      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 2007

                                            REGISTRATION STATEMENT NO. 002-79529
                                                                       811-03575

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM N-4
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 46

                                       AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 58

                   METLIFE OF CT FUND U FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                               (Name of Depositor)

                   ONE CITYPLACE, HARTFORD, CONNECTICUT 06199
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including area code: (860) 308-1000

                             JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                       ONE CITYPLACE, HARTFORD CONNECTICUT
                  (Name and Address of Agent Agent for Service)

                                   COPIES TO:
                                 DIANE E. AMBLER
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                                1601 K STREET, NW
                              WASHINGTON, DC 20006

                                    ---------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[X] on April 30, 2007 pursuant to paragraph (b) of Rule 485.

[ ]            days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on            pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Allocated and Unallocated Group Variable Annuity Contracts


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          UNIVERSAL ANNUITY PROSPECTUS



This prospectus describes Universal Annuity, a flexible premium variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut (the "Company, "our" "us" or "we").



The Contract's value will vary daily to reflect the investment experience of the funding options (referred to as "Subaccounts" in your Contract available through MetLife of CT Fund U for Variable Annuities) you select and, subject to availability, the interest credited to the Fixed (Flexible Annuity) Account. The Variable Funding Options (sometimes called "Subaccounts") available for Contracts purchased on or after April 30, 2007 are:






DREYFUS VARIABLE INVESTMENT FUND -- INITIAL        Met/AIM Small Cap Growth Portfolio -- Class
  SHARES                                              A
  Dreyfus Variable Investment Fund Developing      Neuberger Berman Real Estate
     Leaders Portfolio                                Portfolio -- Class A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     PIMCO Inflation Protected Bond
  TRUST                                               Portfolio -- Class A(+)
  Templeton Developing Markets Securities          Pioneer Fund Portfolio -- Class A
     Fund-Class 2                                  Pioneer Strategic Income Portfolio -- Class
  Templeton Foreign Securities Fund -- Class          A
     2                                             Third Avenue Small Cap Value
JANUS ASPEN SERIES -- SERVICE SHARES                  Portfolio -- Class B(+)
  International Growth Portfolio                 METLIFE INVESTMENT FUNDS, INC.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST(+)       MetLife Investment Diversified Bond Fund
  Legg Mason Partners Variable Aggressive          MetLife Investment International Stock Fund
     Growth Portfolio -- Class I(+)                MetLife Investment Large Company Stock Fund
  Legg Mason Partners Variable Appreciation        MetLife Investment Small Company Stock Fund
     Portfolio -- Class I(+)                     METROPOLITAN SERIES FUND, INC. ("METROPOLITAN
  Legg Mason Partners Variable Fundamental         FUND")
     Value Portfolio -- Class I(+)                 BlackRock Aggressive Growth
  Legg Mason Partners Variable Investors              Portfolio -- Class D
     Portfolio -- Class I(+)                       BlackRock Bond Income Portfolio -- Class A
  Legg Mason Partners Variable Large Cap           BlackRock Diversified Portfolio -- Class A+
     Growth Portfolio(+)                           BlackRock Money Market Portfolio -- Class A
  Legg Mason Partners Variable Small Cap           FI Large Cap Portfolio -- Class A
     Growth Portfolio -- Class I(+)                MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable Social              MetLife Stock Index Portfolio -- Class A(+)
     Awareness Portfolio(+)                        Oppenheimer Global Equity
LEGG MASON PARTNERS VARIABLE INCOME TRUST(+)          Portfolio -- Class A
  Legg Mason Partners Variable Adjustable          Western Asset Management U.S. Government
     Rate Income Portfolio(+)                         Portfolio -- Class A
MET INVESTORS SERIES TRUST ("MET INVESTORS       PIMCO VARIABLE INSURANCE
  FUND")                                           TRUST -- ADMINISTRATIVE CLASS
  Batterymarch Growth and Income                   Total Return Portfolio
     Portfolio -- Class A                        VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
  Batterymarch Mid-Cap Stock                       Van Kampen Life Investment Trust Comstock
     Portfolio -- Class A                             Portfolio
  BlackRock High Yield Portfolio -- Class        VARIABLE INSURANCE PRODUCTS FUND
     A(+)                                          VIP Contrafund(R) Portfolio -- Service
  BlackRock Large-Cap Core Portfolio -- Class         Class 2
     E(+)                                          VIP Equity-Income Portfolio -- Initial
  Cyclical Growth and Income ETF                      Class
     Portfolio -- Class B                          VIP Growth Portfolio -- Initial Class
  Cyclical Growth ETF Portfolio -- Class B         VIP Mid Cap Portfolio -- Service Class 2
  Dreman Small-Cap Value Portfolio -- Class A    METROPOLITAN SERIES FUND, INC. -- ASSET
  Harris Oakmark International                     ALLOCATION PORTFOLIOS -- CLASS B
     Portfolio -- Class A                          MetLife Conservative Allocation Portfolio
  Janus Forty Portfolio Class -- A(+)              MetLife Conservative to Moderate Allocation
  Lazard Mid-Cap Portfolio -- Class B(+)              Portfolio
  Legg Mason Partners Managed Assets               MetLife Moderate Allocation Portfolio
     Portfolio -- Class A                          MetLife Moderate to Aggressive Allocation
  Loomis Sayles Global Markets                        Portfolio
     Portfolio -- Class A(+)                       MetLife Aggressive Allocation Portfolio
  Lord Abbett Bond Debenture
     Portfolio -- Class A
  Lord Abbett Growth and Income
     Portfolio -- Class B
  MFS(R) Value Portfolio -- Class A
  Met/AIM Capital Appreciation
     Portfolio -- Class A







-------


(+) This Variable Funding Option has been subject to a merger, substitution, name or other change. Please see Appendix D for more information.


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy of the SAI, write to us at: Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford, Connecticut 06103-3415, call 1-800-233-3591 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS





Glossary................................      3
Summary.................................      5
Fee Table...............................      8
Condensed Financial Information.........     14
The Annuity Contract and The Retirement
  Plan..................................     14
Annuity Contract........................     14
  Contract Owner Inquiries..............     15
  Purchase Payments.....................     15
  Accumulation Units....................     16
  The Variable Funding Options..........     16
  Notice of Substitution................     18
Fixed Account...........................     24
Charges and Deductions..................     24
  General...............................     24
  Withdrawal Charge.....................     25
  Free Withdrawal Allowance.............     26
  Contract Administrative Charge........     26
  Mortality and Expense Risk Charge.....     26
  Variable Liquidity Benefit Charge.....     26
  Variable Funding Option Expenses......     27
  Premium Tax...........................     27
  Changes in Taxes Based upon Premium or
     Value..............................     27
Chart Asset Allocation Program Fee......     27
Transfers...............................     27
  Dollar Cost Averaging.................     29
Asset Allocation Services...............     30
  General...............................     30
  CHART Asset Allocation Program........     30
Access to Your Money....................     31
  Systematic Withdrawals................     32
Ownership Provisions....................     32
  Types of Ownership....................     32
     Contract Owner.....................     32
     Beneficiary........................     33
     Annuitant..........................     33
Death Benefit...........................     33
  Death Proceeds before the Maturity
     Date...............................     33
  Payment of Proceeds...................     34
  Beneficiary Contract Continuance......     35
  Planned Death Benefit.................     35
  Death Proceeds after the Maturity
     Date...............................     35
  The Annuity Period....................     36
Maturity Date...........................     35
  Allocation of Annuity.................     36
  Variable Annuity......................     36
  Fixed Annuity.........................     37
Payment Options.........................     37
  Election of Options...................     37
  Annuity Options.......................     37
  Variable Liquidity Benefit............     38
Miscellaneous Contract Provisions.......     38
  Right to Return.......................     38
  Termination of Individual Contract....     38
  Termination of Group Contract or
     Account............................     39
  Distribution from One Account to
     Another Account....................     40
  Required Reports......................     40
  Change of Contract....................     40
  Assignment............................     40
  Suspension of Payments................     40
  Misstatement..........................     40
The Separate Account....................     41
  Performance Information...............     41
Federal Tax Considerations..............     42
  General Taxation of Annuities.........     42
Types of Contracts: Qualified and Non-
  qualified.............................     43
  Qualified Annuity Contracts...........     43
  Taxation of Qualified Annuity
     Contracts..........................     43
  Mandatory Distributions for Qualified
     Plans..............................     43
  Individual Retirement Annuities.......     44
  Non-Qualified Annuity Contracts.......     49
     Diversification Requirements for
       Variable Annuities...............     51
     Ownership of the Investments.......     51
     Taxation of Death Benefit
       Proceeds.........................     51
  Other Tax Considerations..............     51
     Treatment of Charges for Certain
       Asset Allocation Programs........     51
     Penalty Tax for Premature
       Distribution.....................     51
     Hurricane Relief...................     51
     Puerto Rico Tax Considerations.....     52
     Non-Resident Aliens................     52
     Changes to Tax Rules and
       Interpretations..................     52
Other Information.......................     53
  The Insurance Company.................     53
  Financial Statements..................     53
  Distribution of the Contracts.........     53
  Voting Rights.........................     55
  Restrictions on Financial
     Transactions.......................     56
  Legal Proceedings.....................     56
Appendix A (Condensed Financial
  Information)..........................    A-1
Appendix B (The Fixed Account)..........    B-1
Appendix C (Texas Optional Retirement
  Program)..............................    C-1
Appendix D (Additional Information
  Regarding Underlying Funds)...........    D-1
Appendix E (Portfolio Legal and
  Marketing Names)......................    E-1
Appendix F (Contents of Statement of
  Underlying Funds).....................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.


CONTRACT -- for convenience, means the Contract or the Certificate.


CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PARTICIPANT -- an individual participating under a group Contract.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 457 or 414(d) of the Code.

SEPARATE ACCOUNT -- MetLife of CT Fund U for Variable Annuities, a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.


YOU, YOUR -- "You", depending on the context, may be the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person, a charitable remainder trust, or a plan (or the employer purchaser who has purchased the Contract on behalf of the plan).

                                    SUMMARY:

                                UNIVERSAL ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account, sometimes called the Flexible Annuity Account, that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity or income options. You may receive income payments in the form of a variable annuity, a fixed annuity or a combination of both. If you elect variable income or Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.


WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include Contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax-qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.


You may purchase a Qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a Qualified Contract, you may make additional payments of at least $20. For non-qualified Contracts, the minimum initial Purchase Payment is $1,000, and $100 thereafter. No additional payments are allowed if the Contract is purchased with a beneficiary-directed transfer of death proceeds.

The Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. If this Contract is purchased through a Qualified Plan, the maximum age is 70 1/2.

The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay Federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the Contract Owner. If a group "allocated" Contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual Contract Owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "Contracts."

We issue group Contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar cost averaging etc.). Your retirement plan provisions supersede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.


IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Contract Value. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.


If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the Variable Funding Options.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense (M&E) risk charge daily from the amounts you allocate to the Separate Account. We deduct the M&E risk charge at an annual rate of 1.25%. We also deduct a semiannual Contract administrative charge of $15. Each Underlying Fund also charges for management costs, any applicable asset allocation fee and other expenses.


If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each Purchase Payment withdrawn if withdrawn within 5 years of the payment date.

If you are a participant in the CHART asset allocation program, the maximum charge is 1.00% annually deducted from amounts in the Variable Funding Options.



Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.


HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn. Under Non-Qualified Contracts, withdrawals are considered to be made first from taxable earnings.

For owners of Qualified Contracts, if you reach a certain age, you may be required by Federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.


WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.


WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.


     - CHART ASSET ALLOCATION PROGRAM. Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll. Participants in the program enter into a separate investment advisory agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, for the purpose of receiving asset allocation advice under MIFS's CHART Program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company, and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.





     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract and take the required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.


     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



CONTINGENT DEFERRED SALES CHARGE
(as a percentage of Purchase Payments withdrawn)
If withdrawn within 5 years after the Purchase Payment is made                    5.00%
If withdrawn 5 or more years after the Purchase Payment is made                      0%
VARIABLE LIQUIDITY BENEFIT CHARGE(1)                                              5.00%
(as a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments)


---------
(1) The Variable Liquidity Benefit Withdrawal Charge declines to zero after five years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT       WITHDRAWAL CHARGE
------------------------------------------    -----------------
GREATER THAN OR EQUAL TO     BUT LESS THAN


         0 years                1 years               5%
         1 years                2 years               5%
         2 years                3 years               5%
         3 years                4 years               5%
         4 years                5 years               5%
        5 + years                                     0%


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGE



SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE                                          $15


ANNUAL SEPARATE ACCOUNT CHARGES



MORTALITY AND EXPENSE RISK CHARGE
(as a percentage of average net assets of the Separate Account)(2)                1.25%


---------

(2)   We are waiving the following amounts of the M&E charge on these
      Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Fund; an amount equal to the underlying fund expenses that are in excess of 0.91% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Fund; 0.10% for the Subaccount investing in the BlackRock Money Market Portfolio of the Metropolitan Fund; 0.12% for the Subaccount investing in the BlackRock Bond Portfolio of the Metropolitan Fund; 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio of the Metropolitan Fund; an amount equal to the underlying fund expenses that are in excess of 0.85% for the Subaccount investing in the Loomis Sayles Global Markets -- Class A of the Met Investor Series Trust; and an amount equal to the underlying fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond
      Portfolio -- Class A of the Met Investor Series Trust.

CHART ASSET ALLOCATION PROGRAM

EFFECTIVE FEBRUARY 1, 2006, THE CHART ASSET ALLOCATION PROGRAM IS CLOSED TO NEW PARTICIPANTS. IF YOU ENROLLED IN THE PROGRAM PRIOR TO FEBRUARY 1, 2006, YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE PROGRAM. IF YOU CANCEL YOUR ENROLLMENT IN THE PROGRAM, YOU MAY NOT RE-ENROLL.

The following table describes the annual investment advisory fee for clients who enter into an investment advisory agreement to participate in MIFS's CHART asset allocation program. The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.



CONTRACT VALUE EQUAL TO OR GREATER THAN    BUT LESS THAN    ANNUAL INVESTMENT ADVISORY FEE FOR CHART PROGRAM
---------------------------------------    -------------    ------------------------------------------------


                      $0                       $25,000                            1.00%
                 $25,000                       $50,000                            0.75%
                 $50,000                       $75,000                            0.50%
                 $75,000                      $100,000                            0.35%
                $100,000                      $250,000                            0.25%
                $250,000                      $500,000                            0.15%
               $500,000+                                                          0.10%



The charge is assessed at fixed intervals during the year, every three months, regardless of when you start or stop your enrollment in the program. If you enrolled in the program immediately after a fee assessment date, you would not incur a charge for the program until nearly three months later. Conversely, if you terminated your enrollment in the program immediately after a fee assessment date, you would not receive a refund for any "unused" portion of the fee.

The annual fee to participate in the CHART program is in addition to any Contract fees and charges. Partial surrenders made to pay program fees will reduce your Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. Please consult with your investment professional to discuss the program.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-233-3591.




MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1), and other
expenses)............................................................     0.30%      1.72%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)




                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE     NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES**
----------------                       ------------  --------------  ----------  -----------  -----------------  ------------


DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment Fund
     Developing Leaders Portfolio....      0.75%            --          0.07%       0.82%             --           0.82%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  VIP Contrafund(R)
     Portfolio -- Service Class 2....      0.57%          0.25%         0.09%       0.91%             --           0.91%
  VIP Equity-Income
     Portfolio -- Initial Class......      0.47%            --          0.10%       0.57%             --           0.57%
  VIP Growth Portfolio -- Initial
     Class...........................      0.57%            --          0.11%       0.68%             --           0.68%
  VIP High Income
     Portfolio -- Initial Class+.....      0.57%            --          0.14%       0.71%             --           0.71%
  VIP Mid Cap Portfolio -- Service
     Class 2.........................      0.57%          0.25%         0.11%       0.93%             --           0.93%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class 2+.....      0.48%          0.25%         0.30%       1.03%           0.01%          1.02%
  Templeton Developing Markets
     Securities Fund -- Class 2......      1.23%          0.25%         0.24%       1.72%             --           1.72%
  Templeton Foreign Securities
     Fund -- Class 2.................      0.63%          0.25%         0.18%       1.06%           0.03%          1.03%(1)
JANUS ASPEN SERIES -- SERVICE SHARES
  International Growth Portfolio.....      0.64%          0.25%         0.07%       0.96%             --           0.96%(2)
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST
  Legg Mason Partners Variable
     Aggressive Growth Portfolio--
     Class I++.......................      0.75%            --          0.02%       0.77%             --           0.77%
  Legg Mason Partners Variable
     Appreciation Portfolio..........      0.70%            --          0.01%       0.71%             --           0.71%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I............      0.75%            --          0.02%       0.77%             --           0.77%
  Legg Mason Partners Variable
     International All Cap
     Opportunity Portfolio+++........      0.85%            --          0.09%       0.94%             --           0.94%
  Legg Mason Partners Variable
     Investors Portfolio -- Class I..      0.65%            --          0.07%       0.72%             --           0.72%
  Legg Mason Partners Variable Large
     Cap Growth Portfolio++..........      0.75%            --          0.04%       0.79%             --           0.79%
  Legg Mason Partners Variable Small
     Cap Growth Portfolio -- Class
     I...............................      0.75%            --          0.21%       0.96%             --           0.96%
  Legg Mason Partners Variable Social
     Awareness Portfolio++...........      0.66%            --          0.12%       0.78%             --           0.78%
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST
  Legg Mason Partners Variable
     Adjustable Rate Income
     Portfolio++.....................      0.55%          0.25%         0.22%       1.02%             --           1.02%
MET INVESTORS SERIES TRUST(3)
  Batterymarch Growth and Income
     Portfolio -- Class A............      0.65%            --          0.05%       0.70%           0.05%          0.65%(4)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A............      0.70%            --          0.11%       0.81%             --           0.81%(5)
  BlackRock High Yield
     Portfolio -- Class A............      0.60%            --          0.32%       0.92%             --           0.92%(6)
  BlackRock Large-Cap Core
     Portfolio -- Class E............      0.63%          0.15%         0.22%       1.00%             --           1.00%(7)
  Dreman Small-Cap Value
     Portfolio -- Class A............      0.82%            --          0.37%       1.19%           0.09%          1.10%(8)
  Harris Oakmark International
     Portfolio -- Class A............      0.78%            --          0.13%       0.91%             --           0.91%
  Janus Forty Portfolio -- Class A...      0.65%            --          0.06%       0.71%             --           0.71%(9)
  Lazard Mid-Cap Portfolio -- Class
     B...............................      0.70%          0.25%         0.06%       1.01%             --           1.01%
  Legg Mason Partners Managed Assets
     Portfolio -- Class A............      0.50%            --          0.11%       0.61%             --           0.61%(10)
  Loomis Sayles Global Markets
     Portfolio -- Class A............      0.70%            --          0.12%       0.82%             --           0.82%(11)
  Lord Abbett Bond Debenture
     Portfolio -- Class A............      0.50%            --          0.04%       0.54%             --           0.54%

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE     NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES**
----------------                       ------------  --------------  ----------  -----------  -----------------  ------------

  Lord Abbett Growth and Income
     Portfolio -- Class B............      0.50%          0.25%         0.03%       0.78%             --           0.78%
  MFS(R) Research International
     Portfolio --
      Class B+.......................      0.72%          0.25%         0.14%       1.11%             --           1.11%
  MFS(R) Value Portfolio -- Class A..      0.73%            --          0.23%       0.96%             --           0.96%(12)
  Met/AIM Capital Appreciation
     Portfolio -- Class A............      0.77%            --          0.09%       0.86%             --           0.86%(13)
  Met/AIM Small Cap Growth
     Portfolio --
      Class A........................      0.87%            --          0.06%       0.93%             --           0.93%(14)
  Neuberger Berman Real Estate
     Portfolio -- Class A............      0.64%            --          0.04%       0.68%             --           0.68%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A............      0.50%            --          0.05%       0.55%             --           0.55%
  Pioneer Fund Portfolio -- Class A..      0.75%            --          0.30%       1.05%           0.05%          1.00%(15)
  Pioneer Strategic Income
     Portfolio -- Class A............      0.70%            --          0.12%       0.82%             --           0.82%(16)
  Third Avenue Small Cap Value
     Portfolio -- Class B............      0.74%          0.25%         0.04%       1.03%             --           1.03%
METLIFE INVESTMENT FUNDS -- CLASS
  I(17)
  MetLife Investment Diversified Bond
     Fund............................      0.41%            --          0.09%       0.50%           0.01%          0.49%(18)
  MetLife Investment International
     Stock Fund......................      0.73%            --          0.20%       0.93%           0.01%          0.92%
  MetLife Investment Large Company
     Stock Fund......................      0.52%            --          0.11%       0.63%           0.01%          0.62%
  MetLife Investment Small Company
     Stock Fund......................      0.64%            --          0.14%       0.78%           0.01%          0.77%(19)
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D............      0.72%          0.10%         0.06%       0.88%             --           0.88%
  BlackRock Bond Income
     Portfolio -- Class A............      0.39%            --          0.07%       0.46%           0.01%          0.45%(20)
  BlackRock Diversified
     Portfolio -- Class A............      0.44%            --          0.07%       0.51%             --           0.51%
  BlackRock Money Market
     Portfolio -- Class A............      0.34%            --          0.04%       0.38%           0.01%          0.37%(21)
  FI Large Cap Portfolio -- Class A..      0.78%            --          0.06%       0.84%             --           0.84%(22)
  MFS(R) Total Return
     Portfolio -- Class F............      0.53%          0.20%         0.05%       0.78%             --           0.78%(23)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A+...........      0.25%            --          0.08%       0.33%           0.01%          0.32%
  MetLife Stock Index
     Portfolio -- Class A............      0.25%            --          0.05%       0.30%           0.01%          0.29%(24)
  Oppenheimer Global Equity
     Portfolio --
     Class A.........................      0.53%            --          0.09%       0.62%             --           0.62%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+...........      0.60%          0.25%         0.08%       0.93%             --           0.93%
  Western Asset Management Strategic
     Bond Opportunities
     Portfolio -- Class A+...........      0.63%            --          0.07%       0.70%             --           0.70%
  Western Asset Management U.S.
     Government Portfolio-- Class A..      0.50%            --          0.07%       0.57%             --           0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio.............      0.25%          0.15%         0.25%       0.65%             --           0.65%
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class II.....      0.56%          0.25%         0.03%       0.84%             --           0.84%



                                                                                                             NET TOTAL
                                                                                                              ANNUAL
                                                                                                             OPERATING
                                                                                 CONTRACTUAL                 EXPENSES
                                          DISTRIBUTION                TOTAL       FEE WAIVER    NET TOTAL    INCLUDING
                                             AND/OR                   ANNUAL        AND/OR        ANNUAL    UNDERLYING
                             MANAGEMENT      SERVICE       OTHER    OPERATING      EXPENSE      OPERATING      FUND
UNDERLYING FUND:                 FEE      (12b-1) FEES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES*    EXPENSES
----------------             ----------   ------------   --------   ---------   -------------   ---------   ----------


MET INVESTORS SERIES
  TRUST -- CLASS B(25)
  Cyclical Growth and
     Income ETF
     Portfolio...........       0.45%         0.25%        0.11%      0.81%         0.01%         0.80%      1.05%(26)
  Cyclical Growth ETF
     Portfolio...........       0.45%         0.25%        0.09%      0.79%           --          0.79%      1.03%



                                                                                                              NET TOTAL
                                                                                                                ANNUAL
                                                                                                              OPERATING
                                          DISTRIBUTION                          CONTRACTUAL                    EXPENSES
                                             AND/OR                  TOTAL       FEE WAIVER     NET TOTAL     INCLUDING
                                             SERVICE                 ANNUAL        AND/OR        ANNUAL       UNDERLYING
                             MANAGEMENT     (12b-1)       OTHER     OPERATING     EXPENSE       OPERATING        FUND
UNDERLYING FUND:                 FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT   EXPENSES*      EXPENSES
----------------             ----------   ------------   --------   ---------   -------------   ---------     -----------

METROPOLITAN SERIES
  FUND, INC.
  MetLife Aggressive
     Allocation
     Portfolio -- Class
     B...................    0.10%        0.25%          0.07%      0.42%       0.07%           0.35%          1.10%(27)
  MetLife Conservative
     Allocation
     Portfolio -- Class
     B...................    0.10%        0.25%          0.09%      0.44%       0.09%           0.35%          0.96%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class
     B...................    0.10%        0.25%          0.02%      0.37%       0.02%           0.35%          1.00%
  MetLife Moderate
     Allocation
     Portfolio -- Class
     B...................    0.10%        0.25%          0.01%      0.36%       0.01%           0.35%          1.05%
  MetLife Moderate to
     Aggressive
     Allocation
     Portfolio -- Class
     B...................    0.10%        0.25%          0.01%      0.36%       0.01%           0.35%          1.10%



---------

* New Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Closed to new investors.
++ Fees and Expenses of the Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
NOTES
(1) Other Expenses include 0.03% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(2) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees paid by Janus Capital.
(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(4) Pursuant to an expense limitation agreement, the Investment Adviser has agreed to permanently limit total operating expenses to 0.65% of the first $500 million of assets, plus 0.55% of assets over $500 million and up to $1 billion, plus 0.50% of assets over $1 billion and up to $1.5 billion, plus 0.45% of assets over $1.5 billion and up to $2 billion, plus 0.40% of assets over $2 billion, excluding 12b-1 fees.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(8) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.10%, excluding 12b-1 fees.
(9) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(10) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.

(11) The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.


(12) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.


(13) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.


(14) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.


(15) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.


(16) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.


(17) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.


(18) Assumes fee schedules were in place for the full year with Wellington Management Company LLP.


(19) Assumes fee schedules were in place for the full year with Delaware Management Company.


(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.


(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.


(22) The Management Fee has been restated to reflect current fees, as if fees had been in effect for the previous fiscal year


(23) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.


(24) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.


(25) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.


(26) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.55%, excluding 12b-1 fees. The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETF"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, was 0.25% for the Cyclical Growth and Income ETF Portfolio and 0.24% for the Cyclical Growth ETF Portfolio. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 1.06% for the Cyclical Growth and Income ETF Portfolio and 1.03% for the Cyclical Growth ETF Portfolio.




(27) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolio before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Strategy Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b- fees.




EXAMPLES

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

The examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits.

EXAMPLE 1 -- This example assumes that you have not elected any asset allocation program.




                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $812       $1,402      $2,065      $3,382       $312        $952       $1,615
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $670         $975      $1,355      $1,967       $170        $525         $905

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $3,382
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $1,967




EXAMPLE 2 -- This example assumes that you have elected the CHART program at the maximum fee. Under the CHART program, you choose to enter into a separate investment advisory agreement with MIFS for the purpose of receiving asset allocation advice. The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company.




                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $910       $1,691      $2,535      $4,254       $410       $1,241      $2,085
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $770       $1,278      $1,861      $2,986       $270         $828      $1,411

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $4,254
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,986



                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendix A.


                  THE ANNUITY CONTRACT AND THE RETIREMENT PLAN

--------------------------------------------------------------------------------

The Contract may provide that all or some of the rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and Annuity options.

The Contract may provide that a plan administrative fee will be paid by making a withdrawal from the Contract Value. Also, the Contract may require a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on the plan administrator's statements to us as to the terms of the plan. We are not a party to the retirement plan. We will not be responsible for determining what the plan says. If you are a Texas Optional Retirement Program participant, please see Appendix C for specific information that applies to you.


                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Universal Annuity is a Contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. If this Contract is purchased through a Qualified Plan, the maximum age is 70 1/2.

Purchase of this Contract through a tax-qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your personal tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-233-3591.

PURCHASE PAYMENTS


Your initial Purchase Payment is due and payable before the Contract becomes effective. Minimum average Purchase Payment amounts are:


     -    IRAs: $1,000

     - other tax-qualified retirement plans: $20 per participant (subject to plan requirements)

     - non-qualified Contracts: $1,000; minimum of $100 for subsequent payment

We accept purchase payment made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We may refuse to accept purchase payments over $1,000,000. We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will credit subsequent purchase payments received in good order within one business day, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

We will provide you with the address of the office to which purchase payments are to be sent.


ACCUMULATION UNITS


The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.


THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and may be in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.



We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.


If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.


In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.



PAYMENT WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


The Company and/or certain of its affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisory, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the investment management fees paid by the advisers to the subadvisers.)



Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of the Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.




Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-233-3591 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.


NOTICE OF SUBSTITUTION



MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, (together the "Company") filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the four MetLife Investment Funds ("Existing Funds") and substitute four new Underlying Funds ("Replacement Funds") as shown below. The Replacement Funds are portfolios of the Metropolitan Series Fund, Inc. Each Replacement Fund will be added as an Underlying Fund on or before the date of the substitution.



To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.



The Company believes that the proposed substitutions are in the best interest of Contract Owners. Each Replacement Fund will have at least a similar investment objective and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about November 9, 2007.



The proposed substitution and respective subadviser is:




        EXISTING FUND AND SUBADVISERS                   REPLACEMENT FUND AND ADVISER
---------------------------------------------  ---------------------------------------------


METLIFE INVESTMENT LARGE COMPANY STOCK FUND    METLIFE STOCK INDEX PORTFOLIO
     Wellington Management Company LLP,          MetLife Investment Advisors Company, LLC
       ClearBridge Advisers, LLC and SSgA
       Funds Management, Inc.
METLIFE INVESTMENT SMALL COMPANY STOCK FUND    RUSSELL 2000(R) PORTFOLIO OF MET SERIES FUND
     Delaware Management Company, OFI            MetLife Investment Advisors Company, LLC
       Institutional Asset Management, Inc.
       and SSgA Funds Management, Inc.
METLIFE INVESTMENT INTERNATIONAL STOCK FUND    MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  Alliance Bernstein L.P., Oechsle               MetLife Investment Advisors Company, LLC
     International Advisors, LLC and SSgA
     Funds Management, Inc.
METLIFE INVESTMENT DIVERSIFIED BOND FUND       LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
                                                 PORTFOLIO
  Western Asset Management Company,              MetLife Investment Advisors Company, LLC
     Wellington Management Company LLP and
     SSgA Funds Management, Inc.




Please note that:



     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitutions.



     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Funds unless you change your elections and transfer your Contract Value before the substitutions take place.

     - You may transfer amounts in your Contract among the variable funding options and the fixed option as usual. The substitutions will not be treated as transfers for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.



     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.



     - On the effective date of the substitutions, your Contract Value in the variable funding options will be the same as before the substitutions. However, the number of units you receive in the Replacement Funds will be different from the number of units in your Existing Funds, due to the difference in unit values.



     -    There will be no tax consequences to you.



Following the substitutions, if you had Contract Value in an Existing Fund, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of the transfers. Please contact your registered representative if you have any questions.



                                    * * * * *


The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:



             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio -- Initial Shares
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund -- Class 2+
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund -- Class 2    appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund -- Class 2                                                  Subadviser:  Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES
  International Growth             Seeks long-term growth of          Janus Capital Management LLC,
     Portfolio -- Service Shares   capital.                           ("JCM")
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation. This   Legg Mason Partners Fund Advisor,
     Aggressive Growth             objective may be changed without   LLC ("LMPFA")
     Portfolio -- Class I          shareholder approval.              Subadviser: ClearBridge Advisors,
                                                                      LLC ("CBA")
  Legg Mason Partners Variable     Seeks long-term appreciation of    LMPFA
     Appreciation                  capital. This objective may be     Subadviser: CBA
     Portfolio -- Class I          changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long-term capital growth.    LMPFA
     Fundamental Value             Current income is a secondary      Subadviser: CBA
     Portfolio -- Class I          consideration. The objective may
                                   be changed without shareholder
                                   approval.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Variable     Seeks total return on assets from  LMPFA
     International All Cap         growth of capital and income.      Subadviser: Brandywine Global
     Opportunity Portfolio+        This objective may be changed      Investment Management, LLC
                                   without shareholder approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Investors Portfolio -- Class  capital. Current income is a       Subadviser: CBA
     I                             secondary objective. These
                                   objectives may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Large Cap Growth Portfolio    capital. This objective may be     Subadviser: CBA
                                   changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Small Cap Growth              capital. This objective may be     Subadviser: CBA
     Portfolio -- Class I          changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long-term capital            LMPFA
     Social Awareness Portfolio    appreciation and retention of net  Subadviser: Legg Mason Investment investment income. This objective  Counsel, LLC
                                   may be changed without
                                   shareholder approval.
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks to provide high current      LMPFA
     Adjustable Rate Income        income and to limit the degree of  Subadviser: Western Asset
     Portfolio                     fluctuation of its net asset       Management Company ("WAM")
                                   value resulting from movements in
                                   interest rates. This objective
                                   may be changed without
                                   shareholder approval.
MET INVESTORS SERIES TRUST
  Batterymarch Growth and Income   Seeks long-term accumulation of    Met Investors Advisory LLC
     Portfolio -- Class A          principal through capital          ("MIA") Subadviser:  Batterymarch
                                   appreciation and retention of net  Financial Management, Inc.
                                   investment income.                 ("Batterymarch")
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           MIA
     Portfolio -- Class A                                             Subadviser:  Batterymarch
  BlackRock High-Yield             Seeks to maximize total returns    MIA
     Portfolio -- Class A          consistent with income generation  Subadviser:  BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    MIA
     Portfolio -- Class E                                             Subadviser:  BlackRock Advisors
                                                                      LLC
  Cyclical Growth and Income ETF   Seeks growth of capital and        MIA
     Portfolio -- Class B          income.                            Subadviser:  Gallatin Asset
                                                                      Management, Inc. ("GAM")
  Cyclical Growth ETF              Seeks growth of capital.           MIA
     Portfolio -- Class B                                             Subadviser:  GAM
  Dreman Small-Cap Value           Seeks capital appreciation.        MIA
     Portfolio -- Class A                                             Subadviser:  Dreman Value
                                                                      Management, L.L.C.
  Harris Oakmark International     Seeks long-term capital            MIA
     Portfolio -- Class A          appreciation.                      Subadviser:  Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        MIA
     A                                                                Subadviser:  JCM

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Lazard Mid-Cap                   Seeks long-term growth of          MIA
     Portfolio -- Class B          capital.                           Subadviser: Lazard Asset
                                                                      Management, LLC
  Legg Mason Partners Managed      Seeks high total return.           MIA
     Assets Portfolio -- Class A                                      Subadvisers:  Batterymarch;
                                                                      ClearBridge Advisors, LLC; and
                                                                      Legg Mason Global Asset
                                                                      Allocation, LLC WAM
  Loomis Sayles Global Markets     Seeks high total investment        MIA
     Portfolio -- Class A          return through a combination of    Subadvisers:  Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.
  Lord Abbett Bond Debenture       Seeks to provide high current      MIA
     Portfolio -- Class A          income and the opportunity for     Subadviser:  Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC ("Lord, Abbett")
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  MIA
     Portfolio -- Class B          and current income without         Subadviser:  Lord, Abbett
                                   excessive fluctuations in the
                                   market value.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        MIA
     Portfolio -- Class A                                             Subadviser:  A I M Capital
                                                                      Management, Inc. ("A I M
                                                                      Capital")
  Met/AIM Small Cap Growth         Seeks long-term growth of          MIA
     Portfolio -- Class A          capital.                           Subadviser:  A I M Capital
  MFS(R) Research International    Seeks capital appreciation.        MIA
     Portfolio -- Class B+                                            Subadviser:  Massachusetts
                                                                      Financial Services Company
                                                                      ("MFS")
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     MIA
     A                             reasonable income.                 Subadviser:  MFS
  Neuberger Berman Real Estate     Seeks to provide total return      MIA
     Portfolio -- Class A          through investment in real estate  Subadviser:  Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      MIA
     Portfolio -- Class A          return, consistent with            Subadviser:  Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        MIA
     A                             capital growth.                    Subadviser:  Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      MIA
     Portfolio -- Class A          income.                            Subadviser:  Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            MIA
     Portfolio -- Class B          appreciation.                      Subadviser:  Third Avenue
                                                                      Management LLC
METLIFE INVESTMENT FUNDS, INC.
  MetLife Investment Diversified   Seeks maximum long-term total      MetLife Investment Funds
     Bond Fund                     return (capital appreciation and   Management LLC
                                   income) by investing primarily in  Subadvisers: WAM; Wellington
                                   fixed income securities.           Management Company LLP
                                                                      ("Wellington"); and SSgA Funds
                                                                      Management, Inc. ("SSgA")

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  MetLife Investment               Seeks maximum long-term total      MetLife Investment Funds
     International Stock Fund      return (capital appreciation and   Management LLC
                                   income) by investing primarily in  Subadvisers: AllianceBernstein common stocks of established non-  L.P.; Oechsle International
                                   U.S. companies.                    Advisors LLC; and SSgA
  MetLife Investment Large         Seeks maximum long-term total      MetLife Investment Funds
     Company Stock Fund            return (capital appreciation and   Management LLC
                                   income) by investing primarily in  Subadvisers: Wellington; CBA; and
                                   common stocks of well established  SSgA
                                   companies.
  MetLife Investment Small         Seeks to provide maximum long-     MetLife Investment Funds
     Company Stock Fund            term total return (capital         Management LLC
                                   appreciation and income) by        Subadvisers: Delaware Management
                                   investing primarily in common      Company; OFI Institutional Asset
                                   stocks of small companies.         Management, Inc.; and SSgA
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser:  BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser:  BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Diversified            Seeks high total return while      MetLife Advisors, LLC
     Portfolio -- Class A          attempting to limit investment     Subadviser:  BlackRock Advisors,
                                   risk and preserve capital.         LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser:  BlackRock Advisors,
                                   preservation of capital.           LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser:  Fidelity Management
                                                                      & Research Company
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Mid Cap Stock Index      Seeks to equal the performance of  MetLife Advisers, LLC
     Portfolio -- Class A+         the Standard & Poor's(R) MidCap    Subadviser:  MetLife Investment
                                   400 Composite Stock Price Index.   Advisors Company, LLC
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MetLife Stock Index              Seeks to equal the performance of  MetLife Advisers, LLC
     Portfolio -- Class A          the Standard & Poor's(R) 500       Subadviser:  MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser:  Massachusetts
                                   diversified portfolio.             Financial Services Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class A                                             Subadviser:  OppenheimerFunds,
                                                                      Inc.
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B+         and, secondarily, dividend         Subadviser:  T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management         Seeks to maximize total return     MetLife Advisers, LLC
     Strategic Bond Opportunities  consistent with preservation of    Subadviser:  WAM
     Portfolio -- Class A+         capital.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser:  WAM
     Portfolio -- Class A          capital and maintenance of
                                   liquidity.
PIMCO VARIABLE INSURANCE TRUST
  Total Return                     Seeks maximum total return,        Pacific Investment Management
     Portfolio -- Administrative   consistent with preservation of    Company LLC
     Class                         capital and prudent investment
                                   management.
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment       Seeks capital growth and income    Van Kampen Asset Management Inc.
     Trust Comstock                through investments in equity
     Portfolio -- Class II         securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
VARIABLE INSURANCE PRODUCTS FUND
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
     -- Service Class 2            appreciation.                      Company
  VIP Equity-Income                Seeks reasonable income.  The      Fidelity Management & Research
     Portfolio -- Initial Class    fund will also consider the        Company
                                   potential for capital
                                   appreciation.  The fund's goal is
                                   to achieve a yield which exceeds
                                   the composite yield on the
                                   securities comprising the
                                   Standard & Poor's  500 Index.
  VIP Growth Portfolio -- Initial  Seeks to achieve capital           Fidelity Management & Research
     Class                         appreciation.                      Company
  VIP High Income                  Seeks a high level of current      Fidelity Management & Research
     Portfolio -- Initial Class+   income while also considering      Company
                                   growth of capital.
  VIP Mid Cap                      Seeks long-term growth of          Fidelity Management & Research
     Portfolio -- Service Class 2  capital.                           Company



---------
+     Closed to new investors.



ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios.

A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see Appendix B for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners;

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     -    administration of the annuity options available under the Contracts;
          and

     -    the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the Contract Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a Purchase Payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from Purchase Payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

     (a)  any Purchase Payments to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) after reduction by the amount of (a), then

     (c) any Purchase Payments to which withdrawal charges apply (on a first-in, first-out basis) and, finally

     (d)  from any Contract earnings

Unless we receive instructions to the contrary, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     -    from death proceeds

     - after the first Contract Year, upon election of an annuity payout (based upon life expectancy) or due to minimum distribution requirements

The withdrawal charge will be waived if:

     -    an annuity payout is begun after the first Contract Year

     - the participant under a group Contract or Annuitant under an individual Contract dies


     - the participant under a group Contract or Annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract


     - the participant under a group Contract, or Annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the Contract Owner or participant, as provided in the plan

     - the participant under a group Contract, or Annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate has been in effect five years or more

     - the participant under a group Contract, or Annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those participants under certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or Annuitant retires at normal retirement age (as defined by the Plan), provided the certificate or Contract, as applicable has been in effect one year or more)


     - the participant under a Section 457 deferred compensation plan retires and the certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules

     - for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract or

     - for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the Contract Owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company

FREE WITHDRAWAL ALLOWANCE


Beginning in the second Contract Year and prior to the Maturity Date, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The 10% free withdrawal allowance may not exceed the amount of total purchase payments no longer subject to a withdrawal charge. The free withdrawal allowance is non-cumulative (for example only using 5% of the free withdrawal allowance in a Contract Year does not allow a 15% free withdrawal allowance in the next Contract Year). The free withdrawal provision applies to all withdrawals. You may withdraw the Free Withdrawal Allowance during the first Contract Year if taken under a systematic withdrawal program.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

CONTRACT ADMINISTRATIVE CHARGE

We deduct a semiannual Contract administrative charge of $15 in June and December of each year for each individual account maintained. This charge is applied pro-rata to the subaccounts. We will also prorate this charge (i.e., calculate) from the date of participation in the plan. We will also prorate this charge if the Contract is terminated. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. This charge does not apply after an annuity payout has begun. This charge will not be deducted from amounts held in the Fixed Account.


MORTALITY AND EXPENSE RISK CHARGE


Each business day, we deduct a mortality and expense ("M&E") risk charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge is equal to 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.


VARIABLE LIQUIDITY BENEFIT CHARGE


If the Variable Liquidity Benefit is selected, there is a charge of 5% of the amounts withdrawn during the annuity period for the first five years following the initial Purchase Payment. Starting in year six, the variable liquidity benefit charge is zero. This charge is not assessed during the accumulation phase. (Please refer to "Payment Options" for a description of this benefit.)

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

CHART ASSET ALLOCATION PROGRAM FEE

If you are a participant in the CHART Program, there is an additional fee. Please see the "CHART Asset Allocation Program" sub-section under the section "Asset Allocation Services" in this prospectus.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. Transfers from the Fixed Account are subject to restrictions described in Appendix B.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield Underlying Funds (i.e., Dreyfus Variable Investment Fund Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Janus Aspen International Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners

Variable International All Cap Opportunity Portfolio, BlackRock High Yield Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio, and Oppenheimer Global Equity Portfolio, the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.


We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instruction of any agent acting under a power of attorney on behalf of more than one Contract Owner; or

     - reject the transfer or exchange instructions of individual Contract Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement as required by SEC regulation with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly, upon request, certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                            ASSET ALLOCATION SERVICES

--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/ fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.

CHART ASSET ALLOCATION PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MIFS, offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants.


MetLife Securities, Inc. or Metropolitan Life Insurance Company, affiliates of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all affiliates of the Company.


The following is a general description of the CHART Program -- a complete description is available in the Disclosure Statement for the program. NOTE:
There are limitations on the investment advisory activities that MIFS's representatives can perform for program participants. Please refer to the Disclosure Statement and other documents that MIFS is required to provide to you.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the

Contract. Currently, the program funds are MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, MetLife Investment Large Company Stock Fund and MetLife Investment Diversified Bond Fund. Each of the program funds is advised by MetLife Investment Funds LLC, an affiliate of MIFS.


Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS at the phone number provided in the investor advisory agreement for a review. Program participants are encouraged to do this at least once a year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.


   CONTRACT VALUE       MAXIMUM ANNUAL FEE FOR CHART PROGRAM
--------------------    ------------------------------------


    $0 -- $25,000                       1.00%
 $25,000 -- $50,000                     0.75%
 $50,000 -- $75,000                     0.50%
 $75,000 -- $100,000                    0.35%
$100,000 -- $150,000                    0.25%
$250,000 -- $500,000                    0.15%
     $500,000 +                         0.10%


Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.



                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Under a group Contract, before a participant's Maturity Date, we will pay all or any portion of that participant's Cash Surrender Value, that is, the cash value less any withdrawal charge and any premium tax not previously deducted, to the owner or participant, as provided in the plan. A group Contract Owner's account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual Contract, the Contract Owner may redeem all or any portion of the Cash Surrender Value any time before the Maturity Date. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The Cash Surrender Value will be determined as of the business day after we receive the surrender request at our Home

Office. The cash value may be more or less than the Purchase Payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.


We may withhold payment of Cash Surrender Value or a Participant's loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program (See Appendix C for additional information).

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to Federal income taxes on the taxable portion. In addition, a 10% Federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER


The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.


You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT


The Annuitant is designated in the Contract on the Specifications page, and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.


                                  DEATH BENEFIT

--------------------------------------------------------------------------------

DEATH PROCEEDS BEFORE THE MATURITY DATE

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans, prior withdrawals and any premium taxes due.


              INDIVIDUAL CONTRACT                              GROUP CONTRACT
---------------------------------------------  ---------------------------------------------


  IF ANNUITANT DIES ON OR AFTER AGE 75, AND    IF PARTICIPANT DIES ON OR AFTER AGE 75, AND
     BEFORE THE MATURITY DATE:                   BEFORE THE MATURITY DATE:
  Amount paid: the cash value of the             Amount paid: the participant's interest
     Contract                                       under the Contract




             INDIVIDUAL CONTRACT                               GROUP CONTRACT
---------------------------------------------  ---------------------------------------------


IF ANNUITANT DIES BEFORE AGE 75, AND BEFORE    IF PARTICIPANT DIES BEFORE AGE 75, AND BEFORE
     THE MATURITY DATE:                          THE MATURITY DATE:
Amount paid: the greater of (1),(2) or (3)     Amount paid: the greatest of (1), (2) or (3)
     below:                                         below:
(1) the cash value                             (1) the participant's interest
(2) total Purchase Payments                    (2) the total Purchase Payments made on
                                                    behalf of the participant
(3) the cash value on the most recent 5(th)    (3) the participant's interest on the most
     multiple Contract year anniversary             recent 5(th) multiple Certificate year
     (i.e., 5(th), 10(th), 15(th), etc.) less       anniversary (i.e., 5(th), 10(th),
     any withdrawals made since that                15(th), etc.) less any withdrawals made
     anniversary before we receive Due Proof        since that anniversary before we receive
     of Death.                                      Due Proof of Death.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT)                    none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary (ies), or if   Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   Unless the beneficiary         Yes
CONTRACT OWNER)               none, to the Contract Owner.   elects to continue the
                                                             Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary (ies) (e.g.                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      the trust) or if none, to                                     Annuitant is
                              the owner.                                                    treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary(ies), or if    Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------

---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)


If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, and take required distributions over time, rather than receive the death benefit in a lump-sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.


If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the time we receive Due Proof of Death ("Death Report Date"). The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE


If any Contract Owner, Participant or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE


Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Annuity payments may also be paid for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.


You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and the Annuitant's 75th birthday for non-qualified Contracts or ten years after the effective date of the Contract, if later. This requirement may be changed by us. (For Contracts issued in Florida and New York, the Maturity Date you elect may not be later than the Annuitant's 90th birthday.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of Federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.5%. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.5%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3.5%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3.5%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS


While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once annuity payments have begun, no further elections are allowed.


During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See Annuity Options.)


The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.


On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner/participant.

ANNUITY OPTIONS


Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

Option 3 -- Unit Refund Life Annuity. The Company will make Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

Option 4 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor's death.

Option 5 -- Joint and Last Survivor Life Annuity -- Annuity Reduces on Death of Primary Payee. The Company will make Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments that would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.


Option 6 -- Payments for a Fixed Period (Term Certain). We will make periodic payments for the period selected. Please note that Option 6 may not satisfy minimum required distribution rules for qualified contracts. Consult your tax adviser before electing this option.



Option 7 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.


VARIABLE LIQUIDITY BENEFIT


This benefit is only offered with the annuity option "Payments for a Fixed Period."


At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the Contract Specifications page multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN


You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Contract Value. You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, if your state only requires return of Contract Value, the Contract Value we return may be greater or less than your Purchase Payment.


If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the cash value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION OF INDIVIDUAL CONTRACT


We reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no Purchase Payments have been made for at least three years. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to the Contract Owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge. In certain states we may be required to pay the Contract Value.

TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect, and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated, and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under Options in the Event of Termination of a Participant.

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, we reserve the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     -    there is no cash value in any participant's individual account and

     -    the cash value of the owner's account, if any, is less than $500 and

     -    the premium has not been paid for at least three years

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after we have mailed notice of termination to the group Contract Owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's Maturity Date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     - if that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     - if the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the Maturity Date).

     - to have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     - if that participant becomes a participant under another group Contract of this same type that is in effect with us, to transfer that participant's interest to that group Contract.

     -    to make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2 above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this Contract or the plan will not affect payments being made under any annuity option, which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the termination amount (see Termination of Contract or Account), the amount of certain charges and deductions, the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.


MISSTATEMENT

We may require proof of age of the Owner, Annuitant or beneficiary before making any payments under this Contract that are measured by the Owner's, Annuitant's or beneficiary's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states we may be required to pay interest on any underpayments.

                              THE SEPARATE ACCOUNT

--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

MetLife Insurance Company of Connecticut sponsors a separate account: MetLife of CT Fund U for Variable Annuities (the "Separate Account" or "MetLife of CT Fund U"). The Separate Account was established on May 16, 1983 and is registered with the SEC as a unit investment trust registered under the Investment Company Act of 1940, as amended. We will invest the Separate Account's assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.


We hold the assets for the exclusive benefit of the owners of the Separate Account, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account, are in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The obligations arising under the variable annuity Contracts are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company.


All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the Variable Funding Options are currently sold only to life insurance company Separate Account to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer the assets of the Separate Account to another account and/or to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI. You are responsible for determining whether your purchase of a Contract, withdrawals, annuity payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).


Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974). If the Contract is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. Consult your tax advisor.


The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.


To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Variable Funding Options to foreign jurisdictions.


Tax-Free Exchanges. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.


Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants contributing to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.


All IRAs, Roth IRAs, TSAs (ERISA and non-ERISA), sec.457(b), sec.403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter, "Qualified Plans" unless otherwise specified) receive tax-deferral under the Code. Although these are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits, such as the availability of a guaranteed income for life.


TAXATION OF QUALIFIED ANNUITY CONTRACTS


Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans, 457(b) plans, and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract to defer the minimum distribution requirements until the end of the year in which the deceased owner would have attained age 70 1/2; or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.


NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.


INDIVIDUAL RETIREMENT ANNUITIES


The Contract has not been submitted to the IRS for approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the Contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.



To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007 and may be indexed for inflation in future years. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.


Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.


Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.


ROTH IRAS



Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

DESIGNATED ROTH ACCOUNTS FOR 403(B) & 401(K) PLANS


Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans ("collectively the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after-tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract or to a Contract issued under a 401(k) program under the following conditions:


     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.


     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).


     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a Plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan or pre-tax 401(k) plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions and a separate section 401(k) Contract to accept designated Roth 401(k) contributions.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

     - The employer must permit contributions under a pre-tax 403(b) or pre-tax 401 (k) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.

     - Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.


     - In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, and hardship withdrawals only with respect to contributions, (if permitted under the Plan)).


     - If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distribution").

     - Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

     - Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.


TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.



DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS


Effective January 1, 2006, employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as Purchase Payments to a Section 403(b) Contract under the following conditions:



     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.



     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.



     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).



     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.



     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.



     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.



Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.



The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:



The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.



Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.



In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).



If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.



Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.



LOANS



If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.



The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.



Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.



457(B) PLANS



GENERAL



457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.



457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.



WITHDRAWALS



Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).



SPECIAL RULES



Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).



LOANS



In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.



Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)



GENERAL



The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.



See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.



NON-QUALIFIED ANNUITY CONTRACTS


If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.


As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.



Under section 1035 of the Code, your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met and income payments have not yet commenced. Code Section 1035 provides that no gain or loss is recognized when an annuity contract or a portion of an existing annuity account balance is received in exchange for a life, endowment, or annuity Contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange (or a portion thereof) could result in your investment becoming subject to higher or lower fees and/or expenses.



For partial exchanges under section 1035, it is possible that the IRS could require aggregation of the several contracts if distributions have been taken from any of the contracts after the exchange within a certain period of time (e.g. 24 months) resulting in greater taxable income and adverse tax consequences such as imposition of the 10% penalty if the taxpayer has not attained age 59 1/2 at the time of the distribution(s).



Additionally, consolidation of contracts under a section 1035 exchange will cause an aggregation of contract values and may adversely impact gain reported and possible imposition of the 10% penalty if the taxpayer is under age 59 1/2 at the time of distribution from a consolidated contract.



Consult your tax adviser prior to changing the Annuitant or prior to changing the date you determine to commence annuity payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.



If a non-qualified annuity is owned by other than an individual (e.g., by a corporation), however, increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.



If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received that annuity under the rules for variable income annuities.


We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the IRS table). However, the IRS may determine that the excludable amount is different from our computation.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

Income payments and amounts received on the exercise of a full withdrawal or partial withdrawal option under your Non-qualified Qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after income payments commence will generally invalidate the exception and subject you to income tax, additional penalties and interest.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Under the Code, withdrawals or income payments from Non-Qualified qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).


Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of any Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.


Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or annuity payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.



                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------


TREATMENT OF CHARGES FOR CERTAIN ASSET ALLOCATION PROGRAMS

Under various asset allocation programs that may be made available to participants in qualified employer retirement plans, note that based on our understanding of the tax law, including various IRS rulings, we do not treat charges for such programs that are paid from the Contract as taxable distributions. Consult your own tax advisor.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS


For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.


HURRICANE RELIEF

DISTRIBUTIONS: Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS: Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.


CHANGES TO TAX RULES AND INTERPRETATIONS



Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



     - Possible taxation of transfers between investment divisions or transfers from a subaccount to the Fixed Account or Fixed Annuity.

     - Possible taxation as if you were the Contract Owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers among them.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.



                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANY


MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.


FINANCIAL STATEMENTS

The financial statements for the insurance company and for the Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF THE CONTRACTS


DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution, LLC, which merged with and into MLIDL on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.



COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but ranges from 0.50% to 5% (6% for the New Jersey ABP) of Purchase Payments (if up-front compensation is paid to registered representatives) and ranges from 0.20% to 0.35% annually of average Contract Value (if asset-based compensation is paid to registered representatives).


The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates, Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional
Information -- "Distribution and Principal Underwriting Agreement" for a list of the broker-dealer firms that received compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds which are offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers, Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.



SALE OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contract is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concessions and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.


The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sales of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.


From time to time, MetLife Associates LLC or Metropolitan Life Insurance Company pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC or Metropolitan Life Insurance Company to potential clients and for establishing and maintaining relationships between MetLife Associates LLC or Metropolitan Life Insurance Company and various organizations. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for the sale of the Contracts.


CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS


The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.


In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in the corresponding subaccounts. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in the subaccount corresponding to his or her interest.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the separate account or upon the ability of MLIDC to perform its contract with the separate account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                   METLIFE OF CT FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information.

                         SEPARATE ACCOUNT 1.25% 3.5% AIR



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Stock Index Subaccount (Initial Shares)
  (1/92)...........................................  2006        3.161            3.605        125,779,858
                                                     2005        3.057            3.161        135,422,624
                                                     2004        2.797            3.057        143,469,260
                                                     2003        2.207            2.797        149,014,166
                                                     2002        2.878            2.207        153,048,245
                                                     2001        3.319            2.878        164,059,330
                                                     2000        3.704            3.319        167,537,774
                                                     1999        3.110            3.704        168,819,126
                                                     1998        2.456            3.110        147,530,630
                                                     1997        1.870            2.456        109,316,975

AllianceBernstein Variable Products Series Fund,
  Inc.

  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/01).................................  2006        0.864            0.848                 --
                                                     2005        0.762            0.864          4,520,827
                                                     2004        0.712            0.762          3,707,589
                                                     2003        0.585            0.712          2,865,087
                                                     2002        0.856            0.585          2,555,550
                                                     2001        1.000            0.856            848,693

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (5/03)...........................................  2006        1.739            2.277                 --
                                                     2005        1.643            1.739         13,267,629
                                                     2004        1.266            1.643         11,118,920
                                                     2003        1.000            1.266          4,405,737

Dreyfus Variable Investment Fund

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (5/98)..........................  2006        1.295            1.328         46,637,758
                                                     2005        1.240            1.295         50,311,776
                                                     2004        1.127            1.240         52,507,474
                                                     2003        0.867            1.127         50,882,672
                                                     2002        1.085            0.867         47,369,020
                                                     2001        1.171            1.085         38,640,850
                                                     2000        1.046            1.171         30,292,993
                                                     1999        0.860            1.046          8,736,573
                                                     1998        1.000            0.860          4,814,869

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Franklin Templeton Variable Insurance Products
  Trust

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (5/01)......................  2006        1.011            1.085          4,307,278
                                                     2005        0.977            1.011          4,143,301
                                                     2004        0.887            0.977          3,983,556
                                                     2003        0.654            0.887          3,060,921
                                                     2002        0.929            0.654          1,397,130
                                                     2001        1.000            0.929            499,835

FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03)........................................  2006        1.458            1.704                 --
                                                     2005        1.335            1.458          7,587,012
                                                     2004        1.200            1.335          3,733,761
                                                     2003        1.000            1.200          1,486,942

FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)......................  2006        1.548            1.958         10,660,061
                                                     2005        1.230            1.548          7,796,334
                                                     2004        1.000            1.230            846,095

FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04).................................  2006        1.254            1.505          6,548,798
                                                     2005        1.153            1.254          4,261,669
                                                     2004        1.000            1.153          1,034,961

FTVIPT Templeton Global Asset Allocation Subaccount
  (Class 1) (1/92).................................  2006        3.386            4.060         45,923,959
                                                     2005        3.301            3.386         47,146,131
                                                     2004        2.883            3.301         50,672,709
                                                     2003        2.207            2.883         53,977,404
                                                     2002        2.331            2.207         59,225,975
                                                     2001        2.615            2.331         67,658,190
                                                     2000        2.640            2.615         76,624,552
                                                     1999        2.176            2.640         88,550,617
                                                     1998        2.070            2.176        105,823,749
                                                     1997        1.815            2.070        124,603,105

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


FTVIPT Templeton Growth Securities
  Subaccount -- Class 1 Shares (1/92)..............  2006        3.820            4.461                 --
                                                     2005        3.547            3.820         85,582,319
                                                     2004        3.089            3.547         92,327,562
                                                     2003        2.359            3.089         97,403,572
                                                     2002        2.924            2.359        107,999,132
                                                     2001        2.990            2.924        121,148,360
                                                     2000        2.819            2.990        132,342,348
                                                     1999        2.211            2.819        144,148,362
                                                     1998        2.211            2.211        164,479,451
                                                     1997        2.001            2.211        180,875,987

Janus Aspen Series

  Janus Aspen International Growth Subaccount
  (Service Shares) (5/01)..........................  2006        1.241            1.797         24,864,268
                                                     2005        0.952            1.241         10,005,318
                                                     2004        0.812            0.952          5,364,547
                                                     2003        0.611            0.812          3,557,813
                                                     2002        0.834            0.611          1,992,686
                                                     2001        1.000            0.834            767,684

Lazard Retirement Series, Inc.

  Lazard Retirement Small Cap Subaccount (5/03)....  2006        1.558            1.754                 --
                                                     2005        1.517            1.558          4,950,831
                                                     2004        1.337            1.517          4,056,498
                                                     2003        1.000            1.337          1,896,134

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (5/01).......  2006        1.055            1.231         21,950,368
                                                     2005        1.027            1.055         24,055,560
                                                     2004        0.960            1.027         26,498,188
                                                     2003        0.699            0.960         23,365,758
                                                     2002        0.945            0.699         16,640,804
                                                     2001        1.000            0.945         11,454,930

  LMPVPI Investors Subaccount (Class I) (5/01).....  2006        1.044            1.219          6,506,843
                                                     2005        0.992            1.044          6,818,151
                                                     2004        0.910            0.992          6,899,092
                                                     2003        0.696            0.910          5,708,051
                                                     2002        0.916            0.696          4,408,473
                                                     2001        1.000            0.916          2,700,117

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)...........................................  2006        1.084            1.207          6,508,896
                                                     2005        1.047            1.084          6,017,948
                                                     2004        0.921            1.047          6,387,344
                                                     2003        0.626            0.921          5,518,116
                                                     2002        0.971            0.626          1,495,493
                                                     2001        1.000            0.971            508,252

Legg Mason Partners Variable Portfolios II

  LMPVPII Appreciation Subaccount (5/02)...........  2006        1.152            1.306          7,572,814
                                                     2005        1.119            1.152          6,750,878
                                                     2004        1.041            1.119          5,139,040
                                                     2003        0.846            1.041          2,886,552
                                                     2002        1.000            0.846            876,855

  LMPVPII Fundamental Value Subaccount (5/01)......  2006        1.084            1.251         38,001,963
                                                     2005        1.048            1.084         38,652,773
                                                     2004        0.981            1.048         38,936,677
                                                     2003        0.716            0.981         30,789,994
                                                     2002        0.921            0.716         21,690,834
                                                     2001        1.000            0.921         10,466,261

Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount
  (9/03)...........................................  2006        1.010            1.038            974,173
                                                     2005        0.999            1.010            741,455
                                                     2004        1.000            0.999            320,379
                                                     2003        1.000            1.000             36,742

  LMPVPIII Aggressive Growth Subaccount (5/01).....  2006        1.001            1.075         61,191,256
                                                     2005        0.908            1.001         61,275,134
                                                     2004        0.836            0.908         59,275,614
                                                     2003        0.629            0.836         46,835,775
                                                     2002        0.946            0.629         26,371,596
                                                     2001        1.000            0.946         11,836,932

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPIII International All Cap Growth Subaccount
  (2/95)...........................................  2006        1.415            1.759         13,071,034
                                                     2005        1.283            1.415         14,134,259
                                                     2004        1.102            1.283         15,470,196
                                                     2003        0.875            1.102         16,482,494
                                                     2002        1.193            0.875         17,421,508
                                                     2001        1.755            1.193         20,784,495
                                                     2000        2.332            1.755         19,849,422
                                                     1999        1.408            2.332         11,828,513
                                                     1998        1.339            1.408          8,375,884
                                                     1997        1.321            1.339          7,634,378

  LMPVPIII Large Cap Growth Subaccount (5/01)......  2006        1.013            1.047         14,660,743
                                                     2005        0.975            1.013         17,795,644
                                                     2004        0.984            0.975         19,869,473
                                                     2003        0.675            0.984         16,496,778
                                                     2002        0.908            0.675          2,526,696
                                                     2001        1.000            0.908            995,768

  LMPVPIII Large Cap Value Subaccount (2/95).......  2006        2.135            2.493          9,530,131
                                                     2005        2.030            2.135         10,926,641
                                                     2004        1.858            2.030         12,122,094
                                                     2003        1.474            1.858         12,794,011
                                                     2002        2.001            1.474         13,428,790
                                                     2001        2.207            2.001         15,355,264
                                                     2000        1.975            2.207         12,672,102
                                                     1999        1.999            1.975         13,364,863
                                                     1998        1.843            1.999         13,037,850
                                                     1997        1.474            1.843         10,871,165

  LMPVPIII Social Awareness Stock Subaccount
  (5/92)...........................................  2006        2.718            2.891         12,271,820
                                                     2005        2.637            2.718         13,245,591
                                                     2004        2.513            2.637         14,426,711
                                                     2003        1.975            2.513         15,327,635
                                                     2002        2.661            1.975         15,983,693
                                                     2001        3.195            2.661         17,249,885
                                                     2000        3.251            3.195         17,315,383
                                                     1999        2.842            3.251         17,998,888
                                                     1998        2.176            2.842         13,304,950
                                                     1997        1.731            2.176          9,539,133

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Met Investors Series Trust

  MIST Batterymarch Growth and Income Subaccount
  (Class A) (4/06).................................  2006        20.733           22.372        15,540,097

  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006         1.985            1.895        26,021,950

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006         1.202            1.275         1,509,701

  MIST Cyclical Growth & Income EFT Subaccount
  (1/06)...........................................  2006         1.000            1.090       158,709,583
                                                     2005         1.000            1.000                --

  MIST Cyclical Growth EFT Subaccount (1/06).......  2006         1.000            1.109       181,206,750
                                                     2005         1.000            1.000                --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006         1.318            1.408         1,502,452

  MIST Harris Oakmark International Subaccount
  (Class A) (4/06) *...............................  2006         1.421            1.569         3,580,826

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006         1.104            1.160         1,212,542

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06).................................  2006         1.001            1.078        13,865,576

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006         1.220            1.208           569,730

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (4/06)........................................  2006         1.329            1.322           605,918

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006         1.278            1.415         9,313,911

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006         1.003            1.223        28,287,284

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006         1.864            2.009         8,341,752

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006         1.075            1.134           642,248

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006         1.520            1.579         5,292,934

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (11/06)................................  2006         1.754            1.792         5,532,209

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (6/93).................................  2006        1.914            1.972        174,876,474
                                                     2005        1.899            1.914        181,005,949
                                                     2004        1.837            1.899        185,980,211
                                                     2003        1.762            1.837        181,300,133
                                                     2002        1.637            1.762        202,596,628
                                                     2001        1.551            1.637        223,788,825
                                                     2000        1.398            1.551        144,750,526
                                                     1999        1.456            1.398        163,821,569
                                                     1998        1.352            1.456        170,066,956
                                                     1997        1.221            1.352        159,728,032

  MetLife Investment International Stock Subaccount
  (Class I) (5/93).................................  2006        2.108            2.634         91,422,895
                                                     2005        1.862            2.108        109,355,895
                                                     2004        1.641            1.862        120,928,660
                                                     2003        1.278            1.641        133,441,492
                                                     2002        1.666            1.278        157,090,552
                                                     2001        2.147            1.666        157,226,415
                                                     2000        2.364            2.147        124,881,600
                                                     1999        1.806            2.364        147,993,706
                                                     1998        1.592            1.806        161,689,822
                                                     1997        1.534            1.592        143,959,193

  MetLife Investment Large Company Stock Subaccount
  (Class I) (6/93).................................  2006        1.858            2.065        172,416,579
                                                     2005        1.763            1.858        186,731,780
                                                     2004        1.622            1.763        199,732,745
                                                     2003        1.282            1.622        208,253,227
                                                     2002        1.683            1.282        203,063,963
                                                     2001        2.022            1.683        199,593,964
                                                     2000        2.408            2.022        172,083,988
                                                     1999        2.445            2.408        176,542,224
                                                     1998        2.143            2.445        187,872,118
                                                     1997        1.647            2.143        185,895,286

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MetLife Investment Small Company Stock Subaccount
  (Class I) (5/93).................................  2006        2.620            2.941         72,466,187
                                                     2005        2.474            2.620         81,540,187
                                                     2004        2.179            2.474         89,121,953
                                                     2003        1.542            2.179         98,738,316
                                                     2002        2.047            1.542         93,220,050
                                                     2001        2.041            2.047        100,583,198
                                                     2000        1.877            2.041        143,472,873
                                                     1999        1.390            1.877        181,955,240
                                                     1998        1.541            1.390        187,717,148
                                                     1997        1.460            1.541        162,145,977

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        0.645            0.631         10,310,292

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06) *.........................................  2006        1.001            1.044         55,573,018

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06) *.........................................  2006        1.000            1.026         65,446,713

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.114            1.132         58,715,231

  MSF MetLife Aggressive Allocation Subaccount
  (1/06)...........................................  2006        1.000            1.124          1,821,329
                                                     2005        1.000            1.000                 --

  MSF MetLife Conservative Allocation Subaccount
  (2/06)...........................................  2006        1.000            1.051            589,878
                                                     2005        1.000            1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/06)................................  2006        1.000            1.064          2,943,596
                                                     2005        1.000            1.000                 --

  MSF MetLife Mid Cap Stock Index Subaccount (Class
  A) (4/06)........................................  2006        1.004            1.005          2,799,148

  MSF MetLife Moderate Allocation Subaccount
  (1/06)...........................................  2006        1.000            1.076         12,199,186
                                                     2005        1.000            1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/06)................................  2006        1.000            1.104         11,214,398
                                                     2005        1.000            1.000                 --

  MSF MetLife Stock Index Subaccount (Class A)
  (4/06)...........................................  2006        1.001            1.086          3,215,810

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        2.582            2.767         43,108,066

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF Oppenheimer Global Equity Subaccount (Class
  A) (4/06) *......................................  2006        0.996            1.055        325,972,182

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06).................................  2006        0.998            1.071          4,455,391

  MSF Western Asset Management Strategic Bond
  Opportunities Subaccount (Class A) (4/06)........  2006        1.927            2.013            722,740

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *....................  2006        2.126            2.205         29,444,349

PIMCO Variable Insurance Trust

  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/05)....................................  2006        0.997            0.991          1,629,642
                                                     2005        1.000            0.997            956,277

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.060            1.087         13,855,215
                                                     2005        1.047            1.060         10,703,938
                                                     2004        1.011            1.047          5,878,579
                                                     2003        1.000            1.011          2,399,897

Putnam Variable Trust

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).......................................  2006        1.126            1.421          5,055,410
                                                     2005        1.016            1.126          4,078,177
                                                     2004        0.886            1.016          3,868,658
                                                     2003        0.698            0.886          3,592,150
                                                     2002        0.858            0.698          2,779,812
                                                     2001        1.000            0.858            860,189

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01)...........................................  2006        1.713            1.984         38,048,392
                                                     2005        1.620            1.713         36,511,569
                                                     2004        1.300            1.620         33,662,236
                                                     2003        0.879            1.300         27,307,302
                                                     2002        1.090            0.879         23,342,138
                                                     2001        1.000            1.090         11,993,138

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (5/05)...........................................  2006        1.144            1.220                 --
                                                     2005        1.000            1.144             94,134

  Travelers Convertible Securities Subaccount
  (6/05)...........................................  2006        1.035            1.104                 --
                                                     2005        1.000            1.035             37,238

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Disciplined Mid Cap Stock Subaccount
  (5/98)...........................................  2006        1.815            1.985                 --
                                                     2005        1.635            1.815         30,211,099
                                                     2004        1.422            1.635         31,509,991
                                                     2003        1.076            1.422         30,484,250
                                                     2002        1.272            1.076         29,242,637
                                                     2001        1.342            1.272         25,278,517
                                                     2000        1.165            1.342         20,156,506
                                                     1999        1.040            1.165          2,428,698
                                                     1998        1.000            1.040          1,388,007

  Travelers Large Cap Subaccount (6/05)............  2006        1.080            1.114                 --
                                                     2005        1.000            1.080            147,192

  Travelers Mercury Large Cap Core Subaccount
  (5/05)...........................................  2006        1.130            1.202                 --
                                                     2005        1.000            1.130            574,689

  Travelers MFS(R) Mid Cap Growth Subaccount
  (5/01)...........................................  2006        0.609            0.645                 --
                                                     2005        0.598            0.609         11,492,968
                                                     2004        0.531            0.598         12,782,414
                                                     2003        0.392            0.531         11,787,849
                                                     2002        0.776            0.392          5,435,082
                                                     2001        1.000            0.776          2,867,666
  Travelers MFS(R) Total Return Subaccount (2/95)..  2006        2.498            2.582                 --
                                                     2005        2.457            2.498         45,150,830
                                                     2004        2.232            2.457         42,102,235
                                                     2003        1.940            2.232         39,725,454
                                                     2002        2.073            1.940         37,930,887
                                                     2001        2.099            2.073         31,890,733
                                                     2000        1.822            2.099         24,307,183
                                                     1999        1.798            1.822         23,142,389
                                                     1998        1.630            1.798         22,751,440
                                                     1997        1.362            1.630         14,655,213

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.181            1.278                 --
                                                     2005        1.123            1.181          5,412,345
                                                     2004        1.000            1.123          1,087,015

  Travelers Mondrian International Stock Subaccount
  (5/04)...........................................  2006        1.235            1.421                 --
                                                     2005        1.142            1.235            982,369
                                                     2004        1.000            1.142            447,661

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Pioneer Fund Subaccount (2/94).........  2006        1.755            1.864                 --
                                                     2005        1.676            1.755          9,439,078
                                                     2004        1.527            1.676         10,275,849
                                                     2003        1.249            1.527         11,576,990
                                                     2002        1.813            1.249         12,848,343
                                                     2001        2.384            1.813         16,856,879
                                                     2000        1.943            2.384         16,838,824
                                                     1999        1.969            1.943         15,035,212
                                                     1998        1.686            1.969         16,377,929
                                                     1997        1.363            1.686         12,539,047

  Travelers Pioneer Mid Cap Value Subaccount
  (6/05)...........................................  2006        1.020            1.075                 --
                                                     2005        1.000            1.020            373,899

  Travelers Pioneer Strategic Income Subaccount
  (3/95)...........................................  2006        1.504            1.520                 --
                                                     2005        1.469            1.504          3,088,278
                                                     2004        1.348            1.469            258,817
                                                     2003        1.348            1.348                 --
                                                     2002        1.289            1.348                 --
                                                     2001        1.252            1.289          5,511,538
                                                     2000        1.273            1.252          5,639,063
                                                     1999        1.275            1.273          6,580,248
                                                     1998        1.282            1.275          7,549,029
                                                     1997        1.206            1.282          5,170,756

  Travelers Salomon Brothers Strategic Total Return
  Bond Subaccount (3/95)...........................  2006        1.955            1.927                 --
                                                     2005        1.935            1.955            587,191
                                                     2004        1.843            1.935            498,291
                                                     2003        1.646            1.843            364,923
                                                     2002        1.539            1.646            274,333
                                                     2001        1.464            1.539            298,023
                                                     2000        1.403            1.464            204,663
                                                     1999        1.446            1.403            193,477
                                                     1998        1.487            1.446            239,757
                                                     1997        1.402            1.487            222,251

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (2/95).....  2006        2.265            2.366                 --
                                                     2005        2.247            2.265         31,245,585
                                                     2004        2.065            2.247         34,952,166
                                                     2003        1.577            2.065         38,379,656
                                                     2002        2.404            1.577         40,014,581
                                                     2001        2.810            2.404         45,323,782
                                                     2000        3.480            2.810         45,021,396
                                                     1999        2.664            3.480         37,607,862
                                                     1998        2.091            2.664         31,613,033
                                                     1997        1.640            2.091         19,535,233

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)................................  2006        1.153            1.329                 --
                                                     2005        1.000            1.153             50,746

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)................................  2006        1.148            1.318                 --
                                                     2005        1.000            1.148            107,466

  Travelers U.S. Government Securities Subaccount
  (1/92)...........................................  2006        2.203            2.126                 --
                                                     2005        2.138            2.203         34,189,320
                                                     2004        2.040            2.138         37,207,585
                                                     2003        2.010            2.040         44,868,613
                                                     2002        1.791            2.010         57,617,140
                                                     2001        1.714            1.791         31,721,264
                                                     2000        1.517            1.714         24,809,824
                                                     1999        1.602            1.517         27,101,315
                                                     1998        1.472            1.602         36,339,225
                                                     1997        1.323            1.472         22,809,036

Van Kampen Life Investment Trust

  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03)...........................................  2006        1.494            1.712          7,393,219
                                                     2005        1.453            1.494          7,258,912
                                                     2004        1.253            1.453          3,259,779
                                                     2003        1.000            1.253          1,506,552

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Variable Insurance Products Fund

  VIP Asset Manager SM Subaccount (Initial Class)
  (1/92)...........................................  2006        2.367            2.508         75,959,675
                                                     2005        2.303            2.367         86,156,215
                                                     2004        2.211            2.303        100,168,228
                                                     2003        1.898            2.211        112,403,688
                                                     2002        2.105            1.898        123,597,634
                                                     2001        2.223            2.105        146,070,368
                                                     2000        2.343            2.223        162,774,171
                                                     1999        2.135            2.343        193,548,947
                                                     1998        1.879            2.135        226,655,321
                                                     1997        1.577            1.879        240,063,870

VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03)...........................................  2006        1.626            1.790         35,656,369
                                                     2005        1.412            1.626         23,029,914
                                                     2004        1.241            1.412         10,198,527
                                                     2003        1.000            1.241          3,102,094

VIP Equity -- Income Subaccount (Initial Class)
  (7/93)...........................................  2006        2.996            3.557        108,477,812
                                                     2005        2.866            2.996        116,341,595
                                                     2004        2.602            2.866        127,917,258
                                                     2003        2.021            2.602        136,244,906
                                                     2002        2.464            2.021        145,200,703
                                                     2001        2.626            2.464        163,252,519
                                                     2000        2.452            2.626        174,162,199
                                                     1999        2.335            2.452        216,707,783
                                                     1998        2.118            2.335        243,963,799
                                                     1997        1.674            2.118        237,049,548

  VIP Growth Subaccount (Initial Class) (1/92).....  2006        2.843            3.000        149,473,762
                                                     2005        2.721            2.843        168,202,894
                                                     2004        2.665            2.721        192,953,222
                                                     2003        2.031            2.665        212,462,546
                                                     2002        2.943            2.031        228,718,721
                                                     2001        3.619            2.943        261,638,873
                                                     2000        4.117            3.619        285,710,512
                                                     1999        3.033            4.117        301,815,334
                                                     1998        2.201            3.033        295,980,481
                                                     1997        1.805            2.201        289,001,967

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP High Income Subaccount (Initial Class)
  (2/92)...........................................  2006        1.948            2.140         17,511,349
                                                     2005        1.921            1.948         19,793,518
                                                     2004        1.774            1.921         22,537,435
                                                     2003        1.412            1.774         25,475,600
                                                     2002        1.382            1.412         26,479,748
                                                     2001        1.585            1.382         30,344,154
                                                     2000        2.071            1.585         35,414,243
                                                     1999        1.939            2.071         43,921,791
                                                     1998        2.052            1.939         49,346,978
                                                     1997        1.766            2.052         48,895,121

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.792            1.989         47,892,721
                                                     2005        1.537            1.792         39,447,067
                                                     2004        1.249            1.537         27,002,112
                                                     2003        0.915            1.249         14,086,757
                                                     2002        1.029            0.915          8,998,649
                                                     2001        1.000            1.029          1,515,233



                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                       SEPARATE ACCOUNT 1.25% 3.5% AIR (N)



                                                                                            NUMBER OF UNITS
                                                          UNIT VALUE AT     UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                   YEAR   BEGINNING OF YEAR    END OF YEAR      END OF YEAR
--------------                                   ----   -----------------   -------------   ---------------


Capital Appreciation Fund

  Capital Appreciation Fund (12/87)............  2006         6.718             6.655                  --
                                                 2005         5.755             6.718           4,214,124
                                                 2004         4.875             5.755           4,883,432
                                                 2003         3.952             4.875           5,941,706
                                                 2002         5.342             3.952           7,287,601
                                                 2001         7.319             5.342           9,708,506
                                                 2000         9.487             7.319          12,230,700
                                                 1999         6.257             9.487          11,805,266
                                                 1998         3.920             6.257          11,574,317
                                                 1997         3.146             3.920           9,790,619

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                            NUMBER OF UNITS
                                                          UNIT VALUE AT     UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                   YEAR   BEGINNING OF YEAR    END OF YEAR      END OF YEAR
--------------                                   ----   -----------------   -------------   ---------------


High Yield Bond Trust

  High Yield Bond Trust (12/87)................  2006         5.462             5.591                 --
                                                 2005         5.458             5.462            638,173
                                                 2004         5.082             5.458          1,015,568
                                                 2003         3.985             5.082          1,149,710
                                                 2002         3.858             3.985            813,492
                                                 2001         3.566             3.858            913,547
                                                 2000         3.576             3.566            763,446
                                                 1999         3.468             3.576            897,624
                                                 1998         3.295             3.468          1,010,743
                                                 1997         2.863             3.295            973,305

Managed Assets Trust

  Managed Assets Trust (12/87).................  2006         5.947             6.143                 --
                                                 2005         5.799             5.947          2,638,689
                                                 2004         5.365             5.799          3,143,498
                                                 2003         4.453             5.365          3,589,710
                                                 2002         4.934             4.453          4,104,748
                                                 2001         5.264             4.934          5,225,058
                                                 2000         5.417             5.264          5,689,717
                                                 1999         4.802             5.417          6,247,877
                                                 1998         4.004             4.802          5,958,414
                                                 1997         3.342             4.004          5,163,947

Met Investors Series Trust

  MIST Janus Capital Appreciation Subaccount
  (Class A) (4/06).............................  2006         6.655             6.839          3,645,069

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)..................  2006         6.143             6.508          2,184,282

Metropolitan Series Fund, Inc.

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)..................  2006         5.591             5.954            534,612

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                       SEPARATE ACCOUNT 1.25% 3.5% AIR (Q)



                                                                                            NUMBER OF UNITS
                                                          UNIT VALUE AT     UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                   YEAR   BEGINNING OF YEAR    END OF YEAR      END OF YEAR
--------------                                   ----   -----------------   -------------   ---------------


Capital Appreciation Fund

  Capital Appreciation Fund (12/87)............  2006         6.478             6.417                  --
                                                 2005         5.550             6.478          87,256,748
                                                 2004         4.701             5.550          93,892,846
                                                 2003         3.811             4.701         102,370,808
                                                 2002         5.151             3.811         112,917,479
                                                 2001         7.058             5.151         128,046,604
                                                 2000         9.148             7.058         136,178,399
                                                 1999         6.033             9.148         131,074,825
                                                 1998         3.779             6.033         104,732,013
                                                 1997         3.034             3.779          84,249,946

High Yield Bond Trust

  High Yield Bond Trust (12/87)................  2006         5.406             5.533                  --
                                                 2005         5.402             5.406           7,473,436
                                                 2004         5.030             5.402           7,744,129
                                                 2003         3.944             5.030           8,227,080
                                                 2002         3.818             3.944           7,239,826
                                                 2001         3.530             3.818           6,818,699
                                                 2000         3.539             3.530           5,541,335
                                                 1999         3.432             3.539           6,318,997
                                                 1998         3.261             3.432           6,959,458
                                                 1997         2.833             3.261           6,673,442

Managed Assets Trust

  Managed Assets Trust (12/87).................  2006         5.525             5.707                  --
                                                 2005         5.387             5.525          32,915,217
                                                 2004         4.985             5.387          37,131,824
                                                 2003         4.138             4.985          40,079,723
                                                 2002         4.584             4.138          42,278,690
                                                 2001         4.890             4.584          47,257,058
                                                 2000         5.033             4.890          50,788,460
                                                 1999         4.462             5.033          54,962,744
                                                 1998         3.720             4.462          53,900,099
                                                 1997         3.105             3.720          53,840,612

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                            NUMBER OF UNITS
                                                          UNIT VALUE AT     UNIT VALUE AT    OUTSTANDING AT
PORTFOLIO NAME                                   YEAR   BEGINNING OF YEAR    END OF YEAR      END OF YEAR
--------------                                   ----   -----------------   -------------   ---------------


Met Investors Series Trust

  MIST Janus Capital Appreciation Subaccount
  (Class A) (4/06).............................  2006         6.417             6.595          78,056,077

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)..................  2006         5.707             6.046          29,363,946

Metropolitan Series Fund, Inc.

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)..................  2006         5.533             5.892           6,940,303




                                      NOTES


The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.


Number of Units outstanding at the end of the period may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix D for more information on Variable Funding Option name changes, mergers and substitutions.


Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Metropolitan Series Fund, Inc.-Met/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-Met/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Mid Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(R) Value Portfolio merged into Met Investors Series Trust-MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Separate Account-Travelers Growth and Income Stock Account for Variable Annuities merged into Met Investors Series Trust-Batterymarch Growth and Income Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Separate Account-Travelers Quality Bond Account for Variable Annuities merged into Metropolitan Series Fund, Inc.- BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Separate Account-Tactical Short-Term Bond Account for Variable Annuities merged into Metropolitan Series Fund, Inc.- BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Separate Account-Tactical Growth and Income Account for Variable Annuities merged into Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Separate Account-Tactical Aggressive Stock Account for Variable Annuities merged into Metropolitan Series Fund, Inc.- MetLife Mid Cap Stock Index Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Separate Account-Travelers Money Market Account for Variable Annuities merged into Metropolitan Series Fund, Inc.- BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Manager U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust- Salomon Brothers Strategic Total Bond Portfolio merged into Metropolitan Series Fund, Inc.- Western Asset Management Strategic Bond Opportunities Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Franklin Templeton Variable Insurance Products Trust-Templeton Growth Securities Fund was replaced by the Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AllianceBernstein Variable Products Series Fund, Inc-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc.-Lazard Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract date. We limit transfers to an amount of up to 10% of the Fixed Account Contract Value on the semiannual Contract date anniversary. (This restriction does not apply to Qualified Contracts or transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS


Some of the Underlying Funds listed below were subject to a merger, substitution or other change. The charts below identify the former name and new name of each of these Underlying Funds, and, where applicable, the former name and new name of the trust of which the Underlying Funds is part.


UNDERLYING FUND NAME CHANGES



                 FORMER NAME                                     NEW  NAME
---------------------------------------------  ---------------------------------------------



MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation Portfolio --        Janus Forty Portfolio -- Class A
     Class A
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable International     Legg Mason Partners Variable International
     All Cap Growth Portfolio                       All Cap Opportunity Portfolio*
  Legg Mason Partners Variable Social            Legg Mason Partners Variable Social
     Awareness Stock Portfolio                      Awareness Portfolio



UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds.



            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Pioneer Mid-Cap Value Portfolio -- Class A   Lazard Mid-Cap Portfolio  -- Class A
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond     BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
  INC.                                           INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Investors
     Growth Portfolio                               Portfolio -- Class I




UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


DREYFUS STOCK INDEX FUND, INC. -- INITIAL      METROPOLITAN SERIES FUND, INC.
  CLASS
                                               MetLife Stock Index Portfolio -- Class A
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      METROPOLITAN SERIES FUND, INC.
  Asset Manager(SM) Portfolio -- Initial       BlackRock Diversified Portfolio -- Class A
     Class
FRANKLIN TEMPLETON VARIABLE INSURANCE          MET INVESTORS SERIES TRUST
  PRODUCTS TRUST
  Templeton Global Asset Allocation            Loomis Sayles Global Markets
     Fund -- Class I                                Portfolio -- Class A
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  PIMCO Real Return                            PIMCO Inflation Protected Bond
     Portfolio -- Administrative Class              Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity                 MFS(R) Research International
  Fund -- Class IB                               Portfolio -- Class B*
  Putnam VT Small Cap Value Fund -- Class IB     Third Avenue Small Cap Value
                                                 Portfolio -- Class B



---------
*     Closed to new investors.

UNDERLYING FUND FAMILY NAME CHANGES


                 FORMER NAME                                     NEW  NAME
---------------------------------------------  ---------------------------------------------



LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation      Legg Mason Partners Variable Appreciation
     Portfolio                                      Portfolio -- Class I
  Legg Mason Partners Variable Fundamental       Legg Mason Partners Variable Fundamental
     Value Portfolio                                Value Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors         Legg Mason Partners Variable Investors
     Portfolio                                      Portfolio -- Class I
  Legg Mason Partners Variable Small Cap         Legg Mason Partners Variable Small Cap
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Adjustable        Legg Mason Partners Variable Adjustable
     Rate Income Portfolio                          Rate Income Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIO III,    LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio                               Growth Portfolio -- Class I
  Legg Mason Partners Variable International     Legg Mason Partners Variable International
     All Cap Opportunities Portfolio                All Cap Opportunities Portfolio*
  Legg Mason Partners Variable Large Cap         Legg Mason Partners Variable Large Cap
     Growth                                         Growth Portfolio
  Legg Mason Partners Variable Social            Legg Mason Partners Variable Social
     Awareness Stock Portfolio                      Awareness Portfolio


UNDERLYING SHARE CLASS CHANGES



                 FORMER CLASS                                    NEW CLASS
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio                                      Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio                               Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio                                Value Portfolio -- Class I

UNDERLYING SHARE CLASS EXCHANGE

The following former Underlying Fund Share Class was exchanged into the new Underlying Fund Share Class.



      FORMER UNDERLYING FUND SHARE CLASS              NEW UNDERLYING FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A



---------
*     Closed to new investors.

                                   APPENDIX E

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES



        SERIES FUND/TRUST                   PORTFOLIO/SERIES                    MARKETING NAME
---------------------------------  ---------------------------------  ---------------------------------


DREYFUS VARIABLE INVESTMENT FUND   Developing Leaders Portfolio       Dreyfus VIF Developing Leaders
                                                                      Portfolio
JANUS ASPEN SERIES                 International Growth Portfolio     Janus International Growth
                                                                      Portfolio
METROPOLITAN SERIES FUND, INC.     FI Large Cap Portfolio             FI Large Cap Portfolio (Fidelity)
MET INVESTORS SERIES TRUST         Real Return Portfolio              PIMCO VIT Real Return Portfolio
PIMCO VARIABLE INSURANCE TRUST     Total Return Portfolio             PIMCO VIT Total Return Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Comstock Portfolio
                                   Comstock Portfolio
METROPOLITAN SERIES FUND, INC.     Diversified Portfolio              BlackRock Diversified Portfolio
VARIABLE INSURANCE PRODUCTS        Contrafund(R) Portfolio            Fidelity VIP Contrafund(R)
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Equity-Income Portfolio            Fidelity VIP Equity-Income
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Growth Portfolio                   Fidelity VIP Growth Portfolio
VARIABLE INSURANCE PRODUCTS        High Income Portfolio              Fidelity VIP High Income
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Mid Cap Portfolio                  Fidelity VIP Mid Cap Portfolio

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX F

--------------------------------------------------------------------------------

                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:



TABLE OF CONTENTS                                                                 PAGE
------------------------------------------------------------------------------    ----


THE INSURANCE COMPANY.........................................................      2
PRINCIPAL UNDERWRITER.........................................................      2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.............................      2
VALUATION OF ASSETS...........................................................      4
CALCULATION OF MONEY MARKET YIELD.............................................      5
FEDERAL TAX CONSIDERATIONS....................................................      5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................     10
FINANCIAL STATEMENTS..........................................................      1




COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007 (FORM MIC-BOOK 01) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: METLIFE INSURANCE COMPANY OF CONNECTICUT, ANNUITY OPERATIONS AND SERVICES, ONE CITYPLACE, 185 ASYLUM STREET, 3 CP, HARTFORD, CONNECTICUT 06103-3415.


  Name: -----------------------------------------------


  Address: --------------------------------------------

                                UNIVERSAL ANNUITY


                       STATEMENT OF ADDITIONAL INFORMATION


                                      DATED



                                 APRIL 30, 2007



                                       FOR



                   METLIFE OF CT FUND U FOR VARIABLE ANNUITIES



                                    ISSUED BY





                    METLIFE INSURANCE COMPANY OF CONNECTICUT


                                TABLE OF CONTENTS




          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          CALCULATION OF MONEY MARKET YIELD............................................       5
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       7
          FINANCIAL STATEMENTS.........................................................       1

                              THE INSURANCE COMPANY





MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Island and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.



STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.


The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.


THE SEPARATE ACCOUNT. MetLife of CT Fund U for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.



                              PRINCIPAL UNDERWRITER



MetLife Investors Distribution Company ("MLIDC")* serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.



                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT



Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Variable Annuity Contracts"). Additional information is provided below.



Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.



                            UNDERWRITING COMMISSIONS




                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                            COMPANY*                        DISTRIBUTOR*
--------------------------------  --------------------------------  --------------------------------


2006............................            $ 92,981,365                           $0

2005............................            $135,616,994                           $0

2004............................            $117,306,200                           $0




*Effective as of October 20, 2006, the former principal underwriter for the Separate Account and the Contracts merged with and into MetLife Investors Distribution Company.



The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.



These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,029 to $2,179,850. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $1,229,012 to $11,402,602. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $1,231,041 to $13,582,452.



The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:





Citicorp Investment Services


Citigroup Global Markets Inc. (d/b/a Smith Barney)


DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.


REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.





                               VALUATION OF ASSETS



FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.




THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

     (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

     (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

     (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee.

          The net investment factor may be more or less than one.


ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.



ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)



ANNUITY UNIT VALUE FOR UNIVERSAL ANNUITY CONTRACTS. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a valuation period of one day is 1.000094 and, for a period of two days, is 1.000094 x 1.000094.)

                        CALCULATION OF MONEY MARKET YIELD



From time to time, we may quote in advertisements and sales literature the current yield for a money market Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Underlying Fund or on its respective portfolio securities. On a Contract-specific basis, the current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Subaccount value by the Subaccount value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Subaccount value reflects: (1) net income from the Underlying 365-day basis. The net change in Subaccount value reflects: (1) net income from the Underlying Fund attributable to the hypothetical account; and
(2) Contract-level charges and deductions imposed under the Contract which are attributable to the hypothetical account.



On a Contract-specific basis, current yield will be calculated according to the following formula:



           Current Yield = ((NCF - ES) / UV) x (365 / 7)



Where:



NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.



ES = per unit expenses for the hypothetical account for the 7-day period.



UV = the unit value on the first day of the 7-day period.



We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:



           Effective Yield = (1 + ((NCF - ES) / UV)) 365 / 7 - 1



Where:



NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.



ES = per unit expenses of the hypothetical account for the 7-day period.



UV = the unit value for the first day of the 7-day period.



Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.




                           FEDERAL TAX CONSIDERATIONS


The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

FOREIGN TAX CREDIT



To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1(st) of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.


The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.


SIMPLE PLAN IRA FORM


Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.


ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

ROTH IRA CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See discussion below).

Unless you elect otherwise, amounts you convert from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

Note: new IRS guidance requires that in the case of a redesignation of a Traditional IRA into a Roth IRA under the same Contract, the amount that is treated as a taxable distribution is the entire value of the contract, in addition to the account balance. The method(s) under which this value must be determined has not been finalized by the IRS. However, interim guidance has been issued which provides the Issuer may use a method similar to that used in determining the required minimum distribution (but without certain exceptions and assumptions being permitted). Additionally, issuers are required to increase the value subject to tax in the year of the redesignation by any front loads or non-recurring charges (this could include contractual withdrawal charges) imposed in the 12 months prior to the conversion. If your Contract permits such redesignation, consult your tax advisor prior to redesignating your Traditional IRA to a Roth.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

In general, a taxpayer may be permitted to revoke or recharacterize a previous conversion from a Traditional IRA to a Roth IRA provided that certain conditions are met. Consult your tax advisor and the instructions to IRS Form 8606 which indicates how and when the recharacterization must be made to be valid and how amounts should be reported. The income tax regulations also impose a waiting period to make a reconversion after such a reversal or recharacterization.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.


The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.


Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).



Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.


FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)


To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.


3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.


Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S. citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.




                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





The financial statements of MetLife of CT Fund U for Variable Annuities (formerly, The Travelers Fund U for Variable Annuities) and the consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a Transfer Agreement entered into on October 11, 2006 between MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

ANNUAL REPORT
December 31, 2006




                              MetLife of CT Fund U
                             for Variable Annuities
                                       of
                    MetLife Insurance Company of Connecticut

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policyholders of
MetLife of CT Fund U for Variable Annuities and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Subaccounts (as disclosed in Appendix A) comprising MetLife of CT Fund U for Variable Annuities (formerly, The Travelers Fund U for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 6 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                   APPENDIX A

AllianceBernstein Large-Cap Growth Subaccount (Class B)
Capital Appreciation Fund
Delaware VIP REIT Subaccount (Standard Class)
Dreyfus Stock Index Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2)
FTVIPT Mutual Shares Securities Subaccount (Class 2)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
FTVIPT Templeton Foreign Securities Subaccount (Class 2)
FTVIPT Templeton Global Asset Allocation Subaccount (Class 1)
FTVIPT Templeton Growth Securities Subaccount-Class 1 Shares
High Yield Bond Trust
Janus Aspen International Growth Subaccount (Service Shares)
Lazard Retirement Small Cap Subaccount
LMPVPI All Cap Subaccount (Class I)
LMPVPI Investors Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)
LMPVPII Appreciation Subaccount
LMPVPII Fundamental Value Subaccount
LMPVPIII Adjustable Rate Income Subaccount
LMPVPIII Aggressive Growth Subaccount
LMPVPIII International All Cap Growth Subaccount
LMPVPIII Large Cap Growth Subaccount
LMPVPIII Large Cap Value Subaccount
LMPVPIII Social Awareness Stock Subaccount
Managed Assets Trust
MetLife Investment Diversified Bond Subaccount (Class I)
MetLife Investment International Stock Subaccount (Class I)
MetLife Investment Large Company Stock Subaccount (Class I)
MetLife Investment Small Company Stock Subaccount (Class I)
MIST Batterymarch Growth and Income Subaccount (Class A)
MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
MIST BlackRock Large-Cap Core Subaccount (Class A)
MIST Cyclical  Growth & Income EFT  Subaccount
MIST Cyclical Growth EFT Subaccount
MIST Dreman Small-Cap Value Subaccount (Class A)
MIST Harris Oakmark International Subaccount (Class A)
MIST Janus Capital Appreciation Subaccount (Class A)
MIST Legg Mason Partners Managed Assets Subaccount (Class A)
MIST Lord Abbett Bond Debenture Subaccount (Class A)
MIST Lord Abbett Growth and Income Subaccount (Class B)
MIST Met/AIM Capital Appreciation Subaccount (Class A)
MIST Met/AIM Small Cap Growth Subaccount (Class A)
MIST MFS(R) Value Subaccount (Class A)
MIST Neuberger Berman Real Estate Subaccount (Class A)
MIST Pioneer Fund Subaccount (Class A)
MIST Pioneer Mid-Cap Value Subaccount (Class A)
MIST Pioneer Strategic Income Subaccount (Class A)
MIST Third Avenue Small Cap Value Subaccount (Class B)
MSF BlackRock Aggressive Growth Subaccount (Class D)
MSF BlackRock Bond Income Subaccount (Class A)
MSF BlackRock Money Market Subaccount (Class A)
MSF FI Large Cap Subaccount (Class A)
MSF MetLife Aggressive Allocation Subaccount (Class B)
MSF MetLife Conservative Allocation Subaccount (Class B)
MSF MetLife Conservative to Moderate Allocation Subaccount (Class B)
MSF MetLife Mid Cap Stock Index Subaccount (Class A)
MSF MetLife Moderate Allocation Subaccount (Class B)
MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B)
MSF MetLife Stock Index Subaccount (Class A)
MSF MFS(R) Total Return Subaccount (Class F)
MSF Oppenheimer Global Equity Subaccount (Class A)
MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
MSF Western Asset Management High Yield Bond Subaccount (Class A)
MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A)
PIMCO VIT Real Return Subaccount (Administrative Class)
PIMCO VIT Total Return Subaccount (Administrative Class)
Putnam VT International Equity Subaccount (Class IB)
Putnam VT Small Cap Value Subaccount (Class IB)
Travelers AIM Capital Appreciation Subaccount
Travelers Convertible Securities Subaccount
Travelers Disciplined Mid Cap Stock Subaccount
Travelers Large Cap Subaccount
Travelers Managed Allocation Series: Aggressive Subaccount
Travelers Managed Allocation Series: Moderate Subaccount
Travelers Managed Allocation Series: Moderate-Aggressive Subaccount
Travelers Managed Allocation Series: Moderate-Conservative Subaccount Travelers Mercury Large Cap Core Subaccount
Travelers MFS(R) Mid Cap Growth Subaccount
Travelers MFS(R) Total Return Subaccount
Travelers MFS(R) Value Subaccount
Travelers Mondrian International Stock Subaccount
Travelers Pioneer Fund Subaccount
Travelers Pioneer Mid Cap Value Subaccount
Travelers Pioneer Strategic Income Subaccount
Travelers Salomon Brothers Strategic Total Return Bond Subaccount
Travelers Strategic Equity Subaccount
Travelers Style Focus Series: Small Cap Growth Subaccount
Travelers Style Focus Series: Small Cap Value Subaccount
Travelers U.S. Government Securities Subaccount
Van Kampen LIT Comstock Subaccount (Class II)
VIP Asset Manager SM Subaccount (Initial Class)
VIP Contrafund(R) Subaccount (Service Class 2)
VIP Equity - Income Subaccount (Initial Class)
VIP Mid Cap Subaccount (Service Class 2)

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006

                                                                                  FTVIPT Franklin   FTVIPT Templeton
                                                                  Dreyfus VIF      Small-Mid Cap   Developing Markets
                                              Dreyfus Stock   Developing Leaders Growth Securities     Securities
                                             Index Subaccount     Subaccount        Subaccount         Subaccount
                                             (Initial Shares)  (Initial Shares)      (Class 2)          (Class 2)
                                             ----------------  ----------------      ---------          ---------
Assets:
  Investments at market value............     $ 454,215,259      $ 61,968,280      $  4,687,093       $ 21,179,641
                                              -------------      ------------      ------------       ------------
      Total Assets.......................       454,215,259        61,968,280         4,687,093         21,179,641
                                              -------------      ------------      ------------       ------------
Liabilities:
  Payables:
    Insurance charges....................            31,110             4,244               321              1,451
  Due to MetLife Insurance
    Company of Connecticut...............            27,201             7,427               770              1,013
                                              -------------      ------------      ------------       ------------
      Total Liabilities..................            58,311            11,671             1,091              2,464
                                              -------------      ------------      ------------       ------------
Net Assets: .............................     $ 454,156,948      $ 61,956,609      $  4,686,002       $ 21,177,177
                                              =============      ============      ============       ============




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                               FTVIPT Templeton
                                             FTVIPT Templeton    Global Asset      Janus Aspen       LMPVPI
                                            Foreign Securities    Allocation      International      All Cap
                                                Subaccount         Subaccount   Growth Subaccount  Subaccount
                                                 (Class 2)         (Class 1)    (Service Shares)   (Class I)
                                                 ---------         ---------    ----------------   ---------
Assets:
  Investments at market value...........       $  9,931,321      $186,746,258     $ 44,821,151    $ 27,026,257
                                               ------------      ------------     ------------    ------------
      Total Assets......................          9,931,321       186,746,258       44,821,151      27,026,257
                                               ------------      ------------     ------------    ------------
Liabilities:
  Payables:
    Insurance charges...................                681            12,791            3,070           1,851
  Due to MetLife Insurance
    Company of Connecticut..............                819             7,549            2,577             693
                                               ------------      ------------     ------------    ------------
      Total Liabilities.................              1,500            20,340            5,647           2,544
                                               ------------      ------------     ------------    ------------
Net Assets: ............................       $  9,929,821      $186,725,918     $ 44,815,504    $ 27,023,713
                                               ============      ============     ============    ============




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


  LMPVPI              LMPVPI                               LMPVPII            LMPVPIII           LMPVPIII
  Investors      Small Cap Growth       LMPVPII          Fundamental       Adjustable Rate      Aggressive
 Subaccount         Subaccount        Appreciation           Value             Income             Growth
  (Class I)          (Class I)         Subaccount         Subaccount         Subaccount         Subaccount
  ---------          ---------         ----------         ----------         ----------         ----------

$  7,945,388       $  7,908,315       $  9,960,781       $ 47,593,601       $  1,011,843       $65,955,230
------------       ------------       ------------       ------------       ------------       -----------
   7,945,388          7,908,315          9,960,781         47,593,601          1,011,843        65,955,230
------------       ------------       ------------       ------------       ------------       -----------


         544                542                682              3,259                 69             4,518

       8,702                363                195              3,164                 57             3,742
------------       ------------       ------------       ------------       ------------       -----------
       9,246                905                877              6,423                126             8,260
------------       ------------       ------------       ------------       ------------       -----------
$  7,936,142       $  7,907,410       $  9,959,904       $ 47,587,178       $  1,011,717       $65,946,970
============       ============       ============       ============       ============       ===========





   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                 LMPVPIII          LMPVPIII         LMPVPIII          LMPVPIII
                                              International        Large Cap        Large Cap     Social Awareness
                                              All Cap Growth        Growth            Value             Stock
                                                Subaccount        Subaccount       Subaccount        Subaccount
                                                ----------        ----------       ----------        ----------
Assets:
  Investments at market value............      $ 22,994,626      $ 15,356,782     $ 23,763,656      $ 35,526,847
                                               ------------      ------------     ------------      ------------
      Total Assets.......................        22,994,626        15,356,782       23,763,656        35,526,847
                                               ------------      ------------     ------------      ------------
  Payables:
    Insurance charges....................             1,575             1,052            1,627             2,433
  Due to MetLife Insurance
    Company of Connecticut...............               231               785            1,809             2,431
                                               ------------      ------------     ------------      ------------
      Total Liabilities..................             1,806             1,837            3,436             4,864
                                               ------------      ------------     ------------      ------------
Net Assets: .............................       $22,992,820      $ 15,354,945     $ 23,760,220      $35,521,983
                                               ============      ============     ============      ============




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


MIST Batterymarch  MIST Batterymarch   MIST BlackRock     MIST Cyclical           MIST            MIST Dreman
Growth and Income    Mid-Cap Stock     Large-Cap Core     Growth & Income       Cyclical           Small-Cap
   Subaccount         Subaccount         Subaccount             EFT            Growth EFT      Value Subaccount
    (Class A)          (Class A)           (Class A)        Subaccount         Subaccount          (Class A)
 -------------      -------------      -------------      -------------      -------------      -------------

  $482,936,173        $49,345,828         $2,014,710      $173,025,600        $200,920,391         $2,119,305
  ------------        -----------         ----------      ------------        ------------         ----------
   482,936,173         49,345,828          2,014,710       173,025,600         200,920,391          2,119,305
  ------------        -----------         ----------      ------------        ------------         ----------

        31,225              3,379                139            11,851              13,762                145

        25,836              5,492                406               730               1,182                228
  ------------        -----------         ----------      ------------        ------------         ----------
        57,061              8,871                545            12,581              14,944                373
  ------------        -----------         ----------      ------------        ------------         ----------
  $482,879,112        $49,336,957       $  2,014,165      $173,013,019        $200,905,447         $2,118,932
  ============        ===========       ============      ============        ============         ==========





   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                MIST Harris       MIST Janus     MIST Legg Mason        MIST
                                                  Oakmark           Capital         Partners         Lord Abbett
                                               International     Appreciation    Managed Assets    Bond Debenture
                                                Subaccount        Subaccount       Subaccount        Subaccount
                                                 (Class A)         (Class A)        (Class A)         (Class A)
                                                 ---------         ---------        ---------         ---------
Assets:
  Investments at market value..............     $5,656,176       $539,993,781     $191,860,959       $1,408,125
                                                ----------       ------------     ------------       ----------
      Total Assets.........................      5,656,176        539,993,781      191,860,959        1,408,125
                                                ----------       ------------     ------------       ----------
Liabilities:
  Payables:
    Insurance charges......................            375             36,984           13,141               96
  Due to MetLife Insurance
    Company of Connecticut.................            549             41,683           17,627               --
                                                ----------       ------------     ------------       ----------
      Total Liabilities....................            924             78,667           30,768               96
                                                ----------       ------------     ------------       ----------
Net Assets: ...............................     $5,655,252       $539,915,114     $191,830,191       $1,408,029
                                                ==========       ============     ============       ==========




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


      MIST           MIST Met/AIM       MIST Met/AIM                         MIST Neuberger          MIST
   Lord Abbett          Capital           Small Cap          MIST MFS(R)         Berman             Pioneer
Growth and Income    Appreciation          Growth              Value           Real Estate           Fund
   Subaccount         Subaccount         Subaccount         Subaccount         Subaccount         Subaccount
    (Class B)          (Class A)          (Class A)          (Class A)          (Class A)          (Class A)
    ---------          ---------          ---------          ---------          ---------          ---------

   $15,119,157          $720,049           $801,991         $13,256,753        $34,942,895        $16,765,788
   -----------          --------           --------         -----------        -----------        -----------
    15,119,157           720,049            801,991          13,256,753         34,942,895         16,765,788
   -----------          --------           --------         -----------        -----------        -----------



         1,036                50                 54                 908              2,393              1,148

         4,473                60                240               1,182              2,385              1,237
   -----------          --------           --------         -----------        -----------        -----------
         5,509               110                294               2,090              4,778              2,385
   -----------          --------           --------         -----------        -----------        -----------
   $15,113,648          $719,939           $801,697         $13,254,663        $34,938,117        $16,763,403
   ===========          ========           ========         ===========        ===========        ===========





   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                      MIST              MetLife
                                               MIST Pioneer      MIST Pioneer      Third Avenue  Investment Diversified
                                               Mid-Cap Value   Strategic Income     Small Cap            Bond
                                                Subaccount        Subaccount    Value Subaccount      Subaccount
                                                 (Class A)         (Class A)        (Class B)          (Class I)
                                                 ---------         ---------        ---------          ---------
Assets:
  Investments at market value..............       $729,319        $8,427,769        $9,935,938       $345,441,964
                                                  --------        ----------        ----------       ------------
      Total Assets.........................        729,319         8,427,769         9,935,938        345,441,964
                                                  --------        ----------        ----------       ------------
Liabilities:
  Payables:
    Insurance charges......................             50               577               681             23,661
  Due to MetLife Insurance
    Company of Connecticut.................             20               715               765              2,435
                                                  --------        ----------        ----------       ------------
      Total Liabilities....................             70             1,292            1,446              26,096
                                                  --------        ----------        ----------       ------------
Net Assets: ...............................       $729,249        $8,426,477        $9,934,492       $345,415,868
                                                  ========        ==========        ==========       ============




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


     MetLife            MetLife           MetLife
   Investment         Investment         Investment        MSF BlackRock      MSF BlackRock      MSF BlackRock
  International      Large Company      Small Company    Aggressive Growth     Bond Income       Money Market
Stock Subaccount   Stock Subaccount   Stock Subaccount      Subaccount         Subaccount         Subaccount
    (Class I)          (Class I)          (Class I)          (Class D)          (Class A)          (Class A)
    ---------          ---------          ---------          ---------          ---------          ---------

   $241,131,336       $356,603,335       $213,411,785       $6,513,116         $81,534,194        $67,441,468
   ------------       ------------       ------------       ----------         -----------        -----------
    241,131,336        356,603,335        213,411,785        6,513,116          81,534,194         67,441,468
   ------------       ------------       ------------       ----------         -----------        -----------


         16,516             24,425             14,618              446               4,725              4,246

          1,512              2,657              1,858            1,079              11,077             49,833
   ------------       ------------       ------------       ----------         -----------        -----------
         18,028             27,082             16,476            1,525              15,802             54,079
   ------------       ------------       ------------       ----------         -----------        -----------
   $241,113,308       $356,576,253       $213,395,309       $6,511,591         $81,518,392        $67,387,389
   ============       ============       ============       ==========         ===========        ===========





   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                  MSF MetLife      MSF MetLife       MSF MetLife
                                                  MSF FI          Aggressive      Conservative     Conservative to
                                                 Large Cap        Allocation       Allocation    Moderate Allocation
                                                Subaccount        Subaccount       Subaccount        Subaccount
                                                 (Class A)         (Class B)        (Class B)         (Class B)
                                                 ---------         ---------        ---------         ---------
Assets:
  Investments at market value.............      $66,496,832       $2,051,046         $620,022         $3,144,581
                                                -----------       ----------         --------         ----------
      Total Assets........................       66,496,832        2,051,046          620,022          3,144,581
                                                -----------       ----------         --------         ----------
Liabilities:
  Payables:
    Insurance charges.....................            4,554              140               42                215
  Due to MetLife Insurance
    Company of Connecticut................            6,574               25               --                850
                                                -----------       ----------         --------         ----------
      Total Liabilities...................           11,128              165               42              1,065
                                                -----------       ----------         --------         ----------
Net Assets: ..............................      $66,485,704       $2,050,881         $619,980         $3,143,516
                                                ===========       ==========         ========         ==========




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


 MSF MetLife        MSF MetLife        MSF MetLife        MSF MetLife        MSF MFS(R)            MSF
   Mid Cap           Moderate          Moderate to           Stock             Total           Oppenheimer
 Stock Index        Allocation    Aggressive Allocation      Index            Return          Global Equity
 Subaccount         Subaccount         Subaccount         Subaccount        Subaccount         Subaccount
  (Class A)          (Class B)          (Class B)          (Class A)         (Class F)          (Class A)
  ---------          ---------          ---------          ---------         ---------          ---------

 $2,812,161         $13,149,682        $12,389,623         $3,491,177       $120,226,900       $344,039,983
 ----------         -----------        -----------         ----------       ------------       ------------
  2,812,161          13,149,682         12,389,623          3,491,177        120,226,900        344,039,983
 ----------         -----------        -----------         ----------       ------------       ------------


        193                 901                849                239              8,234             23,374

         --                 154                 --                 --             15,587             17,616
 ----------         -----------        -----------         ----------       ------------       ------------
        193               1,055                849                239             23,821             40,990
 ----------         -----------        -----------         ----------       ------------       ------------
 $2,811,968         $13,148,627        $12,388,774         $3,490,938       $120,203,079       $343,998,993
 ==========         ===========        ===========         ==========       ============       ============





   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                   MSF Western       MSF Western
                                                    MSF           MSF Western   Asset Management        Asset
                                               T. Rowe Price   Asset Management  Strategic Bond      Management
                                             Large Cap Growth     High Yield      Opportunities    U.S. Government
                                                Subaccount      Bond Subaccount    Subaccount        Subaccount
                                                 (Class B)         (Class A)        (Class A)         (Class A)
                                                 ---------         ---------        ---------         ---------
Assets:
  Investments at market value...........         $4,784,475       $44,216,297       $1,455,065       $64,986,381
                                                 ----------       -----------       ----------       -----------
      Total Assets......................          4,784,475        44,216,297        1,455,065        64,986,381
                                                 ----------       -----------       ----------       -----------
Liabilities:
  Payables:
    Insurance charges...................                328             3,028              100             3,917
  Due to MetLife Insurance
    Company of Connecticut..............                343             2,605               --             2,860
                                                 ----------       -----------       ----------       -----------
      Total Liabilities.................                671             5,633              100             6,777
                                                 ----------       -----------       ----------       -----------
Net Assets: ............................         $4,783,804       $44,210,664       $1,454,965       $64,979,604
                                                 ==========       ===========       ==========       ===========




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


       PIMCO VIT              PIMCO VIT            Putnam VT           Putnam VT      Van Kampen LIT         VIP
      Real Return           Total Return      International Equity  Small Cap Value      Comstock       Asset Manager
      Subaccount             Subaccount            Subaccount          Subaccount       Subaccount      SM Subaccount
(Administrative Class) (Administrative Class)      (Class IB)          (Class IB)       (Class II)     (Initial Class)
---------------------- ----------------------      ----------          ----------       ----------     ---------------

     $1,644,415             $15,240,127            $7,182,722          $75,845,959      $12,771,245      $190,556,706
     ----------             -----------            ----------          -----------      -----------      ------------
      1,644,415              15,240,127             7,182,722           75,845,959       12,771,245       190,556,706
     ----------             -----------            ----------          -----------      -----------      ------------


            113                   1,042                   492                5,195              875            13,051

             59                   2,328                   111                7,249            1,408             7,971
     ----------             -----------            ----------          -----------      -----------      ------------
            172                   3,370                   603               12,444            2,283            21,022
     ----------             -----------            ----------          -----------      -----------      ------------
     $1,644,243             $15,236,757            $7,182,119          $75,833,515      $12,768,962      $190,535,684
     ==========             ===========            ==========          ===========      ===========      ============





   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                             VIP Contrafund(R)  VIP Equity-Income    VIP Growth          VIP High
                                                Subaccount          Subaccount       Subaccount     Income Subaccount
                                             (Service Class 2)   (Initial Class)   (Initial Class)   (Initial Class)
                                             -----------------   ---------------   ---------------   ---------------
Assets:
  Investments at market value..........         $64,415,781       $385,994,996      $448,532,414        $37,476,308
                                                -----------       ------------      ------------        -----------
      Total Assets.....................          64,415,781        385,994,996       448,532,414         37,476,308
                                                -----------       ------------      ------------        -----------
Liabilities:
  Payables:
    Insurance charges..................               4,412             26,437            30,720              2,567
  Due to MetLife Insurance
    Company of Connecticut.............              12,218             28,213            20,820              1,333
                                                -----------       ------------      ------------        -----------
      Total Liabilities................              16,630             54,650            51,540              3,900
                                                -----------       ------------      ------------        -----------
Net Assets: ...........................         $64,399,151       $385,940,346      $448,480,874        $37,472,408
                                                ===========       ============      ============        ===========




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                                December 31, 2006



            VIP Mid Cap
            Subaccount
         (Service Class 2)
         -----------------


            $95,812,937
            -----------
             95,812,937
            -----------


                  6,563

                 13,192
            -----------
                 19,755
            -----------
            $95,793,182
            -----------




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006

                                                               AllianceBernstein                      Delaware
                                              Dreyfus Stock    Large-Cap Growth     Capital           VIP REIT
                                             Index Subaccount     Subaccount     Appreciation        Subaccount
                                             (Initial Shares)      (Class B)         Fund         (Standard Class)
                                             ----------------      ---------         ----         ----------------
Investment Income:

  Dividends...............................    $  7,205,685      $          --  $            --     $     487,085
                                              -------------     -------------  ---------------     -------------
Expenses:
  Insurance charges.......................       5,438,200             16,017        2,372,733           100,066
                                              -------------     -------------  ---------------     -------------
    Net investment income (loss)..........       1,767,485            (16,017)      (2,372,733)          387,019
                                              -------------     -------------  ---------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution............              --                 --       21,438,434         1,624,028
    Realized gain (loss) on sale of
      investments.........................       8,198,404            656,869      122,759,170         2,738,101
                                              -------------     -------------  ---------------     -------------
      Realized gain (loss)................       8,198,404            656,869      144,197,604         4,362,129
                                              -------------     -------------  ---------------     -------------
    Change in unrealized gain (loss)
      on investments......................      47,542,766           (658,740)    (147,313,642)       (2,856,980)
                                              -------------     -------------  ---------------     -------------
  Net increase (decrease) in net assets
    resulting from operations.............     $57,508,655      $     (17,888) $    (5,488,771)    $   1,892,168
                                              =============     =============  ===============     =============



The  accompanying  notes  are an  integral  part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006



  Dreyfus VIF      FTVIPT Franklin                        FTVIPT Templeton     FTVIPT Templeton   FTVIPT Templeton
  Developing        Small-Mid Cap      FTVIPT Mutual         Developing             Foreign         Global Asset
   Leaders        Growth Securities  Shares Securities   Markets Securities       Securities         Allocation
  Subaccount         Subaccount         Subaccount           Subaccount           Subaccount         Subaccount
(Initial Shares)      (Class 2)          (Class 2)            (Class 2)            (Class 2)          (Class 1)
----------------  -----------------  -----------------   ------------------   ------------------  ----------------


 $    256,742       $         --       $         --         $    194,768         $     95,925       $ 12,277,779
-------------      -------------      -------------        -------------        -------------      -------------

      797,970             55,274             49,488              219,251               96,634          2,124,151
-------------      -------------      -------------        -------------        -------------      -------------
     (541,228)           (55,274)           (49,488)             (24,483)                (709)        10,153,628
-------------      -------------      -------------        -------------        -------------      -------------


    5,309,419                 --                 --                   --                   --         10,619,599

      (58,794)           152,425          2,157,340              560,843               76,731          1,576,987
-------------      -------------      -------------        -------------        -------------      -------------
    5,250,625            152,425          2,157,340              560,843               76,731         12,196,586
-------------      -------------      -------------        -------------        -------------      -------------

   (3,322,157)           197,123         (1,276,081)           3,261,343            1,360,610          8,784,131
-------------      -------------      -------------        -------------        -------------      -------------

 $  1,387,240       $    294,274       $    831,771         $  3,797,703         $  1,436,632       $ 31,134,345
=============      =============      =============        =============        =============      =============



   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                             FTVIPT Templeton                       Janus Aspen            Lazard
                                            Growth Securities                   International Growth     Retirement
                                               Subaccount -       High Yield         Subaccount          Small Cap
                                              Class 1 Shares      Bond Trust      (Service Shares)       Subaccount
                                            -----------------   ------------    --------------------   -------------
Investment Income:
  Dividends...............................     $         --      $  2,871,607       $    561,551        $         --
                                              -------------     -------------      -------------       -------------
Expenses:
  Insurance charges.......................        1,362,223           178,766            349,556              91,774
                                              -------------     -------------      -------------       -------------
    Net investment income (loss)..........       (1,362,223)        2,692,841            211,995             (91,774)
                                              -------------     -------------      -------------       -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution............               --           228,989                 --             724,428
    Realized gain (loss) on sale of
      investments.........................       57,497,552         1,241,746            579,434             896,623
                                              -------------     -------------      -------------       -------------
      Realized gain (loss)................       57,497,552         1,470,735            579,434           1,621,051
                                              -------------     -------------      -------------       -------------
    Change in unrealized gain (loss)
      on investments......................      (27,039,324)       (3,133,695  )       9,138,137            (519,069)
                                              -------------     -------------      -------------       -------------
  Net increase (decrease) in net assets
    resulting from operations.............     $ 29,096,005      $  1,029,881       $  9,929,566        $  1,010,208
                                              =============     =============      =============       =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                       LMPVPI             LMPVPI                                                  LMPVPIII
LMPVPI All Cap        Investors      Small Cap Growth        LMPVPII            LMPVPII          Adjustable
  Subaccount         Subaccount         Subaccount        Appreciation     Fundamental Value    Rate Income
   (Class I)          (Class I)          (Class I)         Subaccount         Subaccount         Subaccount
--------------     -------------     ----------------    --------------    -----------------   -------------


 $    347,514       $    122,790       $         --       $    106,059       $    732,701       $     45,936
-------------      -------------      -------------      -------------      -------------      -------------

      322,967             93,653             90,367            111,170            555,308             10,733
-------------      -------------      -------------      -------------      -------------      -------------
       24,547             29,137            (90,367)            (5,111)           177,393             35,203
-------------      -------------      -------------      -------------      -------------      -------------


      940,371            176,881            370,944            278,030          1,853,860                 --

      786,040            224,779            204,649            102,669            482,804                714
-------------      -------------      -------------      -------------      -------------      -------------
    1,726,411            401,660            575,593            380,699          2,336,664                714
-------------      -------------      -------------      -------------      -------------      -------------

    2,243,272            742,015            228,068            769,202          3,847,040            (11,634)
-------------      -------------      -------------      -------------      -------------      -------------

 $  3,994,230       $  1,172,812       $    713,294       $  1,144,790       $  6,361,097       $     24,283
=============      =============      =============      =============      =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                 LMPVPIII          LMPVPIII
                                                Aggressive       International   LMPVPIII Large    LMPVPIII Large
                                                  Growth        All Cap Growth     Cap Growth        Cap Value
                                                Subaccount        Subaccount       Subaccount        Subaccount
                                              -------------     --------------   --------------    --------------
Investment Income:
  Dividends.............................       $         --      $    452,213     $     23,534      $    283,528
                                              -------------     -------------    -------------     -------------
Expenses:
  Insurance charges.....................            806,724           267,148          201,673           291,280
                                              -------------     -------------    -------------     -------------
    Net investment income (loss)........           (806,724)          185,065         (178,139)           (7,752)
                                              -------------     -------------    -------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution..........             70,589           462,193               --           417,124
    Realized gain (loss) on sale of
      investments.......................          1,078,109         1,210,700          419,787           434,417
                                              -------------     -------------    -------------     -------------
      Realized gain (loss)..............          1,148,698         1,672,893          419,787           851,541
                                              -------------     -------------    -------------     -------------
    Change in unrealized gain (loss)
      on investments....................          4,227,123         2,796,289          167,568         2,774,398
                                              -------------     -------------    -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations...........       $  4,569,097      $  4,654,247     $    409,216      $  3,618,187
                                              =============     =============    =============     =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


LMPVPIII Social                      MIST Batterymarch   MIST Batterymarch    MIST BlackRock
    Awareness                            Growth and        Mid-Cap Stock      Large-Cap Core     MIST Cyclical
      Stock         Managed Assets   Income Subaccount       Subaccount         Subaccount    Growth & Income EFT
   Subaccount            Trust            (Class A)           (Class A)          (Class A)         Subaccount
---------------    ---------------   -----------------   -----------------    --------------   ------------------

  $    180,780       $  4,323,627       $         --        $         --       $         --       $  2,449,188
 -------------      -------------      -------------       -------------      -------------      -------------

       435,272            800,531          3,760,921             434,520             14,472          1,966,418
 -------------      -------------      -------------       -------------      -------------      -------------
      (254,492)         3,523,096         (3,760,921)           (434,520)           (14,472)           482,770
 -------------      -------------      -------------       -------------      -------------      -------------


            --          5,865,224                 --                  --                 --             85,194

       431,500         15,749,994            433,263            (596,690)            (7,284)           299,594
 -------------      -------------      -------------       -------------      -------------      -------------
       431,500         21,615,218            433,263            (596,690)            (7,284)           384,788
 -------------      -------------      -------------       -------------      -------------      -------------

     1,920,186        (18,700,303)        39,105,467          (1,824,763)           141,368         13,553,898
 -------------      -------------      -------------       -------------      -------------      -------------

  $  2,097,194       $  6,438,011       $ 35,777,809        $ (2,855,973)      $    119,612       $14,421,456
 =============      =============      =============       =============      =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                                                  MIST Harris
                                                                  MIST Dreman       Oakmark          MIST Janus
                                               MIST Cyclical    Small-Cap Value  International  Capital Appreciation
                                                Growth EFT        Subaccount       Subaccount       Subaccount
                                                Subaccount         (Class A)        (Class A)        (Class A)
                                              --------------    ---------------  -------------  --------------------
Investment Income:
  Dividends................................    $  2,031,086      $      8,572     $         --      $         --
                                              -------------     -------------    -------------     -------------
Expenses:
  Insurance charges........................       2,201,064             8,422           23,223         4,475,878
                                              -------------     -------------    -------------     -------------
    Net investment income (loss)...........        (169,978)              150          (23,223)       (4,475,878)
                                              -------------     -------------    -------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution.............         633,356             4,951               --                --
    Realized gain (loss) on sale of
      investments..........................         315,935             4,757              350        (1,672,643)
                                              -------------     -------------    -------------     -------------
      Realized gain (loss).................         949,291             9,708              350        (1,672,643)
                                              -------------     -------------    -------------     -------------
    Change in unrealized gain (loss)
      on investments.......................      18,836,279           142,897          452,143        18,905,195
                                              -------------     -------------    -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations..............    $ 19,615,592      $    152,755     $    429,270      $ 12,756,674
                                              =============     =============    =============     =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


 MIST Legg
Mason Partners    MIST Lord Abbett     MIST Lord Abbett      MIST Met/AIM         MIST Met/AIM
Managed Assets     Bond Debenture     Growth and Income  Capital Appreciation  Small Cap Growth    MIST MFS(R)
  Subaccount         Subaccount           Subaccount          Subaccount           Subaccount    Value Subaccount
   (Class A)          (Class A)            (Class B)           (Class A)            (Class A)       (Class A)
---------------   ----------------    -----------------   -------------------  ----------------  ----------------

   $         --       $         --       $         --        $      1,252        $         --       $    155,582
  -------------      -------------      -------------       -------------       -------------      -------------

      1,604,491              5,017            112,064               5,148               4,104             84,781
  -------------      -------------      -------------       -------------       -------------      -------------
     (1,604,491)            (5,017)          (112,064)             (3,896)             (4,104)            70,801
  -------------      -------------      -------------       -------------       -------------      -------------


             --                 --                 --              87,174               8,584            523,334

        118,401              8,976             (6,484)             (2,114)            (19,938)            (5,513)
  -------------      -------------      -------------       -------------       -------------      -------------
        118,401              8,976             (6,484)             85,060             (11,354)           517,821
  -------------      -------------      -------------       -------------       -------------      -------------

     12,266,981             40,926          1,126,710             (74,470)             21,433            596,317
  -------------      -------------      -------------       -------------       -------------      -------------

   $ 10,780,891       $     44,885       $  1,008,162        $      6,694        $      5,975       $ 1,184,939
  =============      =============      =============       =============       =============      =============



   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006



                                              MIST Neuberger                            MIST Pioneer      MIST Pioneer
                                               Berman Real       MIST Pioneer Fund     Mid-Cap Value    Strategic Income
                                            Estate Subaccount        Subaccount          Subaccount        Subaccount
                                                 (Class A)            (Class A)           (Class A)         (Class A)
                                            -----------------    -----------------     -------------    ----------------
Investment Income:

  Dividends..............................      $         --         $         --        $      1,631      $    384,763
                                              -------------        -------------       -------------     -------------
Expenses:
  Insurance charges......................           245,759              139,360               5,253            59,607
                                              -------------        -------------       -------------     -------------
    Net investment income (loss).........          (245,759)            (139,360)             (3,622)          325,156
                                              -------------        -------------       -------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution...........                --                   --              10,129                --
    Realized gain (loss) on sale of
      investments........................           104,484               14,661             (13,719)           10,767
                                              -------------        -------------       -------------     -------------
      Realized gain (loss)...............           104,484               14,661              (3,590)           10,767
                                              -------------        -------------       -------------     -------------
    Change in unrealized gain (loss)
      on investments.....................         5,958,079            1,334,732              29,926           (59,516)
                                              -------------        -------------       -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations............      $  5,816,804         $  1,210,033        $     22,714      $    276,407
                                              =============        =============       =============     =============


      The accompanying notes are an integral part of financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


MIST Third Avenue  MetLife Investment MetLife Investment MetLife Investment MetLife Investment   MSF BlackRock
 Small Cap Value    Diversified Bond     International     Large Company      Small Company    Aggressive Growth
    Subaccount         Subaccount      Stock Subaccount   Stock Subaccount   Stock Subaccount      Subaccount
     (Class B)          (Class I)          (Class I)          (Class I)          (Class I)          (Class D)
------------------ ------------------ ------------------ ------------------ ------------------ -----------------


   $         --       $ 13,972,762       $  4,278,840       $  3,306,869       $    269,417       $         --
  -------------      -------------      -------------      -------------      -------------      -------------

         17,140          4,301,327          2,971,593          4,335,256          2,689,705             55,665
  -------------      -------------      -------------      -------------      -------------      -------------
        (17,140)         9,671,435          1,307,247         (1,028,387)        (2,420,288)           (55,665)
  -------------      -------------      -------------      -------------      -------------      -------------


             --                 --                 --                 --         24,178,305                 --

          1,228          2,023,523         11,241,693         (2,467,932)         4,605,230            (80,449)
  -------------      -------------      -------------      -------------      -------------      -------------
          1,228          2,023,523         11,241,693         (2,467,932)        28,783,535            (80,449)
  -------------      -------------      -------------      -------------      -------------      -------------

        223,318         (1,442,384)        39,965,231         40,352,263         (1,615,850)           (49,359)
  -------------      -------------      -------------      -------------      -------------      -------------

   $    207,406       $ 10,252,574       $ 52,514,171       $ 36,855,944       $ 24,747,397       $   (185,473)
  =============      =============      =============      =============      =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                                                                    MSF MetLife
                                              MSF BlackRock     MSF BlackRock                        Aggressive
                                               Bond Income       Money Market     MSF FI Large       Allocation
                                                Subaccount        Subaccount     Cap Subaccount      Subaccount
                                                 (Class A)         (Class A)        (Class A)         (Class B)
                                              -------------     -------------    -------------     -------------
Investment Income:
  Dividends.............................       $         --      $  2,281,394     $         --      $      1,186
                                              -------------     -------------    -------------     -------------
Expenses:
  Insurance charges.....................            598,521           539,577          552,610             7,232
                                              -------------     -------------    -------------     -------------
    Net investment income (loss)........           (598,521)        1,741,817         (552,610)           (6,046)
                                              -------------     -------------    -------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution..........                 --                --                --            5,226
    Realized gain (loss) on sale of
      investments.......................            212,932                --         (315,439)             (628)
                                              -------------     -------------    -------------     -------------
      Realized gain (loss)..............            212,932                --         (315,439)            4,598
                                              -------------     -------------    -------------     -------------
    Change in unrealized gain (loss)
      on investments....................          3,871,277                --        1,612,173           119,851
                                              -------------     -------------    -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations...........       $  3,485,688      $  1,741,817     $    744,124      $    118,403
                                              =============     =============    =============     =============


   The accompanying notes are an integral part of these financial statements.

                               METLIFE OF CT FUND
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


 MSF MetLife        MSF MetLife                                                    MSF MetLife
 Conservative     Conservative to        MSF MetLife        MSF MetLife            Moderate to            MSF MetLife
  Allocation    Moderate Allocation     Mid Cap Stock    Moderate Allocation    Aggressive Allocation     Stock Index
  Subaccount         Subaccount        Index Subaccount      Subaccount             Subaccount             Subaccount
   (Class B)          (Class B)            (Class A)          (Class B)              (Class B)              (Class A)
-------------   -------------------    ----------------  -------------------    ---------------------    -----------

 $      4,883       $      2,703         $         --       $      9,111           $      9,258           $         --
-------------      -------------        -------------      -------------          -------------          -------------

        3,193             13,587               15,830             46,038                 44,233                 14,868
-------------      -------------        -------------      -------------          -------------          -------------
        1,690            (10,884)             (15,830)           (36,927)               (34,975)               (14,868)
-------------      -------------        -------------      -------------          -------------          -------------


        1,910              1,895                   --             13,122                 24,525                     --

        2,904             10,295              (29,752)            12,801                  3,669                    890
-------------      -------------        -------------      -------------          -------------          -------------
        4,814             12,190              (29,752)            25,923                 28,194                    890
-------------      -------------        -------------      -------------          -------------          -------------

       16,459            140,071               67,655            590,659                684,163                203,439
-------------      -------------        -------------      -------------          -------------          -------------

 $     22,963       $    141,377         $     22,073       $    579,655           $    677,382           $    189,461
=============      =============        =============      =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                                                                         MSF Western
                                                                 MSF Oppenheimer      MSF T. Rowe     Asset Management
                                              MSF MFS(R) Total    Global Equity     Price Large Cap    High Yield Bond
                                            Return Subaccount       Subaccount     Growth Subaccount      Subaccount
                                                 (Class F)           (Class A)          (Class B)          (Class A)
                                            ------------------  ----------------  ------------------  -----------------
Investment Income:
  Dividends............................        $         --       $         --       $         --       $         --
                                              -------------      -------------      -------------      -------------
Expenses:
  Insurance charges....................             974,317          2,755,685             35,441            367,287
                                              -------------      -------------      -------------      -------------
    Net investment income (loss).......            (974,317)        (2,755,685)           (35,441)          (367,287)
                                              -------------      -------------      -------------      -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution.........                  --                 --                 --                 --
    Realized gain (loss) on sale of
      investments......................             103,694           (593,120)               550             65,474
                                              -------------      -------------      -------------      -------------
      Realized gain (loss).............             103,694           (593,120)               550             65,474
                                              -------------      -------------      -------------      -------------
    Change in unrealized gain (loss)
      on investments...................           8,879,240         22,047,681            362,632          3,022,800
                                              -------------      -------------      -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations..........        $  8,008,617       $ 18,698,876       $    327,741       $  2,720,987
                                              =============      =============      =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


  MSF Western
Asset Management     MSF Western
 Strategic Bond    Asset Management                                                        Putnam VT          Putnam VT
  Opportunities     U.S. Government       PIMCO VIT Real           PIMCO VIT Total        International    Small Cap Value
   Subaccount         Subaccount         Return Subaccount        Return Subaccount     Equity Subaccount      Subaccount
    (Class A)          (Class A)      (Administrative Class)    (Administrative Class)     (Class IB)         (Class IB)
----------------   ----------------   ---------------------     ----------------------  -----------------  ---------------

  $         --       $         --          $     60,333             $    589,208          $     30,354       $    218,360
 -------------      -------------         -------------            -------------         -------------      -------------

        10,833            498,676                17,509                  166,168                68,444            869,824
 -------------      -------------         -------------            -------------         -------------      -------------
       (10,833)          (498,676)               42,824                  423,040               (38,090)          (651,464)
 -------------      -------------         -------------            -------------         -------------      -------------


            --                 --                43,277                   80,795                    --          6,686,245

         7,962            149,590               (13,319)                 (44,799)              346,276            969,372
 -------------      -------------         -------------            -------------         -------------      -------------
         7,962            149,590                29,958                   35,996               346,276          7,655,617
 -------------      -------------         -------------            -------------         -------------      -------------

        62,151          2,792,383               (73,125)                (111,353)              977,872          3,024,118
 -------------      -------------         -------------            -------------         -------------      -------------

  $     59,280       $  2,443,297          $       (343)            $    347,683          $  1,286,058       $10,028,271
 =============      =============         =============            =============         =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                                   Travelers        Travelers
                                              Travelers AIM      Convertible      Disciplined        Travelers
                                           Capital Appreciation   Securities     Mid Cap Stock       Large Cap
                                                Subaccount        Subaccount       Subaccount        Subaccount
                                           -------------------- -------------    -------------     -------------
Investment Income:
  Dividends...........................         $         --      $      1,119     $    307,088      $      1,528
                                              -------------     -------------    -------------     -------------
Expenses:
  Insurance charges...................                1,154               407          227,409             1,082
                                              -------------     -------------    -------------     -------------
    Net investment income (loss)......               (1,154)              712           79,679               446
                                              -------------     -------------    -------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution........                2,412             1,754        9,161,692            18,697
    Realized gain (loss) on sale of
      investments.....................               14,567             1,459        9,076,497            (9,503)
                                              -------------     -------------    -------------     -------------
      Realized gain (loss)............               16,979             3,213       18,238,189             9,194
                                              -------------     -------------    -------------     -------------
    Change in unrealized gain (loss)
      on investments..................              (3,109)              755      (13,260,538)           (7,039)
                                              -------------     -------------    -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations.........        $     12,716      $      4,680     $  5,057,330      $      2,601
                                              =============     =============    =============     =============



   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


    Travelers            Travelers
      Managed             Managed       Travelers Managed      Travelers Managed
Allocation Series:  Allocation Series:  Allocation Series:     Allocation Series:   Travelers Mercury    Travelers MFS(R)
    Aggressive           Moderate       Moderate-Aggressive  Moderate-Conservative    Large Cap Core     Mid Cap Growth
    Subaccount          Subaccount          Subaccount           Subaccount             Subaccount         Subaccount
------------------  ------------------  -------------------  ---------------------  ------------------   ----------------

   $          3        $        158        $         75         $          8           $      2,910       $         --
  -------------       -------------       -------------        -------------          -------------      -------------

             --                  14                  13                   --                  4,209             29,170
  -------------       -------------       -------------        -------------          -------------      -------------
              3                 144                  62                    8                 (1,299)           (29,170)
  -------------       -------------       -------------        -------------          -------------      -------------


             23                 426                 324                   13                 42,499            387,616

            (18)               (445)               (149)                 (20)                40,731          1,202,938
  -------------       -------------       -------------        -------------          -------------      -------------
              5                 (19)                175                   (7)                83,230          1,590,554
  -------------       -------------       -------------        -------------          -------------      -------------

             (1)                 (7)               (101)                  --                (28,630)        (1,144,195)
  -------------       -------------       -------------        -------------          -------------      -------------

   $          7        $        118        $        136         $          1           $     53,301       $    417,189
  =============       =============       =============        =============          =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENTS OF OPERATIONS -- (Continued)
                      For the years ended December 31, 2006


                                                                                 Travelers Mondrian
                                              Travelers MFS(R)  Travelers MFS(R)    International    Travelers Pioneer
                                               Total Return          Value             Stock               Fund
                                                Subaccount        Subaccount        Subaccount          Subaccount
                                              ----------------  ---------------- ------------------ ------------------
Investment Income:
  Dividends.............................       $  1,528,569      $         --      $     53,379       $    172,255
                                              -------------     -------------     -------------      -------------
Expenses:
  Insurance charges.....................            464,646            28,504             5,481             68,247
                                              -------------     -------------     -------------      -------------
    Net investment income (loss)........          1,063,923           (28,504)           47,898            104,008
                                              -------------     -------------     -------------      -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution..........          1,659,132            43,544            60,009                 --
    Realized gain (loss) on sale of
      investments.......................          3,401,599           575,807           207,915         (1,545,016)
                                              -------------     -------------     -------------      -------------
Realized gain (loss)....................          5,060,731           619,351           267,924         (1,545,016)
                                              -------------     -------------     -------------      -------------
    Change in unrealized gain (loss)
      on investments....................         (2,342,190)          (39,254)         (122,672)         2,459,274
                                              -------------     -------------     -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations...........       $  3,782,464      $    551,593      $    193,150       $  1,018,266
                                              =============     =============     =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENTS OF OPERATIONS -- (Continued)
                      For the years ended December 31, 2006


                                      Travelers Salomon
                                       Brothers Strategic                        Travelers Style     Travelers Style
Travelers Pioneer   Travelers Pioneer      Total Return   Travelers Strategic     Focus Series:       Focus Series:
Mid Cap Value      Strategic Income          Bond               Equity          Small Cap Growth    Small Cap Value
  Subaccount          Subaccount          Subaccount          Subaccount           Subaccount          Subaccount
----------------   -----------------  ------------------  ------------------   ------------------  -----------------

 $         10        $         --        $     24,528        $    263,596         $         30        $         29
-------------       -------------       -------------       -------------        -------------       -------------

        2,133              21,328               4,547             293,301                  766               1,084
-------------       -------------       -------------       -------------        -------------       -------------
       (2,123)            (21,328)             19,981             (29,705)                (736)             (1,055)
-------------       -------------       -------------       -------------        -------------       -------------


           --                  --                  --         2,890,07686              11,0266               1,287

       32,937             (25,838)            (62,969)        (20,046,167)               8,413              31,343
-------------       -------------       -------------       -------------        -------------       -------------
       32,937             (25,838)            (62,969)        (17,156,089)              19,439              32,630
-------------       -------------       -------------       -------------        -------------       -------------

       (4,636)            104,256              26,493          20,343,029                  226                 730
-------------       -------------       -------------       -------------        -------------       -------------

 $     26,178        $     57,090        $    (16,495)       $  3,157,235         $     18,929        $     32,305
=============       =============       =============       =============        =============       =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENTS OF OPERATIONS -- (Continued)
                      For the years ended December 31, 2006


                                              Travelers U.S.    Van Kampen LIT
                                                Government         Comstock      VIP Asset Manager  VIP Contrafund(R)
                                                Securities        Subaccount       SM Subaccount       Subaccount
                                                Subaccount        (Class II)       (Initial Class)  (Service Class 2)
                                              --------------    --------------   -----------------  -----------------
Investment Income:
  Dividends.............................       $  4,239,502      $    146,428       $  5,419,290      $    543,124
                                              -------------     -------------      -------------     -------------
Expenses:
  Insurance charges.....................            295,364           146,741          2,450,573           640,314
                                              -------------     -------------      -------------     -------------
    Net investment income (loss)........          3,944,138              (313)         2,968,717           (97,190)
                                              -------------     -------------      -------------     -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution..........          1,031,540           680,794                 --         4,996,548
    Realized gain (loss) on sale of
      investments.......................         (4,545,137)          130,323              5,918           152,461
                                              -------------     -------------      -------------     -------------
      Realized gain (loss)..............         (3,513,597)          811,117              5,918         5,149,009
                                              -------------     -------------      -------------     -------------
    Change in unrealized gain (loss)
      on investments....................         (2,998,988)          816,708          8,247,029          (121,643)
                                              -------------     -------------      -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations...........       $ (2,568,447)     $  1,627,512       $ 11,221,664      $  4,930,176
                                              =============     =============      =============     =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

                     STATEMENTS OF OPERATIONS -- (Concluded)
                      For the years ended December 31, 2006


 VIP Equity -
    Income           VIP Growth      VIP High Income       VIP Mid Cap
  Subaccount         Subaccount         Subaccount         Subaccount
(Initial Class)    (Initial Class)    (Initial Class)   (Service Class 2)
---------------    ---------------   ----------------   -----------------

 $ 12,036,722       $  1,842,427       $  2,801,860       $    137,727
-------------      -------------      -------------      -------------

    4,514,268          5,780,966            464,805          1,073,731
-------------      -------------      -------------      -------------
    7,522,454         (3,938,539)         2,337,055           (936,004)
-------------      -------------      -------------      -------------


   43,636,684                 --                 --          9,183,223

    6,373,933          2,050,076         (1,142,495)           662,656
-------------      -------------      -------------      -------------
   50,010,617          2,050,076         (1,142,495)         9,845,879
-------------      -------------      -------------      -------------

    4,827,683         26,421,589          2,306,362           (523,834)
-------------      -------------      -------------      -------------

 $ 62,360,754       $ 24,533,126       $  3,500,922       $  8,386,041
=============      =============      =============      =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                  Dreyfus
                                          Stock Index Subaccount   AllianceBernstein Large-Cap
                                             (Initial Shares)       Growth Subaccount (Class B)    Capital Appreciation Fund
                                       --------------------------  ----------------------------   ---------------------------
                                            2006         2005            2006         2005             2006         2005
                                       --------------------------  ----------------------------   ---------------------------
Operations:
  Net investment income (loss).......  $  1,767,485   $ 1,537,800    $   (16,017)  $  (39,701)   $  (2,372,733)  $(6,914,952)
  Realized gain (loss)...............     8,198,404     5,012,682        656,869       52,536      144,197,604     7,801,988
  Change in unrealized gain (loss)
    on investments...................    47,542,766     7,530,066       (658,740)     434,273     (147,313,642)   85,653,704
                                       ------------  ------------    -----------   ----------    -------------  -------------
    Net increase (decrease) in
      net assets resulting from
      operations.....................    57,508,655    14,080,548        (17,888)     447,108       (5,488,771)   86,540,740
                                       ------------  ------------    -----------   ----------    -------------  -------------
Unit Transactions:
  Participant purchase payments......    33,397,799    37,641,221        198,036      567,945       11,180,234    32,279,972
  Participant transfers from other
    funding options..................    11,503,346    13,910,796        311,741      815,162        8,086,160    18,268,877
  Administrative and asset
    allocation charges...............      (547,399)     (578,832)           (21)      (4,626)          (3,721)     (696,035)
  Contract surrenders................   (49,140,260)  (46,309,270)      (134,109)    (177,520)     (22,839,269)  (59,975,551)
  Participant transfers to other
    funding options..................   (26,121,371)  (27,811,634)    (4,269,860)    (558,986)    (583,638,233)  (30,622,887)
  Other receipts/(payments)..........      (772,158)   (1,148,848)            --       (2,212)        (981,615)   (1,275,679)
                                       ------------  ------------    -----------  -----------    -------------  -------------
    Net increase (decrease) in net
      assets resulting from unit
      transactions...................   (31,680,043)  (24,296,567)    (3,894,213)     639,763     (588,196,444)  (42,021,303)
                                       ------------  ------------    -----------   ----------    -------------  -------------
    Net increase (decrease) in
      net assets.....................    25,828,612   (10,216,019)    (3,912,101)   1,086,871     (593,685,215)   44,519,437
Net Assets:
  Beginning of year..................   428,328,336   438,544,355      3,912,101    2,825,230      593,685,215   549,165,778
                                       ------------  ------------    -----------   ----------    -------------  -------------
  End of year........................  $454,156,948  $428,328,336    $        --   $3,912,101    $          --  $593,685,215
                                       ============  ============    ===========   ==========    =============  =============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


          Delaware                    Dreyfus VIF                   FTVIPT Franklin                   FTVIPT Mutual
    VIP REIT Subaccount            Developing Leaders             Small-Mid Cap Growth              Shares Securities
      (Standard Class)         Subaccount (Initial Shares)   Securities Subaccount (Class 2)       Subaccount (Class 2)
---------------------------    ---------------------------   -------------------------------    ----------------------------
     2006          2005            2006          2005              2006          2005              2006           2005
---------------------------    ---------------------------   -------------------------------    ----------------------------

  $  387,019    $   115,910     $  (541,228)  $  (787,468)      $   (55,274)   $  (48,612)      $   (49,488)   $  (27,806)
   4,362,129      1,578,865       5,250,625        18,517           152,425       118,065         2,157,340        78,978

  (2,856,980)      (414,149)     (3,322,157)    3,541,003           197,123        72,758        (1,276,081)      754,832
------------   ------------    ------------  ------------      ------------   -----------       -----------  ------------


   1,892,168      1,280,626       1,387,240     2,772,052           294,274       142,211           831,771       806,004
------------   ------------    ------------  ------------      ------------   -----------       -----------  ------------

   1,448,934      4,549,412       7,300,986     8,609,524           619,264       690,549           738,714     1,616,672

   1,595,975      8,567,615       4,399,949     2,992,678           943,018       849,749         1,340,171     5,672,136

        (104)       (23,559)        (74,723)      (82,269)           (4,299)       (4,309)              (26)       (7,154)
    (715,709)    (2,032,476)     (6,739,299)   (6,442,969)         (453,102)     (440,368)         (364,671)     (936,111)

 (27,434,031)    (7,389,353)     (9,465,425)   (7,671,191)         (903,552)     (925,945)      (13,693,132)     (988,998)
      (3,882)            --         (46,622)      (80,512)           (3,338)       (8,328)               50            --
------------   ------------    ------------  ------------      ------------   -----------       -----------  ------------


 (25,108,817)     3,671,639      (4,625,134)   (2,674,739)          197,991       161,348       (11,978,894)    5,356,545
------------   ------------    ------------  ------------      ------------   -----------       -----------  ------------

 (23,216,649)     4,952,265      (3,237,894)       97,313           492,265       303,559       (11,147,123)    6,162,549

  23,216,649     18,264,384      65,194,503    65,097,190         4,193,737     3,890,178        11,147,123     4,984,574
------------   ------------    ------------  ------------      ------------   -----------       -----------  ------------
 $        --    $23,216,649     $61,956,609   $65,194,503       $ 4,686,002    $4,193,737       $        --   $11,147,123
============   -===========    ============  ============      ============   ===========       ===========  ============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                             FTVIPT Templeton           FTVIPT Templeton          FTVIPT Templeton
                                      Developing Markets Securities    Foreign Securities     Global Asset Allocation
                                           Subaccount (Class 2)       Subaccount (Class 2)      Subaccount (Class 1)
                                        ---------------------------  ----------------------- ---------------------------
                                            2006          2005         2006         2005         2006         2005
                                        ------------ ------------    ---------- ------------ ------------  ------------
Operations:
  Net investment income (loss).......      $ (24,483)  $   (8,910)  $      (709) $   (3,901) $ 10,153,628  $  4,310,870
  Realized gain (loss)...............        560,843       26,837        76,731      16,512    12,196,586     2,062,574
  Change in unrealized gain (loss)
    on investments...................      3,261,343    1,624,902     1,360,610     371,692     8,784,131    (2,365,935)
                                         -----------  -----------  - ----------  ----------  ------------  ------------
    Net increase (decrease) in
      net assets resulting from
      operations.....................      3,797,703    1,642,829     1,436,632     384,303    31,134,345     4,007,509
                                         -----------  -----------  - ----------  ----------  ------------  ------------
Unit Transactions:
  Participant purchase payments......      2,706,073    1,358,348     1,575,973   1,168,228     8,450,041     8,582,151
  Participant transfers from other
    funding options..................     12,090,721   10,523,066     3,386,607   3,558,323    16,154,551    10,501,524
  Administrative and asset
    allocation charges...............        (14,424)      (5,637)       (8,560)     (4,095)     (140,601)     (131,444)
  Contract surrenders................     (1,270,611)    (596,549)     (614,664)   (271,000)  (20,900,610)  (19,424,837)
  Participant transfers to other
    funding options..................     (8,330,915)  (1,751,855)  $(1,193,608)   (642,945)   (7,266,519)  (10,672,890)
  Other receipts/(payments)..........        (12,222)          --       (38,627)         --      (477,006)     (382,598)
                                         -----------  -----------   -----------  ----------  ------------  ------------
    Net increase (decrease) in
      net assets resulting from unit
      transactions...................      5,168,622    9,527,373     3,107,121   3,808,511    (4,180,144)  (11,528,094)
                                         -----------  -----------   -----------  ----------  ------------  ------------
    Net increase (decrease) in
      net assets.....................      8,966,325   11,170,202     4,543,753   4,192,814    26,954,201    (7,520,585)
Net Assets:
  Beginning of year..................     12,210,852    1,040,650     5,386,068   1,193,254   159,771,717   167,292,302
                                         -----------  -----------   -----------  ----------  ------------  ------------
  End of year........................    $21,177,177  $12,210,852    $9,929,821  $5,386,068  $186,725,918  $159,771,717
                                         ===========  ===========   ===========  ==========  ============  ============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


       FTVIPT Templeton                                            Janus Aspen
Growth Securities Subaccount -                                 International Growth      Lazard Retirement Small Cap
        Class 1 Shares            High Yield Bond Trust     Subaccount (Service Shares)           Subaccount
 ---------------------------  ---------------------------   ---------------------------  ---------------------------
     2006           2005          2006           2005           2006         2005            2006          2005
 ------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

 $ (1,362,223)  $    (68,730)  $ 2,692,841    $  (566,609)   $   211,995   $    (1,990)   $   (91,774)   $  (87,990)
   57,497,552      1,087,398     1,470,735        474,256        579,434       235,507      1,621,051       619,037

  (27,039,324)    22,951,443    (3,133,695)       123,718      9,138,137     1,946,933       (519,069)     (309,047)
 ------------   ------------   -----------    -----------    -----------   -----------    -----------    ----------


   29,096,005     23,970,111     1,029,881         31,365      9,929,566     2,180,450      1,010,208       222,000
 ------------   ------------   -----------    -----------    -----------   -----------    -----------    ----------

    6,232,588     18,447,437     1,309,321      4,775,584      3,882,457     1,286,254      1,044,882     1,138,974

    3,068,379     11,483,099     1,307,948      5,047,712     29,148,765     7,032,355      2,082,282     2,444,227

       (1,410)      (266,538)         (226)       (43,600)       (25,700)       (8,521)        (3,466)       (5,538)
  (12,573,831)   (38,290,398)   (1,448,740)    (6,483,724)    (1,942,259)     (656,580)      (907,805)     (533,101)

 (352,343,421)   (14,131,008)  (46,016,507)    (6,608,189)    (8,541,035)   (2,496,153)   (10,945,891)   (1,686,768)
     (464,786)    (1,674,427)     (141,501)      (137,914)       (77,747)       (4,160)        (9,669)       (4,693)
 ------------   ------------   -----------    -----------    -----------   -----------    -----------    ----------


 (356,082,481)   (24,431,835)  (44,989,705)    (3,450,131)    22,444,481     5,153,195     (8,739,667)    1,353,101
 ------------   ------------   -----------    -----------    -----------   -----------    -----------    ----------

 (326,986,476)      (461,724)  (43,959,824)    (3,418,766)    32,374,047     7,333,645     (7,729,459)    1,575,101

  326,986,476    327,448,200    43,959,824     47,378,590     12,441,457     5,107,812      7,729,459     6,154,358
 ------------   ------------   -----------    -----------    -----------   -----------    -----------    ----------
 $         --   $326,986,476   $        --    $43,959,824    $44,815,504   $12,441,457    $        --    $7,729,459
 ============   ============   ===========    ===========    ===========   ===========    ===========    ==========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                              LMPVPI All Cap           LMPVPI Investors      LMPVPI Small Cap Growth
                                           Subaccount (Class I)      Subaccount (Class I)      Subaccount (Class I)
                                         ------------------------   -----------------------  -------------------------
                                            2006         2005          2006         2005         2006         2005
                                         ------------------------   -----------------------   ------------------------
Operations:
  Net investment income (loss).......   $     24,547  $  (103,919)  $   29,137   $   (2,708)  $  (90,367)  $  (76,276)
  Realized gain (loss)...............      1,726,411      537,689      401,660      117,422      575,593      738,925
  Change in unrealized gain (loss)
    on investments...................      2,243,272      223,779      742,015      244,447      228,068     (475,251)
                                        ------------  -----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in
      net assets resulting from
      operations.....................      3,994,230      657,549    1,172,812      359,161      713,294      187,398
                                        ------------  -----------   ----------   ----------   ----------   ----------
Unit Transactions:
  Participant purchase payments......      2,954,044    3,806,016      835,377      922,415    1,094,045    1,260,981
  Participant transfers from other
    funding options..................        765,281      574,713      280,031      370,153    2,239,415    1,139,502
  Administrative and asset
    allocation charges...............        (27,107)     (29,369)      (7,757)      (7,917)      (7,931)      (6,744)
  Contract surrenders................     (2,726,276)  (2,364,031)    (940,418)    (652,273)    (735,407)  (1,164,467)
  Participant transfers to other
    funding options..................     (3,312,628)  (4,468,353)    (528,591)    (689,751)  (1,917,850)  (1,515,009)
  Other receipts/(payments)..........        (12,223)      (4,856)       7,357      (27,379)     (35,235)     (29,287)
                                        ------------  -----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions..............     (2,358,909)  (2,485,880)    (354,001)     (84,752)     637,037     (315,024)
                                        ------------  -----------   ----------   ----------   ----------   ----------
    Net increase (decrease) in
      net assets.....................      1,635,321   (1,828,331)     818,811      274,409    1,350,331     (127,626)
Net Assets:
  Beginning of year..................     25,388,392   27,216,723    7,117,331    6,842,922    6,557,079    6,684,705
                                        ------------  -----------   ----------   ----------   ----------   ----------
  End of year........................   $ 27,023,713  $25,388,392   $7,936,142   $7,117,331   $7,907,410   $6,557,079
                                        ============  ===========   ==========   ==========   ==========   ==========



   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


   LMPVPII Appreciation         LMPVPII Fundamental        LMPVPIII Adjustable Rate        LMPVPIII Aggressive
        Subaccount                Value Subaccount             Income Subaccount             Growth Subaccount
-------------------------   --------------------------     -------------------------   --------------------------
    2006          2005           2006          2005           2006          2005           2006           2005
-------------------------   --------------------------     -------------------------   --------------------------

$   (5,111)   $   (20,111)  $   177,393    $  (118,486)    $   35,203    $   15,634    $  (806,724)  $  (691,683)


   380,699         73,042     2,336,664      2,820,314            714           279      1,148,698       575,318

   769,202        177,956     3,847,040     (1,281,861)       (11,634)       (9,529)     4,227,123     5,756,477
----------    -----------   -----------    -----------     ----------    ----------    -----------   -----------


 1,144,790        230,887     6,361,097      1,419,967         24,283         6,384      4,569,097     5,640,112
----------    -----------   -----------    -----------     ----------    ----------    -----------   -----------

 1,885,214      1,912,395     6,002,695      7,489,144        122,144       109,410      9,298,983    10,835,368

   663,705      1,507,089     1,995,464      1,575,226        496,947       443,100      3,261,011     3,677,070

   (12,219)       (10,783)      (53,095)       (53,923)          (715)         (454)       (83,691)      (84,311)
  (558,611)      (714,795)   (3,967,047)    (3,830,432)       (63,716)      (38,153)    (5,252,011)   (5,340,033)

  (947,665)      (868,557)   (4,599,529)    (5,355,698)      (289,724)      (91,609)    (7,196,211)   (7,063,117)
   (20,689)           (55)      (86,745)      (113,258)       (26,193)           --        (35,406)      (78,864)
----------    -----------   -----------    -----------     ----------    ----------    -----------   -----------


 1,009,735      1,825,294      (708,257)      (288,941)       238,743       422,294         (7,325)    1,946,113
----------    -----------   -----------    -----------     ----------    ----------    -----------   -----------

 2,154,525      2,056,181     5,652,840      1,131,026        263,026       428,678      4,561,772     7,586,225

 7,805,379      5,749,198    41,934,338     40,803,312        748,691       320,013     61,385,198    53,798,973
----------    -----------   -----------    -----------     ----------    ----------    -----------   -----------
$9,959,904    $ 7,805,379   $47,587,178    $41,934,338     $1,011,717    $  748,691    $65,946,970   $61,385,198
==========    ===========   ===========    ===========     ==========    ==========    ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                          LMPVPIII International    LMPVPIII Large Cap Growth     LMPVPIII Large Cap
                                         All Cap Growth Subaccount          Subaccount             Value Subaccount
                                        -------------------------   ----------------------------------------------------
                                            2006         2005           2006         2005         2006         2005
                                        ------------ ------------   ------------ ------------ ------------ -------------
Operations:
  Net investment income (loss).......   $   185,065  $    20,543    $  (178,139) $  (198,552) $    (7,752) $     78,466
  Realized gain (loss)...............     1,672,893    1,112,863        419,787      231,701      851,541        19,364
  Change in unrealized gain (loss)
    on investments...................     2,796,289      788,374        167,568      533,257    2,774,398     1,035,843
                                        -----------  -----------    -----------  -----------  -----------  ------------
    Net increase (decrease) in
      net assets resulting from
      operations.....................     4,654,247    1,921,780        409,216      566,406    3,618,187     1,133,673
                                        -----------  -----------    -----------  -----------  -----------  ------------
Unit Transactions:
  Participant purchase payments......     1,135,781    1,374,132      2,315,899    3,239,168    1,128,428     1,380,175
  Participant transfers from other
    funding options..................     2,082,158    3,346,890      1,060,822    2,027,526      542,307       582,673
  Administrative and asset
    allocation charges...............       (23,436)     (24,086)       (18,535)     (20,997)     (23,599)      (25,781)
  Contract surrenders................    (2,642,754)  (2,110,493)    (1,734,614)  (1,861,927)  (3,102,064)   (2,679,112)
  Participant transfers to other
    funding options..................    (2,167,695)  (4,307,198)    (4,667,507)  (5,232,719)  (1,671,337)   (1,578,724)
  Other receipts/(payments)..........       (49,002)     (41,857)       (48,975)     (50,126)     (54,295)      (92,309)
                                        -----------  -----------    -----------  -----------  -----------  ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions..............    (1,664,948)  (1,762,612)    (3,092,910)  (1,899,075)  (3,180,560)   (2,413,078)
                                        -----------  -----------    -----------  -----------  -----------  ------------
    Net increase (decrease) in
      net assets.....................     2,989,299      159,168     (2,683,694)  (1,332,669)     437,627    (1,279,405)
Net Assets:
  Beginning of year..................    20,003,521   19,844,353     18,038,639   19,371,308   23,322,593    24,601,998
                                        -----------  -----------    -----------  -----------  -----------  ------------
  End of year........................   $22,992,820  $20,003,521    $15,354,945  $18,038,639  $23,760,220  $ 23,322,593
                                        ===========  ===========    ===========  ===========  ===========  ============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


LMPVPIII Social Awareness                                MIST Batterymarch Growth and   MIST Batterymarch Mid-Cap
     Stock Subaccount           Managed Assets Trust      Income Subaccount (Class A)   Stock Subaccount (Class A)
-------------------------------------------------------------------------------------- ---------------------------
    2006          2005           2006          2005           2006          2005           2006           2005
-----------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

$  (254,492)  $  (193,378) $   3,523,096   $ (2,516,581)  $ (3,760,921)    $    --    $  (434,520)      $    --

    431,500       334,593     21,615,218      3,184,729        433,263          --       (596,690)            --

  1,920,186       887,033    (18,700,303)     4,149,822     39,105,467          --     (1,824,763)            --
-----------   -----------  -------------   ------------   ------------     -------    -----------       --------


  2,097,194     1,028,248      6,438,011      4,817,970     35,777,809          --     (2,855,973)            --
-----------   -----------  -------------   ------------   ------------     -------    -----------       --------

  2,525,628     2,978,320      2,762,013      8,907,315      7,291,966          --      2,753,170             --

    404,202       822,135        818,062      2,363,684    490,410,705          --     60,550,234             --

    (49,803)      (55,289)          (860)      (198,292)      (330,325)         --        (49,284)            --
 (3,253,524)   (4,098,859)    (7,718,379)   (24,496,269)   (40,640,870)         --     (3,604,274)            --

 (2,161,492)   (2,592,665)  (199,059,862)   (10,364,208)   (12,861,087)         --     (7,431,774)            --
    (63,362)      (94,947)      (828,236)    (1,703,299)     3,230,914          --        (25,142)            --
-----------   -----------  -------------   ------------   ------------     -------    -----------       --------


 (2,598,351)   (3,041,305)  (204,027,262)   (25,491,069)   447,101,303          --     52,192,930             --
-----------   -----------  -------------   ------------   ------------     -------    -----------       --------

   (501,157)   (2,013,057)  (197,589,251)   (20,673,099)   482,879,112          --     49,336,957             --

 36,023,140    38,036,197    197,589,251    218,262,350             --          --             --             --
-----------   -----------  -------------   ------------   ------------     -------    -----------       --------
$35,521,983   $36,023,140  $          --   $197,589,251   $482,879,112    $     --    $49,336,957       $     --
===========   ===========  =============   ============   ============    ========    ===========       ========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                         MIST BlackRock Large-Cap   MIST Cyclical Growth &      MIST Cyclical Growth
                                         Core Subaccount (Class A)   Income EFT Subaccount         EFT Subaccount
                                        -------------------------   ------------------------   -----------------------
                                            2006          2005           2006        2005          2006         2005
                                        ------------    ---------   ------------------------   -----------------------
Operations:
  Net investment income (loss)......    $    (14,472)   $   --      $    482,770   $     --    $  (169,978)   $   --
  Realized gain (loss)..............          (7,284)       --           384,788         --        949,291        --
  Change in unrealized gain
    (loss) on investments...........         141,368        --        13,553,898         --     18,836,279        --
                                        ------------    ------      ------------   --------   ------------    ------
    Net increase (decrease) in
      net assets resulting from
      operations....................         119,612        --        14,421,456         --     19,615,592        --
                                        ------------    ------      ------------   --------   ------------    ------
Unit Transactions:
  Participant purchase payments.....         224,794        --        13,326,556         --     25,513,480        --
  Participant transfers from other
    funding options.................       2,288,443        --       167,606,513         --    180,791,471        --
  Administrative and asset
    allocation charges..............          (1,748)       --          (266,517)        --       (319,425)       --
  Contract surrenders...............         (89,473)       --       (14,557,462)        --    (12,994,053)       --
  Participant transfers to other
    funding options.................        (527,463)       --        (7,206,704)        --    (11,313,834)       --
  Other receipts/(payments).........              --        --          (310,823)        --       (387,784)       --
                                        ------------    ------      ------------   --------   ------------    ------
    Net increase (decrease) in
      net assets resulting from unit
      transactions..................       1,894,553        --       158,591,563         --    181,289,855        --
                                        ------------    ------      ------------   --------   ------------    ------
    Net increase (decrease) in
      net assets....................       2,014,165        --       173,013,019         --    200,905,447        --
Net Assets:
  Beginning of year.................              --        --                --         --             --        --
                                        ------------    ------      ------------   --------   ------------    ------
  End of year.......................    $  2,014,165    $   --      $173,013,019   $     --   $200,905,447    $   --
                                        ============    ======      ============   ========   ============    ======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                 MIST Harris Oakmark           MIST Janus Capital         MIST Legg Mason Partners
MIST Dreman Small-Cap Value         International                 Appreciation                 Managed Assets
    Subaccount (Class A)         Subaccount (Class A)         Subaccount (Class A)          Subaccount (Class A)
---------------------------  ---------------------------   --------------------------   --------------------------
     2006          2005           2006          2005           2006          2005           2006           2005
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

$      150      $    --      $  (23,223)     $    --       $ (4,475,878)    $     --   $ (1,604,491)    $   --
     9,708           --             350           --         (1,672,643)          --        118,401         --

   142,897           --         452,143           --         18,905,195           --     12,266,981         --
----------     --------      ----------      -------      -------------     --------    -----------    -------


   152,755           --         429,270           --         12,756,674           --     10,780,891         --
----------     --------      ----------      -------      -------------     --------    -----------    -------

    64,322           --         284,922           --         18,932,511          --       4,448,627         --

 2,327,816           --       5,562,039           --       580,968,967           --     197,219,236         --

      (737)          --          (2,575)          --          (607,655)          --        (176,812)        --
  (122,786)          --        (125,463)          --       (41,549,325)          --     (15,298,029)        --

  (302,438)          --        (492,941)          --       (30,671,489)          --      (5,315,070)        --
        --           --              --           --            85,431           --         171,348         --
----------     --------      ----------      -------      ------------      -------    ------------    -------


 1,966,177           --       5,225,982           --       527,158,440           --     181,049,300         --
----------     --------      ----------      -------      ------------      -------    ------------    -------

 2,118,932           --       5,655,252           --       539,915,114           --     191,830,191         --

        --           --              --           --                --           --              --         --
----------     --------      ----------      -------      ------------      -------    ------------    -------
$2,118,932     $     --      $5,655,252      $    --      $539,915,114      $    --    $191,830,191    $    --
==========     ========      ==========      =======      ============      =======    ============    =======

   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                             MIST Lord Abbett          MIST Lord Abbett        MIST Met/AIM Capital
                                              Bond Debenture          Growth and Income      Appreciation Subaccount
                                           Subaccount (Class A)      Subaccount (Class B)            (Class A)
                                         -----------------------  ------------------------  -------------------------
                                            2006        2005           2006         2005         2006         2005
                                         -----------   ---------  ------------    --------  -----------    ----------
Operations:
  Net investment income (loss).......    $    (5,017)   $   --    $  (112,064)    $    --   $   (3,896)     $    --
  Realized gain (loss)...............          8,976        --         (6,484)         --       85,060           --
  Change in unrealized gain (loss)
   on investments....................         40,926        --      1,126,710          --      (74,470)          --
                                         -----------    ------    -----------     -------   ----------      -------
    Net increase (decrease) in
      net assets resulting from
      operations.....................         44,885        --      1,008,162          --        6,694           --
                                         -----------    ------    -----------     -------   ----------      -------
Unit Transactions:
  Participant purchase payments......         56,292        --      1,137,952          --      143,803           --
  Participant transfers from other
    funding options..................      1,730,321        --     15,252,196          --      660,584           --
  Administrative and asset
    allocation charges...............           (537)       --        (10,563)         --         (924)          --
  Contract surrenders................        (62,580)       --       (963,384)         --       (8,062)          --
  Participant transfers to other
    funding options..................       (360,352)       --     (1,297,296)         --      (82,156)          --
  Other receipts/(payments)..........             --        --        (13,419)         --           --           --
                                         -----------    ------    -----------     -------   ----------      -------
    Net increase (decrease) in
      net assets resulting from unit
      transactions...................      1,363,144        --     14,105,486          --      713,245           --
                                         -----------    ------    -----------     -------   ----------      -------
    Net increase (decrease) in
      net assets.....................      1,408,029        --     15,113,648          --      719,939           --
Net Assets:
  Beginning of year..................             --        --             --          --           --           --
                                         -----------    ------    -----------     -------   ----------      -------
  End of year.....................       $ 1,408,029    $   --    $15,113,648     $    --   $  719,939      $    --
                                         ===========    ======    ===========     =======   ==========      =======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                 MIST Neuberger
   MIST Met/AIM Small Cap          MIST MFS(R) Value       Berman Real Estate Subaccount    MIST Pioneer Fund
Growth Subaccount (Class A)     Subaccount (Class A)               (Class A)               Subaccount (Class A)
---------------------------  ---------------------------   --------------------------   --------------------------
     2006          2005           2006          2005           2006          2005           2006           2005
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

$  (4,104)       $     --    $    70,801      $    --       $  (245,759)    $     --     $  (139,360)    $    --
  (11,354)             --        517,821           --           104,484           --          14,661          --

   21,433              --        596,317           --         5,958,079           --       1,334,732          --
---------        --------    -----------      -------       -----------     --------     -----------     -------


    5,975              --      1,184,939           --         5,816,804           --       1,210,033          --
---------        --------    -----------      -------       -----------     --------     -----------     -------

   57,379              --        905,059           --         2,608,084           --         641,510          --

1,176,763              --     12,471,659           --        31,621,826           --      17,609,504          --

     (432)             --         (8,724)          --           (31,330)          --         (19,212)         --
  (21,273)             --       (342,031)          --        (2,018,227)          --      (1,676,337)         --

 (416,715)             --       (956,239)          --        (2,916,098)          --        (913,608)         --
       --              --             --           --          (142,942)          --         (88,487)         --
---------        --------    -----------      -------       -----------     --------     -----------     -------


  795,722              --     12,069,724           --        29,121,313           --      15,553,370          --
---------        --------    -----------      -------       -----------     --------     -----------     -------

  801,697              --     13,254,663           --        34,938,117           --      16,763,403          --

       --              --             --           --                --           --              --          --
---------        --------    -----------      -------       -----------     --------     -----------     -------
$ 801,697        $     --    $13,254,663      $    --       $34,938,117     $     --     $16,763,403     $    --
=========        ========    ===========      =======       ===========     ========     ===========     =======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                    MIST Pioneer Strategic       MIST Third Avenue
                                        MIST Pioneer Mid-Cap Value    Income Subaccount           Small Cap Value
                                           Subaccount (Class A)            (Class A)            Subaccount (Class B)
                                        ---------------------------  ----------------------  ------------------------
                                            2006            2005         2006        2005         2006         2005
                                        ------------    -----------  ------------ ---------  ------------  ----------
Operations:
  Net investment income (loss)........  $     (3,622)   $       --   $  325,156   $    --    $  (17,140)     $   --
  Realized gain (loss)................        (3,590)           --       10,767        --         1,228          --
  Change in unrealized gain (loss)
    on investments....................        29,926            --      (59,516)       --       223,318          --
                                        ------------    ----------   ----------   -------    ----------      ------
    Net increase (decrease) in
      net assets resulting from
      operations......................        22,714            --      276,407        --       207,406          --
                                        ------------    ----------   ----------   -------    ----------      ------
Unit Transactions:
  Participant purchase payments.......        61,198            --      830,286        --       161,902          --
  Participant transfers from other
    funding options...................     1,100,536            --    8,402,113        --     9,808,688          --
  Administrative and asset
    allocation charges................          (494)           --       (5,551)       --        (3,704)         --
  Contract surrenders.................       (15,208)           --     (280,671)       --      (141,287)         --
  Participant transfers to other
    funding options...................      (439,497)           --     (796,107)       --       (97,867)         --
  Other receipts/(payments)...........            --            --            --        --         (646)         --
                                        ------------    ----------   ----------   -------    ----------      ------
    Net increase (decrease) in
      net assets resulting from unit
      transactions....................       706,535            --    8,150,070        --     9,727,086          --
                                        ------------    ----------   ----------   -------    ----------      ------
    Net increase (decrease) in
      net assets......................       729,249            --    8,426,477        --     9,934,492          --
Net Assets:
  Beginning of year...................            --            --            --        --           --          --
                                        ------------    ----------   ----------   -------    ----------      ------
  End of year.........................  $    729,249    $       --   $8,426,477   $    --    $9,934,492      $   --
                                        ============    ==========   ==========   =======    ==========      ======



   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


     MetLife Investment           MetLife Investment        MetLife Investment Large      MetLife Investment Small
Diversified Bond Subaccount      International Stock             Company Stock                 Company Stock
          (Class I)              Subaccount (Class I)         Subaccount (Class I)          Subaccount (Class I)
---------------------------  ---------------------------   --------------------------   --------------------------
     2006          2005           2006          2005           2006          2005           2006           2005
------------   ------------  ------------   ------------   ------------ -------------   ------------  ------------

$  9,671,435   $  7,067,404  $  1,307,247   $    138,571   $ (1,028,387) $   (481,356)  $ (2,420,288)  $ (2,395,738)
   2,023,523      2,113,187    11,241,693      1,860,435     (2,467,932)   (4,585,548)    28,783,535    11,589,366

  (1,442,384)    (6,418,343)   39,965,231     25,402,877     40,352,263    23,020,267     (1,615,850)    2,722,107
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------


  10,252,574      2,762,248    52,514,171     27,401,883     36,855,944    17,953,363     24,747,397    11,915,735
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

  30,569,789     37,002,439    17,276,461     20,343,320     28,206,032    33,952,707     14,937,022    17,549,466

  25,083,104     20,424,564     6,691,301      5,117,048     10,828,000     7,566,757      5,012,463     6,602,599

  (2,867,246)    (3,467,857)   (1,902,192)    (2,099,017)    (2,956,176)   (3,512,718)    (1,347,843)   (1,575,502)
 (38,617,466)   (42,209,173)  (25,832,545)   (26,540,286)   (37,707,180)  (41,069,583)   (24,083,593)  (24,651,216)

 (24,911,957)   (19,628,297)  (37,876,205)   (18,244,987)   (25,167,713)  (19,269,562)   (19,258,036)  (16,154,632)
    (809,805)    (1,263,433)     (425,477)      (420,053)      (598,801)     (674,082)      (392,183)     (355,157)
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------


 (11,553,581)    (9,141,757)  (42,068,657)   (21,843,975)   (27,395,838)  (23,006,481)   (25,132,170)  (18,584,442)
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

  (1,301,007)    (6,379,509)   10,445,514      5,557,908      9,460,106    (5,053,118)      (384,773)   (6,668,707)

 346,716,875    353,096,384   230,667,794    225,109,886    347,116,147   352,169,265    213,780,082   220,448,789
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------
$345,415,868   $346,716,875  $241,113,308   $230,667,794   $356,576,253  $347,116,147   $213,395,309  $213,780,082
============   ============  ============   ============   ============  ============   ============  ============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                            MSF BlackRock               MSF BlackRock             MSF BlackRock
                                          Aggressive Growth         Bond Income Subaccount   Money Market Subaccount
                                         Subaccount (Class D)              (Class A)                 (Class A)
                                        -----------------------   -----------------------   --------------------------
                                            2006         2005         2006        2005           2006         2005
                                        ------------ ----------   ------------ ----------   ------------  ------------
Operations:
  Net investment income (loss).......    $   (55,665)  $    --    $  (598,521)   $   --     $ 1,741,817     $     --
  Realized gain (loss)...............        (80,449)       --        212,932        --              --           --
  Change in unrealized gain (loss)
    on investments...................        (49,359)       --      3,871,277        --              --           --
                                         -----------   -------    -----------    ------     -----------     --------
    Net increase (decrease) in
      net assets resulting from
      operations....................        (185,473)       --      3,485,688        --       1,741,817           --
                                         -----------   -------    -----------    ------     -----------     --------
Unit Transactions:
  Participant purchase payments.....         609,085        --      2,163,315        --       4,011,401           --
  Participant transfers from other
    funding options.................       7,845,818        --     86,847,215        --      94,654,895           --
  Administrative and asset
    allocation charges..............          (7,358)       --        (60,371)       --         (83,032)          --
  Contract surrenders...............        (830,553)       --     (8,296,526)       --     (11,091,656)          --
  Participant transfers to other
    funding options.................        (911,624)       --     (2,462,906)       --     (21,558,373)          --
  Other receipts/(payments).........          (8,304)       --       (158,023)       --        (287,664)          --
                                         -----------   -------    -----------    ------     -----------     --------
    Net increase (decrease) in
      net assets resulting from unit
      transactions..................       6,697,064        --     78,032,704        --      65,645,571           --
                                         -----------   -------    -----------    ------     -----------     --------
    Net increase (decrease) in
      net assets....................       6,511,591        --     81,518,392        --      67,387,389     --
Net Assets:
  Beginning of year.................              --        --             --        --              --           --
                                         -----------   -------    -----------    ------     -----------     --------
  End of year.......................     $ 6,511,591   $    --    $81,518,392    $   --     $67,387,389     $     --
                                         ===========   =======    ===========    ======     ===========     ========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                      MSF MetLife                  MSF MetLife             MSF MetLife Conservative
       MSF FI Large Cap          Aggressive Allocation       Conservative Allocation        to Moderate Allocation
     Subaccount (Class A)         Subaccount (Class B)         Subaccount (Class B)          Subaccount (Class B)
 --------------------------------------------------------------------------------------- ---------------------------
      2006          2005           2006          2005           2006          2005           2006           2005
 ------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

$   (552,610)    $       --    $   (6,046)    $       --       $ 1,690       $  --         $(10,884)      $   --
    (315,439)            --         4,598             --         4,814          --           12,190           --


   1,612,173             --       119,851             --        16,459          --          140,071           --
------------     ----------    ----------     ----------      --------       -----       ----------       ------


     744,124             --       118,403             --        22,963          --          141,377           --
------------     ----------    ----------     ----------      --------       -----       ----------       ------

   2,843,576             --       170,061             --        52,786          --          260,763           --

  72,578,655             --     2,075,880             --       778,021          --        3,131,107           --

     (81,148)            --        (1,406)            --          (339)         --           (1,532)          --
  (5,994,292)            --       (35,944)            --       (69,140)         --         (204,897)          --

  (3,586,953)            --      (276,113)            --      (164,311)         --         (183,355)          --
     (18,258)            --            --             --            --          --               53           --
------------     ----------    ----------     ----------      --------       -----       ----------       ------


  65,741,580             --     1,932,478             --       597,017          --        3,002,139           --
------------     ----------    ----------     ----------      --------       -----       ----------       ------

  66,485,704             --     2,050,881             --       619,980         --         3,143,516           --

          --             --            --             --            --          --               --           --
------------     ----------    ----------     ----------      --------       -----       ----------       ------
$ 66,485,704     $       --    $2,050,881     $       --      $619,980       $  --       $3,143,516       $   --
============     ==========    ==========     ==========      ========       =====       ==========       ======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                               MSF MetLife               MSF MetLife         MSF MetLife Moderate to
                                           Mid Cap Stock Index       Moderate Allocation      Aggressive Allocation
                                           Subaccount (Class A)      Subaccount (Class B)      Subaccount (Class B)
                                        ------------------------  -----------------------  ---------------------------
                                            2006         2005          2006       2005         2006         2005
                                        ------------ -----------  ------------  ---------  -------------   -----------
Operations:
  Net investment income (loss).......   $   (15,830) $       --  $   (36,927)  $      --  $   (34,975)    $      --
  Realized gain (loss)...............       (29,752)         --       25,923          --       28,194            --
  Change in unrealized gain (loss)
    on investments...................        67,655          --      590,659          --      684,163            --
                                         -----------  ----------  -----------   ---------  -----------     ---------
    Net increase (decrease) in
      net assets resulting from
      operations.....................         22,073          --      579,655          --      677,382            --
                                         -----------  ----------  -----------   ---------  -----------     ---------
Unit Transactions:
  Participant purchase payments......        104,926          --      738,987          --      893,255            --
  Participant transfers from other
    funding options..................      3,478,051          --   12,633,422          --   11,445,877            --
  Administrative and asset
    allocation charges...............         (1,833)         --       (6,249)         --       (6,493)           --
  Contract surrenders................       (263,703)         --     (348,180)         --      (95,961)           --
  Participant transfers to other
    funding options..................       (525,700)         --     (347,737)         --     (525,286)           --
  Other receipts/(payments)..........         (1,846)         --     (101,271)         --           --            --
                                         -----------  ----------  -----------   ---------  -----------     ---------
    Net increase (decrease) in
      net assets resulting from
      unit transactions..............      2,789,895          --   12,568,972          --   11,711,392            --
                                         -----------  ----------  -----------   ---------  -----------     ---------
    Net increase (decrease) in
      net assets.....................      2,811,968          --   13,148,627          --   12,388,774            --
Net Assets:
  Beginning of year..................             --          --          --          --           --            --
                                         -----------  ----------  -----------   ---------  -----------     ---------
  End of year........................    $ 2,811,968  $       --  $13,148,627   $      --  $12,388,774    $      --
                                         ===========  ==========  ===========   =========  ===========     =========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                              MSF Oppenheimer               MSF T. Rowe Price
MSF MetLife Stock Index       MSF MFS(R) Total Return       Global Equity Subaccount    Large Cap Growth Subaccount
  Subaccount (Class A)         Subaccount (Class F)               (Class A)                     (Class B)
------------------------------------------------------------------------------------ ------------------------------
   2006          2005            2006          2005         2006           2005           2006           2005
----------   ------------   ------------   ----------  ------------   -------------- -------------  ------------

$  (14,868)   $       --   $   (974,317)     $    --   $ (2,755,685)       $  --     $  (35,441)      $   --
       890            --        103,694           --       (593,120)          --            550           --

   203,439            --      8,879,240           --     22,047,681           --        362,632           --
----------    ----------   ------------      -------   ------------        -----     ----------       ------


   189,461            --      8,008,617           --     18,698,876           --        327,741           --
----------    ----------   ------------      -------   ------------        -----     ----------       ------

    95,024            --      8,801,718           --     10,889,058           --        327,798           --

 3,416,956            --    119,498,853           --    352,023,696           --      4,926,356           --

    (2,001)           --       (147,009)          --       (252,327)          --         (4,806)          --
  (167,959)           --     (9,696,940)          --    (25,668,377)          --       (330,933)          --

   (40,543)           --     (6,177,059)          --    (11,535,167)          --       (461,022)          --
        --            --        (85,101)          --       (156,766)          --         (1,330)          --
----------    ----------   ------------      -------   ------------        -----     ----------       ------


 3,301,477            --    112,194,462           --    325,300,117           --      4,456,063           --
----------    ----------   ------------      -------   ------------        -----     ----------       ------

 3,490,938            --    120,203,079           --    343,998,993           --      4,783,804           --

        --            --             --           --             --           --             --           --
----------    ----------   ------------      -------   ------------        -----     ----------       ------
$3,490,938    $       --   $120,203,079      $    --   $343,998,993        $  --     $4,783,804       $   --
==========    ==========   ============      =======   ============        =====     ==========       ======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                      MSF Western Asset
                                            MSF Western Asset        Management Strategic       MSF Western Asset
                                        Management High Yield Bond    Bond Opportunities    Management U.S. Government
                                           Subaccount (Class A)      Subaccount (Class A)      Subaccount (Class A)
                                        -------------------------------------------------------------------------------
                                            2006           2005          2006         2005         2006         2005
                                        -------------  -----------   -----------   ---------  ------------    ---------
Operations:
  Net investment income (loss)......     $  (367,287)    $   --      $  (10,833)    $   --    $  (498,676)    $    --
  Realized gain (loss)..............          65,474         --           7,962         --        149,590          --
  Change in unrealized gain (loss)
    on investments..................       3,022,800         --          62,151         --      2,792,383          --
                                         -----------     ------      ----------     ------    -----------     -------
    Net increase (decrease) in
      net assets resulting from
      operations....................       2,720,987         --          59,280         --      2,443,297          --
                                         -----------     ------      ----------     ------    -----------     -------
Unit Transactions:
  Participant purchase payments.....       2,082,746         --          62,894         --      3,130,827          --
  Participant transfers from other
    funding options.................      46,553,476         --       1,980,838         --     71,315,841          --
  Administrative and asset
    allocation charges..............         (41,206)        --            (960)        --        (75,593)         --
  Contract surrenders...............      (4,064,086)        --        (139,513)        --     (6,741,493)         --
  Participant transfers to other
    funding options.................      (3,051,973)        --        (507,574)        --     (4,911,894)         --
  Other receipts/(payments).........          10,720         --              --         --       (181,381)         --
                                         -----------     ------      ----------     ------    -----------     -------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.............      41,489,677         --       1,395,685         --     62,536,307          --
                                         -----------     ------      ----------     ------    -----------     -------
    Net increase (decrease) in
      net assets....................      44,210,664         --       1,454,965         --     64,979,604          --
Net Assets:
  Beginning of year.................              --         --              --         --             --          --
                                         -----------     ------      ----------     ------    -----------     -------
  End of year.......................     $44,210,664     $   --      $1,454,965     $   --    $64,979,604     $    --
                                         ===========     ======      ==========     ======    ===========     =======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


      PIMCO VIT Real           PIMCO VIT Total Return
    Return Subaccount                Subaccount            Putnam VT International      Putnam VT Small Cap Value
  (Administrative Class)       (Administrative Class)    Equity Subaccount (Class IB)      Subaccount (Class IB)
---------------------------- --------------------------- ----------------------------- ----------------------------
     2006          2005           2006          2005           2006          2005           2006           2005
------------  -------------- ------------   ------------   ------------  ------------  ------------- -------------

$   42,824    $     8,018    $  423,040     $   203,931    $   (38,090)   $    7,684   $  (651,464)  $  (621,111)
    29,958          8,414        35,996         176,053        346,276       130,148     7,655,617     4,289,682

   (73,125)       (17,626)     (111,353)       (288,401)       977,872       304,908     3,024,118      (330,567)
----------    -----------   -----------     -----------    -----------    ----------   -----------   -----------


      (343)        (1,194)      347,683          91,583      1,286,058       442,740    10,028,271     3,338,004
----------    -----------   -----------     -----------    -----------    ----------   -----------   -----------

   229,833        141,837     2,099,864       1,931,253        558,487       540,293     8,798,397     8,519,527

 1,400,837      1,016,718     4,618,436       5,283,761      2,743,107       810,158    10,575,463    12,057,824

    (1,528)          (433)      (13,274)         (9,854)        (4,537)       (4,189)      (66,637)      (57,271)
  (137,610)       (29,255)   (1,711,862)       (892,438)      (550,530)     (342,554)   (6,393,725)   (6,539,562)

  (813,864)      (160,755)   (1,541,925)     (1,113,483)    (1,443,705)     (785,534)   (9,560,135)   (9,065,007)
        --             --       (10,706)             --             --            --      (253,339)      (83,975)
----------    -----------   -----------     -----------    -----------    ----------   -----------   -----------


   677,668        968,112     3,440,533       5,199,239      1,302,822       218,174     3,100,024     4,831,536
----------    -----------   -----------     -----------    -----------    ----------   -----------   -----------

   677,325        966,918     3,788,216       5,290,822      2,588,880       660,914    13,128,295     8,169,540

   966,918             --    11,448,541       6,157,719      4,593,239     3,932,325    62,705,220    54,535,680
----------    -----------   -----------     -----------    -----------    ----------   -----------   -----------
$1,644,243    $   966,918   $15,236,757     $11,448,541    $ 7,182,119    $4,593,239   $75,833,515   $62,705,220
==========    ===========   ===========     ===========    ===========    ==========   ===========   ===========


      The accompanying notes are an integral part of financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                          Travelers AIM Capital     Travelers Convertible    Travelers Disciplined Mid
                                          Appreciation Subaccount    Securities Subaccount      Cap Stock Subaccount
                                         ------------------------   -----------------------  -----------------------------
                                            2006           2005          2006         2005          2006         2005
                                         ------------ -----------   ----------   ----------  --------------  -------------
Operations:
  Net investment income (loss)........   $    (1,154) $      (143)  $      712   $      863    $     79,679  $   (650,410)
  Realized gain (loss)................        16,979        3,167        3,213          719      18,238,189     1,649,576
  Change in unrealized gain (loss)
    on investments....................        (3,109)       3,108          755         (755)    (13,260,538)    4,498,365
                                         -----------  -----------   ----------   ----------    ------------  ------------
    Net increase (decrease) in
      net assets resulting from
      operations......................        12,716        6,132        4,680          827       5,057,330     5,497,531
                                         -----------  -----------   ----------   ----------    ------------  ------------
Unit Transactions:
  Participant purchase payments.......       118,323       49,789        8,037        6,606       1,649,077     5,501,890
  Participant transfers from other
    funding options...................       223,442      168,137      141,795       35,696       1,211,473     3,882,338
  Administrative and asset
    allocation charges................           --          (80)          --          (15)           (351)      (54,668)
  Contract surrenders.................       (2,916)          --       (1,710)          --      (1,700,665)   (5,407,037)
  Participant transfers to other
    funding options...................     (469,725)    (105,818)    (191,481)      (4,435)    (61,048,909)   (6,022,373)
  Other receipts/(payments)...........           --           --           --           --         (29,098)      (54,994)
                                         -----------  -----------   ----------   ----------    ------------  ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions...............      (130,876)     112,028      (43,359)      37,852     (59,918,473)   (2,154,844)
                                         -----------  -----------   ----------   ----------    ------------  ------------
    Net increase (decrease) in
      net assets......................      (118,160)     118,160      (38,679)      38,679     (54,861,143)    3,342,687
Net Assets:
  Beginning of year...................       118,160           --       38,679           --      54,861,143    51,518,456
                                         -----------  -----------   ----------   ----------    ------------  ------------
  End of year.........................   $        --  $   118,160   $       --   $   38,679    $         --  $ 54,861,143
                                         ===========  ===========   ==========   ==========    ============  ============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                                              Travelers Managed
  Travelers Large Cap      Travelers Managed Allocation   Travelers Managed Allocation   Allocation Series: Moderate-
       Subaccount          Series: Aggressive Subaccount   Series: Moderate Subaccount       Aggressive Subaccount
-------------------------- -----------------------------  -----------------------------  -----------------------------
   2006          2005           2006          2005             2006             2005            2006           2005
----------    ------------ ------------    -------------  -------------      ---------   ------------      -----------

$      446    $      (571)   $        3    $        --        $     144         $   6         $    62         $   7
     9,194          2,641             5             --              (19)            2             175             1

    (7,039)         7,039            (1)             1               (7)            7            (101)          101
----------    -----------   -----------    -----------       ----------         -----         -------        ------


     2,601          9,109             7              1              118            15             136           109
----------    -----------   -----------    -----------       ----------         -----         -------        ------

    72,144         25,971            87             87            3,738         2,318             675         2,728

   264,113        323,811            --             --               --            --              --            --

        (3)          (140)           --             (2)              --           (33)             --            (4)
   (39,289)       (19,792)           --             --               --            --              --            --

  (466,706)      (171,819)         (180)            --           (6,156)           --          (3,644)           --
        --             --            --             --               --            --              --            --
----------    -----------   -----------    -----------       ----------         -----         -------        ------


  (169,741)       158,031           (93)            85           (2,418)        2,285          (2,969)        2,724
----------    -----------   -----------    -----------       ----------         -----         -------        ------

  (167,140)       167,140           (86)            86           (2,300)        2,300          (2,833)        2,833

   167,140             --            86             --            2,300            --           2,833            --
----------    -----------   -----------    -----------       ----------         -----         -------        ------
$       --    $   167,140   $        --    $        86       $       --        $2,300         $    --        $2,833
==========    ===========   ===========    ===========       ==========        ======         =======        ======


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                            Travelers Managed
                                       Allocation Series: Moderate-  Travelers Mercury Large    Travelers MFS(R) Mid Cap
                                          Conservative Subaccount       Cap Core Subaccount        Growth Subaccount
                                       ----------------------------  ----------------------------------------------------
                                            2006         2005            2006        2005          2006         2005
                                       -------------   ------------  --------   -----------   -----------   -------------
Operations:
  Net investment income (loss)........   $         8    $   --     $   (1,299)  $   (2,055)   $   (29,170)  $   (87,736)
  Realized gain (loss)................            (7)       --         83,230          496      1,590,554       223,122
  Change in unrealized gain (loss)
    on investments....................             --        --        (28,630)      28,630     (1,144,195)      (52,014)
                                         -----------    ------     ----------   ----------    -----------   -----------
    Net increase (decrease) in
      net assets resulting from
      operations......................             1        --         53,301       27,071        417,189        83,372
                                         -----------    ------     ----------   ----------    -----------   -----------
Unit Transactions:
  Participant purchase payments.......           211        30         98,787       70,921        382,033     1,175,279
  Participant transfers from other
    funding options...................            --        --        625,773      627,424        296,354       929,067
  Administrative and asset
    allocation charges................            --        (2)            --         (237)           (24)       (7,680)
  Contract surrenders.................            --        --         (7,102)      (5,382)      (384,991)     (865,948)
  Participant transfers to other
    funding options...................          (240)       --     (1,468,706)     (21,850)    (7,699,763)   (1,952,537)
  Other receipts/(payments)...........            --        --             --           --         (8,839)       (7,758)
                                         -----------    ------     ----------   ----------    -----------   -----------
    Net increase (decrease) in
      net assets resulting from unit
      transactions....................           (29)       28       (751,248)     670,876     (7,415,230)     (729,577)
                                         -----------    ------     ----------   ----------    -----------   -----------
    Net increase (decrease) in
      net assets......................           (28)       28       (697,947)     697,947     (6,998,041)     (646,205)
Net Assets:
  Beginning of year...................            28        --        697,947           --      6,998,041     7,644,246
                                         -----------    ------     ----------   ----------    -----------   -----------
  End of year.........................   $        --    $   28     $       --   $  697,947    $        --   $ 6,998,041
                                         ===========    ======     ==========   ==========    ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


      Travelers MFS(R) Total           Travelers MFS(R) Value     Travelers Mondrian International     Travelers Pioneer Fund
         Return Subaccount                 Subaccount                   Stock Subaccount                  Subaccount
------------------------------   ---------------------------   -----------------------------------  --------------------------
      2006          2005             2006          2005             2006             2005               2006           2005
-------------  ---------------   ------------   ------------   ------------  ---------------------  ------------  ------------

$  1,063,923   $  1,090,148      $  (28,504)    $   16,245      $    47,898     $  (11,631)         $   104,008   $  (206,675)
   5,060,731      5,657,537         619,351        272,098          267,924         20,866           (1,545,016)     (486,068)

  (2,342,190)    (4,838,593)        (39,254)       (14,315)        (122,672)        90,252            2,459,274     1,434,654
------------   ------------      ----------     ----------      -----------     ----------          -----------   -----------


   3,782,464      1,909,092         551,593        274,028          193,150         99,487            1,018,266       741,911
------------   ------------      ----------     ----------      -----------     ----------          -----------   -----------

   5,376,486     16,847,683         490,530      1,179,984           73,007        293,383              408,512     1,329,791

   1,244,905     12,081,177         922,264      4,848,506          274,016        965,109               73,364       641,079

        (650)      (141,752)            (26)        (4,322)             (75)        (1,102)                 (72)      (20,604)
  (5,012,073)   (14,153,632)       (169,974)      (383,067)        (144,449)       (76,663)            (766,716)   (2,216,049)

(118,641,741)    (6,359,905)     (8,212,458)      (713,818)      (1,638,791)      (548,418)         (17,263,183)   (1,097,481)
    (164,012)      (223,616)         (4,224)            --               --             --              (37,262)      (36,665)
------------   ------------      ----------     ----------      -----------     ----------          -----------   -----------


(117,197,085)     8,049,955      (6,973,888)     4,927,283       (1,436,292)       632,309          (17,585,357)   (1,399,929)
------------   ------------      ----------     ----------      -----------     ----------          -----------   -----------

(113,414,621)     9,959,047      (6,422,295)     5,201,311       (1,243,142)       731,796          (16,567,091)     (658,018)

 113,414,621    103,455,574       6,422,295      1,220,984        1,243,142        511,346           16,567,091    17,225,109
------------   ------------      ----------     ----------      -----------     ----------          -----------   -----------
$         --   $113,414,621      $       --     $6,422,295      $        --     $1,243,142          $        --   $16,567,091
============   ============      ==========     ==========      ===========     ==========          ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                                                      Travelers Salomon
                                        Travelers Pioneer Mid Cap   Travelers Pioneer Strategic    Brothers Strategic Total
                                            Value Subaccount            Income Subaccount           Return Bond Subaccount
                                        --------------------------  -------------------------------------------------------
                                           2006           2005           2006         2005          2006             2005
                                        ------------ ------------   ------------ ------------   ------------  ------------
Operations:
  Net investment income (loss)........  $     (2,123) $      (527)  $  (21,328)  $  153,297     $   19,981   $    31,874
  Realized gain (loss)................        32,937        3,537      (25,838)         265        (62,969)        1,614
  Change in unrealized gain (loss)
    on investments....................        (4,636)       4,636      104,256      (93,023)        26,493       (20,275)
                                        ------------ ------------   ------------ ------------ ------------  ------------
    Net increase (decrease) in
      net assets resulting from
      operations......................        26,178        7,646       57,090       60,539        (16,495)       13,213
                                        ------------ ------------   ------------ ------------ ------------  ------------
Unit Transactions:
  Participant purchase payments.......        20,969       13,099      276,173      729,476         27,593        89,510
  Participant transfers from other
    funding options...................       431,058      475,583    1,440,099    4,512,683        152,330       488,265
  Administrative and asset
    allocation charges................            --        (103)         (75)      (2,494)           (12)         (998)
  Contract surrenders.................        (7,271)          --     (345,932)    (372,677)      (110,263)     (181,078)
  Participant transfers to other
    funding options...................      (852,267)    (114,892)  (6,112,587)    (622,283)    (1,201,269)     (214,033)
  Other receipts/(payments)...........            --           --         (122)          --             --       (10,829)
                                        ------------ ------------   ----------   ----------   -------------  -----------
    Net increase (decrease) in
      net assets resulting from unit
      transactions....................      (407,511)     373,687   (4,742,444)   4,244,705     (1,131,621)      170,837
                                        ------------ ------------   ------------ ------------ ------------   -----------
    Net increase (decrease) in
      net assets......................      (381,333)     381,333   (4,685,354)   4,305,244     (1,148,116)      184,050
Net Assets:
  Beginning of year...................       381,333           --    4,685,354      380,110      1,148,116       964,066
                                        ------------ ------------   ------------ ------------ ------------  ------------
  End of year.........................   $        --  $   381,333   $       --   $4,685,354     $       --   $ 1,148,116
                                        ============ ============   ============ ============ ============  ============


   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



     Travelers Strategic         Travelers Style Focus Series:    Travelers Style Focus Series:    Travelers U.S. Government
      Equity Subaccount           Small Cap Growth Subaccount       Small Cap Value Subaccount        Securities Subaccount
  --------------------------      ------------------------------  -------------------------------  ---------------------------
      2006          2005              2006           2005             2006             2005            2006          2005
  ------------   -----------      -------------   --------------   ------------    --------------   ------------  ------------
  $   (29,705)    $  (467,561)    $     (736)       $  (415)       $  (1,055)          $  (306)     $3,944,138     $(968,940)
  (17,156,089)     (3,300,456)        19,439          2,980           32,630               212      (3,513,597)      345,138

   20,343,029       3,960,982            226           (226)             730              (730)     (2,998,988)    2,936,634
 ------------     -----------     ----------        -------          -------           -------      ----------     ---------

    3,157,235         192,965         18,929          2,339           32,305              (824)     (2,568,447)    2,312,832
 ------------     -----------     ----------        -------          -------           -------      ----------     ---------

    1,550,963       5,205,068         13,121          3,146            6,864             4,205       2,026,314     6,606,029

      332,510       1,313,349        413,587        272,893          328,579           254,799       1,074,726     5,707,808

         (532)        (93,382)            (1)           (30)              --               (62)           (482)      (88,964)
   (3,084,882)     (8,056,922)       (14,523)            --           (9,159)              (38)     (3,596,830)  (10,420,484)

  (72,642,278)     (6,181,852)      (489,634)      (219,827)        (482,042)         (134,627)    (72,127,984)   (7,604,480)
      (76,366)       (168,644)            --             --               --                --        (138,006)     (724,144)
 ------------     -----------     ----------        -------          -------           -------      ----------     ---------


  (73,920,585)     (7,982,383)       (77,450)        56,182         (155,758)          124,277     (72,762,262)   (6,524,235)
 ------------     -----------     ----------        -------          -------           -------      ----------     ---------

  (70,763,350)     (7,789,418)       (58,521)        58,521         (123,453)          123,453     (75,330,709)   (4,211,403)
 ------------     -----------     ----------        -------          -------           -------      ----------     ---------

   70,763,350      78,552,768         58,521             --          123,453                --      75,330,709    79,542,112
  -----------    ------------    -----------        -------         --------          --------      ----------   -----------
  $        --    $ 70,763,350    $        --        $58,521         $     --          $123,453      $       --   $75,330,709
  ===========    ============    ===========        =======         ========          ========      ==========   ===========




   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                         Van Kampen LIT Comstock      VIP Asset Manager SM         VIP Contrafund(R) Subaccount
                                           Subaccount (Class II)   Subaccount (Initial Class)           (Service Class 2)
                                        -------------------------  ------------------------------- -----------------------------
                                            2006          2005          2006             2005            2006         2005
                                         ------------  ----------  --------------  --------------- -----------------------------
Operations:
  Net investment income (loss) .....   $        (313)  $   (43,735)   $ 2,968,717   $   3,287,871   $     (97,190)  $ (285,839)
  Realized gain (loss) .............         811,117       245,697          5,918      (1,271,690)      5,149,009       36,439
  Change in unrealized gain (loss)
    on investments .................         816,708       172,456      8,247,029       3,256,145        (121,643)   4,244,529
                                         -----------   -----------  -------------   -------------   ------------- ------------
    Net increase (decrease) in
      net assets resulting from
      operations ...................       1,627,512       374,418     11,221,664       5,272,326       4,930,176    3,995,129
                                         -----------   -----------  -------------   -------------   ------------- ------------
Unit Transactions:
  Participant purchase payments ....       1,724,740     1,757,906      7,009,845       8,506,076       9,064,436    6,571,845
  Participant transfers from other
    funding options ................       1,810,517     6,333,915      1,937,705       2,025,021      23,305,740   17,214,467
  Administrative and asset
    allocation charges .............         (12,202)       (8,852)      (174,347)       (198,217)        (58,156)     (30,411)
  Contract surrenders ..............      (1,283,217)     (993,737)   (25,149,270)    (28,982,957)     (4,690,869)  (2,128,319)
  Participant transfers to other
    funding options ................      (1,952,605)   (1,270,440)    (7,504,544)    (12,064,222)     (5,801,133)  (2,274,562)
  Other receipts/(payments) ........         (71,281)       (4,437)      (706,654)     (1,358,272)        (94,087)      (2,389)
                                         -----------   -----------  -------------   -------------   ------------- ------------
    Net increase (decrease) in
      net assets resulting from unit
      transactions .................         215,952     5,814,355    (24,587,265)    (32,072,571)     21,725,931   19,350,631
                                         -----------   -----------  -------------   -------------   ------------- ------------
    Net increase (decrease) in
      net assets ...................       1,843,464     6,188,773    (13,365,601)    (26,800,245)     26,656,107   23,345,760
Net Assets:
  Beginning of year ................      10,925,498     4,736,725    203,901,285     230,701,530      37,743,044   14,397,284
                                         -----------   -----------  -------------   -------------   ------------- ------------
  End of year ......................     $12,768,962   $10,925,498  $ 190,535,684   $ 203,901,285   $  64,399,151 $ 37,743,044
                                         ===========   ===========  =============   =============   ============= ============



   The accompanying notes are an integral part of these financial statements.

                              METLIFE OF CT FUND U
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



VIP Equity - Income Subaccount      VIP Growth Subaccount          VIP High Income Subaccount         VIP Mid Cap Subaccount
       (Initial Class)                  (Initial Class)                 (Initial Class)                   (Service Class 2)
------------------------------  ------------------------------   ------------------------------   ------------------------------
      2006            2005          2006              2005           2006             2005            2006             2005
 ------------    ------------   -------------    -------------   -------------    -------------   -------------    -------------

$   7,522,454    $  1,423,881   $  (3,938,539)   $  (3,558,430)  $   2,337,055    $   5,511,568   $    (936,004)   $    (682,035)
   50,010,617      19,113,469       2,050,076       (3,711,434)     (1,142,495)      (1,409,804)      9,845,879        1,266,302

    4,827,683      (5,448,430)     26,421,589       26,988,853       2,306,362       (3,596,481)       (523,834)       8,638,570
 ------------    ------------   -------------    -------------   -------------    -------------   -------------    -------------


   62,360,754      15,088,920      24,533,126       19,718,989       3,500,922          505,283       8,386,041        9,222,837
 ------------    ------------   -------------    -------------   -------------    -------------   -------------    -------------

   18,777,260      21,468,548      22,372,180       26,462,291       1,416,725        1,850,069      15,056,759       11,539,420

   13,647,918       8,622,172       6,454,520        6,590,593       3,801,842        4,663,809      22,817,015       21,322,870

     (328,306)       (345,031)       (458,557)        (525,870)        (34,970)         (39,352)        (80,866)         (56,217)
  (43,278,100)    (42,574,779)    (57,122,237)     (60,874,282)     (5,372,745)      (4,910,367)     (7,034,632)      (5,629,743)

  (13,105,412)    (19,049,084)    (24,552,253)     (37,619,958)     (4,352,278)      (6,418,855)    (14,105,040)      (6,942,339)
     (770,739)     (1,143,822)       (992,287)        (553,795)        (43,815)        (378,504)       (203,652)          (9,034)
 ------------    ------------   -------------    -------------   -------------    -------------   -------------    -------------


  (25,057,379)    (33,021,996)    (54,298,634)     (66,521,021)     (4,585,241)      (5,233,200)     16,449,584       20,224,957
 ------------    ------------   -------------    -------------   -------------    -------------   -------------    -------------

   37,303,375     (17,933,076)    (29,765,508)     (46,802,032)     (1,084,319)      (4,727,917)     24,835,625       29,447,794

  348,636,971     366,570,047     478,246,382      525,048,414      38,556,727       43,284,644      70,957,557       41,509,763
 ------------    ------------   -------------    -------------   -------------    -------------   -------------    -------------
 $385,940,346    $348,636,971   $ 448,480,874    $ 478,246,382   $  37,472,408    $  38,556,727   $  95,793,182    $  70,957,557
 ============    ============   =============    =============   =============    =============   =============    =============



   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS


1. BUSINESS

MetLife of CT Fund U for Variable Annuities ("Fund U") (formerly, The Travelers Fund U for Variable Annuities) is a separate account of MetLife Insurance
Company of Connecticut (the "Company") (formerly, The Travelers Insurance Company), an indirect wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable annuity contracts issued by the Company. Fund U, established on May 16, 1983, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund U are Universal Annuity, Universal Annuity Advantage and Universal Select Annuity.

Fund U is divided into Subaccounts, each of which is treated as an individual separate account for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolios, series and funds (with the same name) of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".


     Dreyfus Stock Index Fund, Inc.                         Met Investors Series Trust
     Dreyfus Variable Investment Fund                       MetLife Investment Funds, Inc.
     Franklin Templeton Variable Insurance Products Trust   PIMCO Variable Insurance Trust
     Janus Aspen Series                                     Putnam Variable Trust
     Legg Mason Partners Variable Portfolios I, Inc.        Van Kampen Life Investment Trust
     Legg Mason Partners Variable Portfolios II             Variable Insurance Products Fund
     Legg Mason Partners Variable Portfolios III, Inc.

Participant purchase payments applied to Fund U are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts were available for investment as of December 31, 2006 (the share class indicated in parentheses is that of the portfolio in which the Subaccount invests):

     Dreyfus Stock Index Fund, Inc.
     Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
     FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) FTVIPT Mutual Shares Securities Subaccount (Class 2)
     FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
     FTVIPT Templeton Global Asset Allocation Subaccount (Class 1)
     FTVIPT Templeton Growth Securities Subaccount - Class 1 Shares
     Janus Aspen International Growth Subaccount (Service Shares)
     LMPVPI All Cap Subaccount (Class I)
     LMPVPI Investors Subaccount (Class I)
     LMPVPI Small Cap Growth Subaccount (Class I)
     LMPVPII Appreciation Subaccount
     LMPVPII Fundamental Value Subaccount
     LMPVPIII Adjustable Rate Income Subaccount
     LMPVPIII Aggressive Growth Subaccount
     LMPVPIII International All Cap Growth Subaccount
     LMPVPIII Large Cap Growth Subaccount
     LMPVPIII Large Cap Value Subaccount
     LMPVPIII Social Awareness Stock Subaccount
     MIST Batterymarch Growth and Income Subaccount (Class A)
     MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
     MIST BlackRock Large-Cap Core Subaccount (Class A)
     MIST Cyclical Growth & Income EFT Subaccount
     MIST Cyclical Growth EFT Subaccount
     MIST Dreman Small-Cap Value Subaccount (Class A)
     MIST Harris Oakmark International Subaccount (Class A)
     MIST Janus Capital Appreciation Subaccount (Class A)

    MIST Legg Mason  Partners  Managed  Assets  Subaccount  (Class A)
    MIST Lord Abbett Bond Debenture Subaccount (Class A)
    MIST Lord Abbett Growth and Income Subaccount (Class B)
    MIST Met/AIM Capital Appreciation Subaccount (Class A)
    MIST Met/AIM Small Cap Growth Subaccount (Class A)
    MIST MFS(R) Value Subaccount (Class A)
    MIST Neuberger  Berman Real Estate  Subaccount  (Class A)
    MIST Pioneer Fund Subaccount (Class A)
    MIST Pioneer Mid-Cap Value Subaccount (Class A)
    MIST Pioneer Strategic Income Subaccount (Class A)
    MIST Third Avenue Small Cap Value Subaccount (Class B)
    MetLife Investment Diversified Bond Subaccount (Class I)
    MetLife Investment International Stock Subaccount (Class I)
    MetLife Investment Large Company Stock Subaccount (Class I)
    MetLife Investment Small Company Stock Subaccount (Class I)
    MSF BlackRock Aggressive Growth Subaccount (Class D)
    MSF BlackRock Bond Income Subaccount (Class A)
    MSF BlackRock Money Market Subaccount (Class A)
    MSF FI Large Cap Subaccount (Class A)
    MSF MetLife Aggressive Allocation Subaccount (Class B)
    MSF MetLife Conservative Allocation Subaccount (Class B)
    MSF MetLife Conservative to Moderate Allocation Subaccount (Class B)
    MSF MetLife Mid Cap Stock Index Subaccount (Class A)
    MSF MetLife Moderate Allocation Subaccount (Class B)
    MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B)
    MSF MetLife Stock Index Subaccount (Class A)
    MSF MFS(R) Total Return Subaccount (Class F)
    MSF Oppenheimer Global Equity Subaccount (Class A)
    MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
    MSF Western Asset Management High Yield Bond Subaccount (Class A)
    MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class) MSF Western Asset Management U.S. Government Subaccount (Class A)
    PIMCO VIT Real Return Subaccount (Administrative Class)
    PIMCO VIT Total Return Subaccount (Administrative Class)
    Putnam VT International Equity Subaccount (Class IB)
    Putnam VT Small Cap Value Subaccount (Class IB)
    Van Kampen LIT Comstock Subaccount (Class II)
    VIP Asset Manager SM Subaccount (Initial Class)
    VIP Contrafund(R) Subaccount (Service Class 2)
    VIP Equity - Income Subaccount (Initial Class)
    VIP Growth Subaccount (Initial Class)
    VIP High Income Subaccount (Initial Class)
    VIP Mid Cap Subaccount (Service Class 2)

The operations of the Subaccounts changed as follows during the years ended December 31, 2006 and 2005:

For the year ended December 31, 2006:
-------------------------------------

Name changes:


Old Name                                                                 New Name
--------                                                                 ---------
CitiStreet  Diversified Bond Fund Subaccount                             MetLife Investment Diversified Bond Fund Subaccount
CitiStreet International Stock Fund Subaccount                           MetLife Investment International Stock Fund Subaccount
CitiStreet Large Company Stock Fund Subaccount                           MetLife Investment Large Company Stock Fund Subaccount
CitiStreet Small Company Stock Fund Subaccount                           MetLife Investment Small Company Stock Fund Subaccount
Greenwich Street Appreciation Subaccount                                 LMPVPII Appreciation Subaccount
Greenwich Street Fundamental Value Subaccount                            LMPVPII Fundamental Value Subaccount
Salomon Brothers Variable All Cap Fund Subaccount                        LMPVPI All Cap Subaccount
Salomon Brothers Variable Investors Fund Subaccount                      LMPVPI Investors Subaccount
Salomon Brothers Variable Small Cap Growth Fund Subaccount               LMPVPI Small Cap Growth Subaccount
Smith Barney  Adjustable Rate Income Subaccount                          LMPVPIII Adjustable Rate Income Subaccount
Smith Barney Aggressive Growth Subaccount                                LMPVPIII Aggressive Growth Subaccount
Smith Barney Large Capitalization Growth  Subaccount                     LMPVPIII Large Cap Growth Subaccount
Smith Barney Large Cap Value  Subaccount                                 LMPVPIII Large Cap Value Subaccount
Smith Barney International All Cap Growth  Subaccount                    LMPVPIII International All Cap Growth Subaccount
Social Awareness Stock Subaccount                                        LMPVPIII Social Awareness Stock Subaccount
Mercury Large-Cap Core Subaccount                                        BlackRock Large-Cap Core Subaccount

Mergers:
Old Portfolio                                                            New Portfolio
-------------                                                            --------------
Capital Appreciation Fund (a)                                            Janus Capital Appreciation Fund Portfolio (b)
High Yield Bond Trust (a)                                                Western Asset Management High Yield Bond Portfolio (b)
Managed Assets Trust (a)                                                 Legg Mason Partners Managed Assets Portfolio (b)
Travelers AIM Capital Appreciation Portfolio (a)                         Met/AIM Capital Appreciation Portfolio (b)
Travelers Convertible Securities Portfolio (a)                           Lord Abbett Bond Debenture Portfolio (b)
Travelers Disciplined Mid Cap Stock Portfolio (a)                        Batterymarch Mid Cap Stock Portfolio (b)
Travelers Mercury Large Cap Portfolio (a)                                Mercury Large Cap Core Portfolio (b)
Travelers MFS(R) Value Portfolio (a)                                     MFS(R) Value Portfolio (b)
Travelers Mondrian International Stock Portfolio (a)                     Harris Oakmark International Portfolio (b)
Travelers Pioneer Fund Subaccount Portfolio (a)                          Pioneer Fund Subaccount Portfolio (b)
Travelers Pioneer Mid Cap Value Portfolio (a)                            Pioneer Mid-Cap Portfolio (b)
Travelers Pioneer Strategic Income Portfolio (a)                         Pioneer Strategic Income Portfolio (b)
Travelers Style Focus Small Cap Growth Portfolio (a)                     Met/AIM Small Cap Growth Portfolio (b)
Travelers Style Focus Small Cap Value Portfolio (a)                      Dreman Small-Cap Value Portfolio (b)
Travelers Large Cap Portfolio (a)                                        FI Large Cap Portfolio (b)
Travelers MFS(R) Mid Cap Growth Portfolio (a)                            BlackRock Aggressive Growth Portfolio (b)
Travelers MFS(R) Total Return Portfolio (a)                              MFS(R) Total Return Portfolio (b)
Travelers Salomon Brothers Strategic Total Return Bond                   Western Asset Management Strategic Bond Opportunities
 Portfolio (a)                                                             Portfolio (b)
Travelers Strategic Equity Portfolio (a)                                 FI Large Cap Portfolio (b)
Travelers U.S. Government Securities Portfolio (a)                       Western Asset Management U.S. Government Portfolio (b)
Travelers Managed Allocation Series: Aggressive Portfolio (a)            MetLife Aggressive Allocation Portfolio (b)
Travelers Managed Allocation Series: Moderate Portfolio (a)              MetLife Moderate Allocation Portfolio (b)
Travelers Managed Allocation Series: Moderate-Aggressive Portfolio (a)   MetLife Moderate-Aggressive Allocation Portfolio (b)
Travelers Managed Allocation Series: Moderate-Conservative Portfolio (a) MetLife  Moderate-Conservative  Allocation Portfolio (b)
Travelers Managed Allocation Series: Conservative Portfolio (a)          MetLife Conservative Allocation Portfolio (b)

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

1. BUSINESS -- (Concluded)

     Substitutions:
     Old Portfolio                                            New Portfolio
     -------------                                            -------------
     Delaware VIP REIT Series Portfolio (c)             Neuberger Berman Real  Estate Portfolio (d)
     AllianceBernstein Large Cap Growth Portfolio (c)   T.Rowe Price Large cap Growth Portfolio (d)
     Mutual Shares  Securities Fund Portfolio (c)       Lord Abbett Growth and Income  Portfolio (d)
     Templeton  Growth  Securities Fund  Portfolio (c)  Oppenheimer Global Equity Portfolio (d)
     Lazard Retirement Small Cap Portfolio (e)          Third Avenue Small Cap Value Portfolio (f)

     (c) For the period January 1, 2006 to April 30, 2006
     (d) For the period May 1, 2006 to December 31, 2006
     (e) For the period January 1, 2006 to November 12, 2006
     (f) For the period November 13, 2006 to December 31, 2006

     For the year ended December 31, 2005:
     -------------------------------------

     Additions:
     Travelers AIM Capital Appreciation Portfolio
     Travelers Convertible Securities Portfolio
     Travelers Large Cap Portfolio
     Travelers Managed Allocation Aggressive Portfolio
     Travelers Managed Allocation Conservative Portfolio
     Travelers Managed Allocation Moderate Portfolio
     Travelers Managed Allocation Moderate-Aggressive Portfolio
     Travelers Managed Allocation Moderate-Conservative Portfolio
     Travelers Mercury Large Cap Portfolio
     Travelers Pioneer Mid Cap Value Portfolio
     PIMCO Real Return Portfolio
     Travelers Style Focus Small Cap Growth Portfolio
     Travelers Style Focus Small Cap Value Portfolio

   Not all Subaccounts may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Fund U or shares of Fund U's underlying Subaccounts. It should not be used in connection with any offer except in conjunction with the prospectus for Fund U product(s) offered by the Company and the prospectuses for the underlying Funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund U in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying Fund Subaccounts. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

2. SIGNIFICANT ACCOUNTING POLICIES -- (Concluded)

The operations of Fund U form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986 (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund U. Fund U is not taxed as a "regulated investment company" under Subchapter M of the Code.

Net assets allocated to contracts in the payout period are computed according to the Progressive Annuity Table for the Universal product with an assumed investment return of 3.5% and the Annuity 2000 Table for the Universal Select Product with an assumed investment return of 3%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each Subaccount. Since each Subaccount offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Subaccount for the entire year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and/or annuity unit values:

     - Mortality and Expense Risks assumed by the Company ("M&E")
     - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner ("GMWB")

Below is a table displaying separate account charges with their associated products offered in Fund U for each funding option. The table displays Standard ("S") and Annual Step-Up to age 75 ("SU") Death Benefit ("Dth Ben") designations.


                                                                                  Asset-based Charges
                                                                        -----------------------------------------
                                                                                   Optional Features
                                                                              ------------------------
                                      Dth
     Separate Account Charge (1)      Ben   Product (notes 2-4)            M&E      GMWB      GMWBII     Total
  -------------------------------    ------ -------------------------     ------  --------   ---------  -------
Separate Account Charge 1.25%,
  3.0% AIR                             S     Universal Select Annuity     1.25%                          1.25%
Separate Account Charge 1.25%,
  3.5% AIR                             S     Universal Annuity            1.25%                          1.25%
                                       S     Universal Annuity
                                               Advantage                  1.25%                          1.25%
Separate Account Charge 1.40%,
  3.0% AIR                            SU     Universal Select Annuity     1.40%                          1.40%
Separate Account Charge 1.40%,
  3.5% AIR                            SU     Universal Annuity
                                               Advantage                  1.40%                          1.40%

                                                                                  Asset-based Charges
                                                                       -----------------------------------------
                                                                                   Optional Features
                                                                               ------------------------
                                      Dth
     Separate Account Charge (1)      Ben   Product (notes 2-4)            M&E      GMWB      GMWBII     Total
  ----------------------------------------------------------------     -------------------- --------------------
Separate Account Charge 1.65%,
  3.0% AIR                             S     Universal Select Annuity     1.25%     0.40%                1.65%
Separate Account Charge 1.65%,
  3.5% AIR                             S     Universal Annuity
                                               Advantage                  1.25%     0.40%                1.65%
Separate Account Charge 1.75%,
  3.0% AIR                             S     Universal Select Annuity     1.25%                0.50%     1.75%
Separate Account Charge 1.80%,
  3.0% AIR                            SU     Universal Select Annuity     1.40%     0.40%                1.80%
Separate Account Charge 1.80%,
  3.5% AIR                            SU     Universal Annuity
                                               Advantage                  1.40%     0.40%                1.80%
Separate Account Charge 1.90%,
  3.5% AIR                            SU     Universal Select Annuity     1.40%                0.50%     1.90%

(1) Certain accumulation and annuity unit values may not be available through certain Subaccounts.

(2) A waiver of 0.12% of the M&E charge applies to the Subaccount investing in the BlackRock Bond Income Subaccount (Class A) of the Metropolitan Series Fund, Inc.

(3) A waiver of 0.10% of the M&E charge applies to the Subaccount investing in the BlackRock Money Market Subaccount (Class A) of the Metropolitan Series Fund, Inc.

(4) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Subaccount (Class A) of the Met Investors Series Trust.

(5) A waiver of 0.15% of the M&E charge applies to the Subaccount investing in the Western Asset Management U.S. Government Subaccount (Class A) of the Metropolitan Series Fund, Inc.

A semiannual Administrative Charge (prorated for partial periods) is assessed through the redemption of units and paid to the Company to cover contract administrative charges as follows:


Product                                         Administrative Charge
-----                                           ----------------
Universal Annuity                               $15
Universal Select Annuity                        $15 for contract values less than $60,000
Universal Annuity Advantage                     $15 for contract values less than $60,000

No sales charges are deducted from participant purchase payments when they are received. However, a 5% withdrawal charge, assessed through the redemptionof units, will apply if a participant's purchase payment is withdrawn within five years of its payment date.

If the Variable Liquidity Benefit is selected, there is a surrender charge, in the annuity phase, assessed through the redemption of units. The charge is 5% of the amount withdrawn for the first five years following the initial Purchase Payment.

Participants in the CHART asset allocation program enter into an agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, which provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The annual fee is 1.00% which decreases as a participant's assets increase. Effective February 1, 2006, this program was closed to new participants.

Participants in the Managed Advisory Portfolio Program ("MAPP"), an asset allocation program, enter into an agreement with Tower Square Securities Inc. ("Tower Square"), an affiliate of the Company, which provides asset allocation advice and charges participants an annual fee. The annual fee is 0.80% which decreases as a participant's assets increase. Effective May 1, 2006, MAPP was closed to new plans. Effective July 1, 2006, MAPP was closed to new plan participants in plans in which MAPP was available.

3. CONTRACT CHARGES -- (Concluded)

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $25,670,000 and $24,200,000 of the net assets of Fund U were held on behalf of an affiliate of the Company as of December 31, 2006 and 2005, respectively. Transactions with this affiliate during the years ended December 31, 2006 and 2005, comprised participant purchase payments of approximately $7,275,000 and $1,727,000 and contract surrenders of approximately $7,081,000 and $6,160,000, respectively.

5. STATEMENT OF INVESTMENTS

                                                                                As of and for the period ended December 31, 2006
                                                                             ----------------------------------------------------
INVESTMENTS                                                                   No. of       Market         Cost of     Proceeds
                                                                              Shares        Value        Purchases   from Sales
                                                                              ------      --------       ---------   -----------
Dreyfus Stock Index Fund, Inc. (7.4%)
  Dreyfus Stock Index Subaccount
    Total (Cost $332,316,519)                                                12,564,737  $454,215,259  $ 8,925,174  $ 38,794,091
                                                                             ==========  ============  ===========  ============
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
  AllianceBernstein Large-Cap Growth Subaccount (Class B)
    Total (Cost $0)                                                                  --  $        --   $   352,370  $  4,262,735
                                                                             ==========  ============  ===========  ============
Capital Appreciation Fund (0.0%)
  Capital Appreciation Fund
    Total (Cost $0)                                                                 --   $        --   $22,715,834  $591,866,910
                                                                             ==========  ============  ===========  ============
Delaware VIP Trust (0.0%)
  Delaware VIP REIT Subaccount (Standard Class)
    Total (Cost $0)                                                                 --   $        --   $3,420,422   $ 26,518,986
                                                                             ==========  ============  ===========  ============
Dreyfus Variable Investment Fund (1.0%)
  Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
    Total (Cost $61,265,976)                                                  1,474,382  $ 61,968,280  $ 8,799,548  $  8,647,053
                                                                             ==========  ============  ===========  ============
Franklin Templeton Variable Insurance Products Trust (3.6%)
  FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2)
    (Cost $3,772,998)                                                           211,798  $  4,687,093  $ 1,041,316  $    897,652
  FTVIPT Mutual Shares Securities Subaccount (Class 2) (Cost $0)                    --            --     1,536,740    13,565,503
  FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
    (Cost $16,206,936)                                                        1,535,870    21,179,641    9,565,186     4,419,001
  FTVIPT Templeton Foreign Securities Subaccount (Class 2) (Cost $8,099,684)    530,519     9,931,321    3,737,593       629,865
  FTVIPT Templeton Global Asset Allocation Subaccount (Class 1)
    (Cost $156,328,133)                                                       8,503,928   186,746,258   28,180,619    11,572,669
  FTVIPT Templeton Growth Securities Subaccount-Class 1 Shares (Cost $0)            --            --       603,264   358,059,167
                                                                             ==========  ============  ===========  ============

    Total (Cost $184,407,751)                                                10,782,115  $222,544,313  $44,664,718  $389,143,857
                                                                             ==========  ============  ===========  ============
High Yield Bond Trust (0.0%)
  High Yield Bond Trust
    Total (Cost $0)                                                                 --   $        --   $ 3,870,287   $45,939,667
                                                                             ==========  ============  ===========  ============
Janus Aspen Series (0.7%)
  Janus Aspen International Growth Subaccount (Service Shares)
    Total (Cost $32,945,494)                                                    885,618  $ 44,821,151  $26,096,261   $ 3,434,563
                                                                             ==========  ============  ===========  ============
Lazard Retirement Series, Inc. (0.0%)
  Lazard Retirement Small Cap Subaccount
    Total (Cost $0)                                                                 --   $        --    $2,770,708   $10,877,985
                                                                             ==========  ============  ===========  ============

5. STATEMENT OF INVESTMENTS -- (Continued)

                                                                             As of and for the period ended December 31, 2006 -
                                                                                                     (Continued)
                                                                             ------------------------------------------------------
INVESTMENTS                                                                     No. of     Market       Cost of     Proceeds
                                                                                Shares      Value      Purchases   from Sales
                                                                             ---------------------------------- -------------------
Legg Mason Partners Variable Portfolios I, Inc. (0.7%)
  LMPVPI All Cap Subaccount (Class I) (Cost $20,801,428)                       1,384,542    $27,026,257     $2,394,155  $ 3,786,472
  LMPVPI Investors Subaccount (Class I) (Cost $6,069,723)                        480,084      7,945,388        926,595    1,065,575
  LMPVPI Small Cap Growth Subaccount (Class I) (Cost $6,990,445)                 539,448      7,908,315      2,563,552    1,645,259
                                                                             ----------- -------------- -------------- ------------
    Total (Cost $33,861,596)                                                   2,404,074    $42,879,960     $5,884,302  $ 6,497,306
                                                                             =========== ============== ============== ============

Legg Mason Partners Variable Portfolios II (0.9%)
  LMPVPII Appreciation Subaccount (Cost $8,340,579)                              372,366     $9,960,781     $1,962,817  $   679,553
  LMPVPII Fundamental Value Subaccount (Cost $40,323,503)                      2,088,355     47,593,601      5,049,002    3,721,019
                                                                             ----------- -------------- -------------- ------------
    Total (Cost $48,664,082)                                                   2,460,721    $57,554,382     $7,011,819  $ 4,400,572
                                                                             =========== ============== ============== ============
Legg Mason Partners Variable Portfolios III, Inc. (2.7%)
  LMPVPIII Adjustable Rate Income Subaccount (Cost $1,034,516)                   102,413     $1,011,843     $  604,765  $   330,718
  LMPVPIII Aggressive Growth Subaccount (Cost $48,661,198)                     4,081,388     65,955,230      3,873,758    4,611,061
  LMPVPIII International All Cap Growth Subaccount (Cost $14,685,279)          1,330,708     22,994,626      2,635,289    3,651,858
  LMPVPIII Large Cap Growth Subaccount (Cost $13,032,424)                        973,797     15,356,782        985,499    4,255,329
  LMPVPIII Large Cap Value Subaccount (Cost $19,848,300)                       1,094,595     23,763,656      1,044,194    3,812,745
  LMPVPIII Social Awareness Stock Subaccount (Cost $29,418,874)                1,316,297     35,526,847        855,539    3,704,753
                                                                             ----------- -------------- -------------- ------------
    Total (Cost $126,680,591)                                                  8,899,198   $164,608,984     $9,999,044  $20,366,464
                                                                             =========== ============== ============== ============
Managed Assets Trust (0.0%)
  Managed Assets Trust
    Total (Cost $0)                                                                   --   $         --     $10,434,575 $205,080,284
                                                                             =========== ============== ============== ============
Met Investors Series Trust (28.6%)
  MIST Batterymarch Growth and Income Subaccount (Class A)
    (Cost $443,830,706)                                                       21,406,745   $482,936,173   $492,338,526  $48,941,083
  MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (Cost $51,170,591)      2,539,672     49,345,828     59,943,619    8,176,339
  MIST BlackRock Large-Cap Core Subaccount (Class A) (Cost $1,873,342)           179,885      2,014,710      2,375,919      495,293
  MIST Cyclical Growth & Income EFT Subaccount (Cost $159,471,702)            15,545,876    173,025,600    172,927,065   13,754,957
  MIST Cyclical Growth EFT Subaccount (Cost $182,084,112)                     17,640,069    200,920,391    190,700,833    8,932,656
  MIST Dreman Small-Cap Value Subaccount (Class A) (Cost $1,976,407)             153,907      2,119,305      2,239,141      267,491
  MIST Harris Oakmark International Subaccount (Class A) (Cost $5,204,033)       297,224      5,656,176      5,402,632      198,949
  MIST Janus Capital Appreciation Subaccount (Class A) (Cost $521,088,586)     6,955,098    539,993,781    573,889,519   51,128,290
  MIST Legg Mason Partners Managed Assets Subaccount (Class A)
    (Cost $179,593,978)                                                       10,617,651    191,860,959    196,791,432   17,315,856
  MIST Lord Abbett Bond Debenture Subaccount (Class A) (Cost $1,367,19 9)        112,560      1,408,125      1,719,693      361,469
  MIST Lord Abbett Growth and Income Subaccount (Class B)
    (Cost $13,992,446)                                                           517,779     15,119,157     15,237,972    1,239,042
  MIST Met/AIM Capital Appreciation Subaccount (Class A) (Cost $794,518)          66,487        720,049        868,491       71,858
  MIST Met/AIM Small Cap Growth Subaccount (Class A) (Cost $780,559)              59,275        801,991      1,172,127      371,630
  MIST MFS(R) Value Subaccount (Class A) (Cost $12,660,436)                      930,952     13,256,753     13,206,741      540,792
  MIST Neuberger Berman Real Estate Subaccount (Class A) (Cost $28,984,817)    1,927,352     34,942,895     30,728,748    1,848,416
  MIST Pioneer Fund Subaccount (Class A) (Cost $15,431,057)                    1,145,987     16,765,788     17,460,700    2,044,304
  MIST Pioneer Mid-Cap Value Subaccount (Class A) (Cost $699,392)                 61,082        729,319      1,155,572      442,460
  MIST Pioneer Strategic Income Subaccount (Class A) (Cost $8,487,285)           890,885      8,427,769      8,986,634      510,115
  MIST Third Avenue Small Cap Value Subaccount (Class B) (Cost $9,712,620)       570,375      9,935,938      9,789,533       78,141
                                                                             ----------- -------------- -------------- ------------
    Total (Cost $1,639,203,786)                                               81,618,861 $1,749,980,707 $1,796,934,897 $156,719,141
                                                                             =========== ============== ============== ============
MetLife Investment Funds, Inc. (18.9%)
  MetLife Investment Diversified Bond Subaccount (Class I)
    (Cost $324,460,499)                                                       29,550,211   $345,441,964    $31,265,534  $33,133,458
  MetLife Investment International Stock Subaccount (Class I)
    (Cost $164,498,660)                                                       12,677,778    241,131,336      5,211,519   45,962,801
  MetLife Investment Large Company Stock Subaccount (Class I)
    (Cost $355,459,212)                                                       26,029,441    356,603,335      6,713,268   35,122,299
  MetLife Investment Small Company Stock Subaccount (Class I)
    (Cost $184,209,481)                                                       14,892,658    213,411,785     25,333,175   28,698,174
                                                                             ----------- -------------- -------------- ------------
    Total (Cost $1,028,627,852)                                               83,150,088 $1,156,588,420    $68,523,496 $142,916,732
                                                                             =========== ============== ============== ============


                                                                             As of and for the period ended December 31, 2006 -
                                                                                                     (Continued)
                                                                             --------------------------------------------------
INVESTMENTS                                                                     No. of     Market       Cost of     Proceeds
                                                                                Shares      Value      Purchases   from Sales
                                                                             ----------  ---------    ----------- -------------
Metropolitan Series Fund, Inc. (13.7%)
  MSF BlackRock Aggressive Growth Subaccount (Class D) (Cost $6,562,474)     273,660   $ 6,513,116   $ 7,933,364  $ 1,290,440
  MSF BlackRock Bond Income Subaccount (Class A) (Cost $77,662,917)          750,706    81,534,194    86,324,979    8,874,994
  MSF BlackRock Money Market Subaccount (Class A) (Cost $67,441,468)         674,415    67,441,468    86,851,137   19,409,669
  MSF FI Large Cap Subaccount (Class A) (Cost $64,884,659)                 4,397,939    66,496,832    72,029,752    6,829,654
  MSF MetLife Aggressive Allocation Subaccount (Cost $1,931,196)             167,569     2,051,046     2,136,787      204,963
  MSF MetLife Conservative Allocation Subaccount (Cost $603,563)              58,826       620,022       821,833      221,175
  MSF MetLife Conservative to Moderate Allocation Subaccount
    (Cost $3,004,510)                                                        285,352     3,144,581     3,309,275      315,060
  MSF MetLife Mid Cap Stock Index Subaccount (Class A) (Cost $2,744,506)     192,087     2,812,161     3,460,613      686,355
  MSF MetLife Moderate Allocation Subaccount (Cost $12,559,023)            1,145,443    13,149,682    12,941,847      395,625
  MSF MetLife Moderate to Aggressive Allocation Subaccount
    (Cost $11,705,460)                                                     1,037,657    12,389,623    11,904,171      202,381
  MSF MetLife Stock Index Subaccount (Class A) (Cost $3,287,737)              96,282     3,491,177     3,392,762      105,914
  MSF MFS(R) Total Return Subaccount (Class F) (Cost $111,347,660)           773,810   120,226,900   118,170,385    6,926,419
  MSF Oppenheimer Global Equity Subaccount (Class A) (Cost $321,992,303)  20,405,693   344,039,983   348,806,133   26,220,710
  MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
    (Cost $4,421,843)                                                        314,975     4,784,475     4,960,398      539,105
  MSF Western Asset Management High Yield Bond Subaccount (Class A)
    (Cost $41,193,497)                                                     4,288,681    44,216,297    45,925,738    4,797,715
  MSF Western Asset Management Strategic Bond Opportunities Subaccount
    (Class A) (Cost $1,392,913)                                              115,665     1,455,065      2,022,46      637,511
  MSF Western Asset Management U.S. Government Subaccount
    (Class A) (Cost $62,193,997)                                           5,283,446    64,986,381    70,025,764    7,981,356
                                                                        ------------  ------------  ------------  -----------
    Total (Cost $794,929,726)                                             40,262,206  $839,353,003  $881,017,401  $85,639,046
                                                                        ============  ============  ============  ===========
PIMCO Variable Insurance Trust (0.3%)
  PIMCO VIT Real Return Subaccount (Administrative Class)
    (Cost $1,735,166)                                                        137,839  $  1,644,415  $  1,622,314  $   858,405
  PIMCO VIT Total Return Subaccount (Administrative Class)
    (Cost $15,617,340)                                                     1,505,941    15,240,127     5,379,204    1,431,859
                                                                        ------------  ------------  ------------  -----------

    Total (Cost $17,352,506)                                               1,643,780  $ 16,884,542  $  7,001,518  $ 2,290,264
                                                                        ============  ============  ============  ===========
Putnam Variable Trust (1.4%)
  Putnam VT International Equity Subaccount (Class IB)
    (Cost $5,177,858)                                                        348,000  $  7,182,722  $  2,643,981  $ 1,378,802
  Putnam VT Small Cap Value Subaccount (Class IB)
    (Cost $57,188,507)                                                     3,125,091    75,845,959    13,962,516    4,817,414
                                                                        ------------  ------------  ------------  -----------
    Total (Cost $62,366,365)                                               3,473,091  $ 83,028,681  $ 16,606,497  $ 6,196,216
                                                                        ============  ============  ============  ===========
The Travelers Series Trust (0.0%)
  Travelers AIM Capital Appreciation Subaccount (Cost $0)                         --  $         --  $    344,164  $   473,787
  Travelers Convertible Securities Subaccount (Cost $0)                           --            --       152,312      193,206
  Travelers Disciplined Mid Cap Stock Subaccount (Cost $0)                        --            --    10,274,755   60,953,736
  Travelers Large Cap Subaccount (Cost $0)                                        --            --       340,526      491,129
  Travelers Managed Allocation Series: Aggressive Subaccount
    (Cost $0)                                                                     --            --           114          181
  Travelers Managed Allocation Series: Moderate Subaccount (Cost $0)              --            --         4,322        6,170
  Travelers Managed Allocation Series: Moderate-Aggressive
    Subaccount (Cost $0)                                                          --            --         1,068        3,651
  Travelers Managed Allocation Series: Moderate-Conservative Subaccount
    (Cost $0)                                                                     --            --           232          240
  Travelers Mercury Large Cap Core Subaccount (Cost $0)                           --            --       688,548    1,398,620
  Travelers MFS(R) Mid Cap Growth Subaccount (Cost $0)                            --            --       745,093    7,802,117
  Travelers MFS(R) Total Return Subaccount (Cost $0)                              --            --     4,674,442  119,152,357
  Travelers MFS(R) Value Subaccount (Cost $0)                                     --            --     1,148,185    8,107,252
  Travelers Mondrian International Stock Subaccount (Cost $0)                     --            --       406,417    1,734,845
  Travelers Pioneer Fund Subaccount (Cost $0)                                     --            --       283,758   17,765,675
  Travelers Pioneer Mid Cap Value Subaccount (Cost $0)                            --            --       444,951      854,596
  Travelers Pioneer Strategic Income Subaccount (Cost $0)                         --            --     1,454,800    6,218,733
  Travelers Salomon Brothers Strategic Total Return Bond Subaccount (Cost $0)     --            --       198,439    1,310,118
  Travelers Strategic Equity Subaccount (Cost $0)                                 --            --     3,335,375   74,398,010
  Travelers Style Focus Series: Small Cap Growth Subaccount (Cost $0)             --            --       400,157      467,319
  Travelers Style Focus Series: Small Cap Value Subaccount (Cost $0)              --            --      320,369       475,899
  Travelers U.S. Government Securities Subaccount (Cost $0)                       --            --    5,760,109    73,549,273
                                                                        ------------  ------------  ------------ ------------
    Total (Cost $0)                                                               --  $         --   $30,978,136 $375,356,914
                                                                        ============  ============  ============ ============

5. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                             As of and for the period ended December 31, 2006 -
                                                                                                     (Continued)
                                                                             --------------------------------------------------
INVESTMENTS                                                                     No. of     Market       Cost of     Proceeds
                                                                                Shares      Value      Purchases   from Sales
                                                                             ----------  ---------    ----------- -------------
Van Kampen Life Investment Trust (0.2%)
  Van Kampen LIT Comstock Subaccount (Class II)
    Total (Cost $11,133,599)                                                 868,792    $ 12,771,245  $  2,805,836    $  1,907,494
                                                                          ==========  ==============  ============    ============
Variable Insurance Products Fund (19.9%)
  VIP Asset Manager SM Subaccount (Initial Class) (Cost $182,624,412)     12,129,644    $190,556,706  $  5,642,841    $  7,247,350
  VIP Contrafund(R) Subaccount (Service Class 2) (Cost $58,795,527)        2,070,581      64,415,781    27,937,589       1,296,963
  VIP Equity-Income Subaccount (Initial Class) (Cost $310,978,347)        14,732,633     385,994,996    58,522,803      32,378,335
  VIP Growth Subaccount (Initial Class) (Cost $416,419,873)               12,504,388     448,532,414     2,105,994      60,308,005
  VIP High Income Subaccount (Initial Class) (Cost $42,468,743)            5,901,781      37,476,308     5,750,754       7,996,361
  VIP Mid Cap Subaccount (Service Class 2) (Cost $77,499,587)              2,797,458      95,812,937    29,157,663       4,443,535
                                                                          ----------  --------------  ------------    ------------
    Total (Cost $1,088,786,489)                                           50,136,485  $1,222,789,142  $129,117,644    $133,670,549
                                                                          ==========  ==============  ============    ============


   The accompanying notes are an integral part of these financial statements.

6. FINANCIAL HIGHLIGHTS

                                    Year               Unit Value        Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                    Ended    Units      Lowest to      Assets      Income         Lowest to           Lowest to
                                   Dec 31   (000s)     Highest ($)     ($000s)   Ratio (%)       Highest (%)         Highest (%)
                                  --------  ------     -----------      ------   ----------     --------------       -----------
Dreyfus Stock Index Fund, Inc.
  Dreyfus Stock Index Subaccount    2006   126,362     1.259-3.605    454,157       1.66          1.25-1.65       10.36-14.05
                                    2005   135,730     1.108-3.161    428,328       1.61          1.25-1.65         3.40-6.52
                                    2004   143,469     1.077-3.057    438,544       1.81               1.25         0.56-9.30
                                    2003   149,014           2.797    416,863       1.50               1.25             26.73
                                    2002   153,048           2.207    337,727       1.34               1.25            (23.31)
AllianceBernstein Variable Products
Series Fund, Inc.
  AllianceBernstein Large-Cap
    Growth Subaccount (Class B)     2006        --     0.848-1.217         --         --          1.25-1.40      (2.01)-(1.85)
                                    2005     4,525     0.864-1.241      3,912         --          1.25-1.40       13.39-27.67
                                    2004     3,708           0.762      2,825         --               1.25              7.02
                                    2003     2,865           0.712      2,040         --               1.25             21.71
                                    2002     2,556           0.585      1,494         --               1.25            (31.66)
Capital Appreciation Fund
  Capital Appreciation Fund         2006        --     1.311-6.655         --         --          1.25-1.65      (1.13)-(0.89)
                                    2005    91,570     1.326-6.718    593,685         --          1.25-1.65        2.75-20.59
                                    2004    98,776     5.550-5.755    549,166         --               1.25       18.05-18.06
                                    2003   108,313     4.701-4.875    510,232       0.05               1.25       23.35-23.36
                                    2002   120,205     3.811-3.952    459,111       1.54               1.25    (26.02)-(26.01)
Delaware VIP Trust
  Delaware VIP REIT Subaccount
    (Standard Class)                2006        --    1.542-2.277          --       2.39          1.25-1.65       30.46-31.05
                                    2005    13,391    1.182-1.739      23,217       1.78          1.25-1.65        5.84-13.95
                                    2004    11,119    1.144-1.643      18,264       1.88               1.25        0.70-29.78
                                    2003     4,406          1.266       5,578         --               1.25             26.60
Dreyfus Variable Investment Fund
  Dreyfus VIF Developing Leaders
    Subaccount (Initial Shares)     2006    46,675    1.131-1.328      61,957       0.40          1.25-1.65         2.04-2.55
                                    2005    50,330    1.108-1.295      65,195         --          1.25-1.65       (0.88)-9.41
                                    2004    52,507          1.240      65,097       0.20               1.25             10.03
                                    2003    50,883          1.127      57,369       0.03               1.25             29.99
                                    2002    47,369          0.867      41,064       0.04               1.25            (20.09)
Franklin Templeton Variable
  Insurance
Products Trust
  FTVIPT Franklin Small-Mid
   Cap Growth
    Securities Subaccount (Class 2) 2006     4,318    1.085-1.224       4,686         --               1.25         7.32-7.37
                                    2005     4,149    1.011-1.140       4,194         --               1.25         3.48-7.04
                                    2004     3,984          0.977       3,890         --               1.25             10.15
                                    2003     3,061          0.887       2,715         --               1.25             35.63
                                    2002     1,397          0.654         914       0.25               1.25            (29.60)
  FTVIPT Mutual Shares Securities
    Subaccount (Class 2)            2006        --    1.357-1.704          --         --          1.25-1.80       16.28-16.88
                                    2005     7,662    1.167-1.458      11,147       0.90          1.25-1.80         0.78-9.88
                                    2004     3,734          1.335       4,985       0.81               1.25             11.25
                                    2003     1,487          1.200       1,785       0.12               1.25             20.00
  FTVIPT Templeton Developing
   Markets
    Securities Subaccount
   (Class 2)                        2006    10,824    1.758-1.958      21,177       1.11          1.25-1.65       26.02-26.51
                                    2005     7,894    1.395-1.548      12,211       1.08          1.25-1.65        7.31-25.85
                                    2004       846          1.230       1,041       0.17               1.25             23.00

                                    Year               Unit Value        Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                    Ended    Units      Lowest to      Assets      Income         Lowest to           Lowest to
                                   Dec 31   (000s)     Highest ($)     ($000s)   Ratio (%)       Highest (%)         Highest (%)
                                  --------  ------     -----------      ------   ----------     --------------       -----------
Franklin Templeton Variable
Insurance Products
 Trust - (Continued)
  FTVIPT Templeton
  Foreign Securities
    Subaccount (Class 2)            2006     6,601    1.432-1.505       9,930      1.24          1.25-1.80          8.86-20.02
                                    2005     4,295    1.201-1.254       5,386      1.13          1.25-1.80          1.78-11.65
                                    2004     1,035          1.153       1,193      0.05               1.25               15.30
  FTVIPT Templeton Global Asset
    Allocation Subaccount (Class 1) 2006    46,145    1.362-4.060     186,726      7.22          1.25-1.65         19.37-19.91
                                    2005    47,260    1.138-3.386     159,772      3.93          1.25-1.65           2.57-5.18
                                    2004    50,673          3.301     167,292      2.99               1.25               14.50
                                    2003    53,977          2.883     155,637      2.79               1.25               30.63
                                    2002    59,226          2.207     130,685      1.97               1.25               (5.32)
  FTVIPT Templeton Growth Securities
    Subaccount-Class 1 Shares       2006        --    1.368-4.461          --        --          1.25-1.65        16.33 -16.78
                                    2005    85,645    1.176-3.820     326,986      1.23          1.25-1.65         5.09 -10.18
                                    2004    92,328          3.547     327,448      1.27               1.25               14.83
                                    2003    97,404          3.089     300,901      1.68               1.25               30.95
                                    2002   107,999          2.359     254,721      2.39               1.25              (19.32)
High Yield Bond Trust
  High Yield Bond Trust             2006        --    1.055-5.591          --      6.49          1.25-1.65           2.22-2.40
                                    2005     8,186    1.032-5.462      43,960      0.01          1.25-1.65         (0.86)-3.17
                                    2004     8,760    5.402-5.458      47,379      6.79               1.25                7.40
                                    2003     9,377    5.030-5.082      47,226      8.09               1.25         27.53-27.54
                                    2002     8,053    3.944-3.985      31,792     14.68               1.25           3.29-3.30
Janus Aspen Series
  Janus Aspen International Growth
    Subaccount (Service Shares)     2006    24,929    1.797-2.195      44,816      2.00          1.25-1.65          7.41-44.80
                                    2005    10,024    1.241-1.516      12,441      1.22               1.25         30.36-33.92
                                    2004     5,365          0.952       5,108      0.91               1.25               17.24
                                    2003     3,558          0.812       2,890      1.10               1.25               32.90
                                    2002     1,993          0.611       1,218      0.69               1.25              (26.74)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap
    Subaccount                      2006        --    1.271-1.754          --        --               1.25               12.58
                                    2005     4,964    1.129-1.558       7,729        --               1.25           2.70-6.11
                                    2004     4,056          1.517       6,154        --               1.25               13.46
                                    2003     1,896          1.337       2,535        --               1.25               33.70
Legg Mason Partners Variable
Portfolios I, Inc.
  LMPVPI All Cap Subaccount
    (Class I)                       2006    21,951    1.231-1.287      27,024      1.34               1.25               16.68
                                    2005    24,056    1.055-1.103      25,388      0.84               1.25           2.73-5.75
                                    2004    26,498          1.027      27,217      0.56               1.25                6.98
                                    2003    23,366          0.960      22,436      0.31               1.25               37.34
                                    2002    16,641          0.699      11,637      0.46               1.25              (26.03)
  LMPVPI Investors Subaccount
    (Class I)                       2006     6,512     1.219-1.31      57,936      1.64               1.25         16.76-16.79
                                    2005     6,821     1.044-1.12      67,117      1.21               1.25           5.24-7.24
                                    2004     6,899          0.992       6,843      1.60               1.25                9.01
                                    2003     5,708          0.910       5,194      1.66               1.25               30.75
                                    2002     4,408          0.696       3,069      1.41               1.25              (24.02)
  LMPVPI Small Cap Growth
    Subaccount (Class I)            2006     6,545    1.207-1.347       7,907        --          1.25-1.65         10.88-11.35
                                    2005     6,045    1.084-1.210       6,557        --          1.25-1.65          2.64-15.51
                                    2004     6,387          1.047       6,685        --               1.25               13.68
                                    2003     5,518          0.921       5,080        --               1.25               47.12
                                    2002     1,495          0.626         936        --               1.25              (35.53)



                                          Year               Unit Value      Net   Investment(1) Expense Ratio(2)  Total Return(3)
                                          Ended    Units      Lowest to    Assets     Income       Lowest to        Lowest to
                                         Dec 31   (000s)     Highest ($)   ($000s)   Ratio (%)    Highest (%)      Highest (%)
                                         ------   ------     -----------   -------  -----------  -------------    -------------
Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount         2006     7,627    1.236 - 1.306    9,960     1.19       1.25 - 1.40     13.19 - 13.37
                                          2005     6,775    1.092 - 1.152    7,805     0.96       1.25 - 1.40       2.95 - 7.69
                                          2004     5,139            1.119    5,749     1.41              1.25              7.49
                                          2003     2,887            1.041    3,006     1.01              1.25             23.05
                                          2002       877            0.846      742     2.56              1.25            (15.40)
  LMPVPII Fundamental Value
    Subaccount                            2006    38,043    1.251 - 1.281   47,587     1.65       1.25 - 1.65      7.52 - 15.41
                                          2005    38,670    1.084 - 1.111   41,934     0.96       1.25 - 1.65      2.60 - 11.22
                                          2004    38,937            1.048   40,803     0.72              1.25              6.83
                                          2003    30,790            0.981   30,191     0.74              1.25             37.01
                                          2002    21,691            0.716   15,534     1.27              1.25            (22.26)
Legg Mason Partners Variable
Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income
    Subaccount                            2006       975    1.038 - 1.039    1,012      5.35             1.25              2.77
                                          2005       741    1.010 - 1.011      749                       4.16  1.25 0.60 - 1.10
                                          2004       320            0.999      320      1.60             1.25             (0.10)
                                          2003        37            1.000       37      0.71             1.25                --
  LMPVPIII Aggressive Growth
    Subaccount                            2006    61,313    1.075 - 1.290   65,947        --      1.25 - 1.65       6.95 - 7.41
                                          2005    61,332    1.001 - 1.201   61,385        --      1.25 - 1.65     10.24 - 19.50
                                          2004    59,276    0.908 - 1.089   53,799        --             1.25       1.02 - 8.61
                                          2003    46,836            0.836   39,149        --             1.25             32.91
                                          2002    26,372            0.629   16,593        --             1.25            (33.51)
  LMPVPIII International All Cap
    Growth Subaccount                     2006    13,071            1.759   22,993      2.12             1.25             24.31
                                          2005    14,134            1.415   20,004      1.36             1.25             10.29
                                          2004    15,470            1.283   19,844      0.94             1.25             16.42
                                          2003    16,482            1.102   18,163      1.10             1.25             25.94
                                          2002    17,422            0.875   15,251      0.94             1.25            (26.66)
  LMPVPIII Large Cap Growth
    Subaccount                            2006    14,672    1.047 - 1.175   15,355      0.15      1.25 - 1.65       3.07 - 5.41
                                          2005    17,805    1.013 - 1.140   18,039      0.13      1.25 - 1.40       3.90 - 9.30
                                          2004    19,869            0.975   19,371      0.36             1.25             (0.91)
                                          2003    16,497            0.984   16,228      0.04             1.25             45.78
                                          2002     2,527            0.675    1,705      0.51             1.25            (25.66)
  LMPVPIII Large Cap Value
    Subaccount                            2006     9,530            2.493   23,760      1.22             1.25             16.77
                                          2005    10,927            2.135   23,323      1.59             1.25              5.17
                                          2004    12,122            2.030   24,602      1.89             1.25              9.26
                                          2003    12,794            1.858   23,766      1.77             1.25             26.05
                                          2002    13,429            1.474   19,795      3.70             1.25            (26.34)
  LMPVPIII Social Awareness
    Stock Subaccount                      2006    12,310    1.218 - 2.891   35,522      0.52             1.25       6.28 - 6.36
                                          2005    13,263    1.146 - 2.718   36,023      0.71             1.25       3.07 - 3.15
                                          2004    14,427    1.111 - 2.637   38,036      0.74             1.25       2.21 - 4.93
                                          2003    15,328            2.513   38,519      0.55             1.25             27.24
                                          2002    15,984            1.975   31,566      0.86             1.25            (25.78)
Managed Assets Trust
  Managed Assets Trust                    2006        --    1.111 - 6.143       --      2.18      1.25 - 1.65       0.72 - 3.32
                                          2005    35,605    1.077 - 5.947  197,589      0.02      1.25 - 1.65       0.74 - 3.56
                                          2004    40,275    5.387 - 5.799  218,262      2.31             1.25       8.06 - 8.09
                                          2003    43,669    4.985 - 5.365  219,039      2.58             1.25     20.47 - 20.48
                                          2002    46,383    4.138 - 4.453  193,210      6.10             1.25    (9.75) - (9.73)

6. FINANCIAL HIGHLIGHTS -- (Continued)


                                          Year               Unit Value      Net   Investment(1) Expense Ratio(2) Total Return(3)
                                          Ended    Units      Lowest to    Assets     Income       Lowest to        Lowest to
                                         Dec 31   (000s)     Highest ($)   ($000s)   Ratio (%)    Highest (%)      Highest (%)
                                         ------   ------     -----------   -------  -----------  -------------    -------------
Met Investors Series Trust
  MIST Batterymarch Growth and Income
    Subaccount (Class A)                  2006    21,299   1.268 - 23.727  482,879       --       1.00 - 1.65       7.55 - 8.09
  MIST Batterymarch Mid-Cap
    Stock Subaccount (Class A)            2006    26,053    1.282 - 1.895   49,337       --       1.25 - 1.40    (4.68) - (4.50)
  MIST BlackRock Large-Cap Core
    Subaccount (Class A)                  2006     1,580    1.264 - 1.275    2,014       --       1.25 - 1.80       5.77 - 6.07
  MIST Cyclical Growth & Income
    EFT Subaccount                        2006   158,710           1.0901   73,013     1.47              1.25              9.00
  MIST Cyclical Growth EFT
    Subaccount                            2006   181,207            1.109  200,905     1.09              1.25             10.90
  MIST Dreman Small-Cap Value
    Subaccount (Class A)                  2006     1,505    1.399 - 1.408    2,119     0.86       1.25 - 1.65      6.83 - 12.37
  MIST Harris Oakmark International
    Subaccount (Class A)                  2006     3,604    1.493 - 1.569    5,655       --       1.21 - 1.61     10.18 - 10.47
  MIST Janus Capital Appreciation
    Subaccount (Class A)                  2006    81,897    1.344 - 6.839  539,915       --       1.25 - 1.65       2.48 - 2.77
  MIST Legg Mason Partners Managed
    Assets Subaccount (Class A)           2006    31,625    1.174 - 6.508  191,830       --       1.25 - 1.65       5.65 - 5.97
  MIST Lord Abbett Bond Debenture
    Subaccount (Class A)                  2006     1,214    1.153 - 1.160    1,408       --       1.25 - 1.65       4.63 - 5.07
  MIST Lord Abbett Growth and Income
    Subaccount (Class B)                  2006    14,016   1.074 - 1.0781    5,114       --       1.25 - 1.80       7.29 - 7.69
  MIST Met/AIM Capital Appreciation
    Subaccount (Class A)                  2006       596    1.200 - 1.208      720     0.21       1.25 - 1.65    (1.23) - (0.98)
  MIST Met/AIM Small Cap Growth
    Subaccount (Class A)                  2006       606            1.322      802       --              1.25             (0.53)
  MIST MFS(R) Value Subaccount
    (Class A)                             2006     9,368    1.353 - 1.415   13,255     1.55       1.25 - 1.65     10.42 - 10.76
  MIST Neuberger Berman Real Estate
    Subaccount (Class A)                  2006    28,569    1.220 - 1.223   34,938       --       1.25 - 1.65     21.64 - 21.93
  MIST Pioneer Fund Subaccount
    (Class A)                             2006     8,347    1.304 - 2.009   16,763       --              1.25       7.77 - 7.78
  MIST Pioneer Mid-Cap Value
    Subaccount (Class A)                  2006       643    1.131 - 1.134      729     0.26       1.25 - 1.40       5.41 - 5.49
  MIST Pioneer Strategic Income
    Subaccount (Class A)                  2006     5,356    1.116 - 1.579    8,426     5.46       1.25 - 1.40       3.72 - 3.88
  MIST Third Avenue Small Ca
     Value Subaccount (Class B)            2006    5,548    1.298 - 1.792    9,934       --              1.25       2.12 - 2.17
MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond
    Subaccount (Class I)                  2006   175,504    1.043 - 1.972  345,416     4.06       1.25 - 1.40       2.86 - 3.05
                                          2005   181,335    1.014 - 1.914  346,717     3.28       1.25 - 1.40       0.79 - 2.11
                                          2004   185,980    1.008 - 1.899  353,096     3.36              1.25       0.20 - 3.38
                                          2003   181,300            1.837  333,057     4.03              1.25              4.26
                                          2002   202,597            1.762  356,924     4.10              1.25              7.64
  MetLife Investment International
    Stock Subaccount (Class I)            2006    91,641    1.592 - 2.634  241,113     1.80       1.25 - 1.40     24.76 - 24.96
                                          2005   109,499    1.276 - 2.108  230,668     1.31       1.25 - 1.40     13.20 - 13.83
                                          2004   120,929    1.129 - 1.862  225,110     1.34              1.25    (0.18) - 13.47
                                          2003   133,441            1.641  219,019     0.78              1.25             28.40
                                          2002   157,091            1.278  200,753     0.61              1.25            (23.29)

                                          Year               Unit Value      Net   Investment(1) Expense Ratio(2)  Total Return(3)
                                          Ended    Units      Lowest to    Assets     Income       Lowest to         Lowest to
                                         Dec 31   (000s)     Highest ($)   ($000s)   Ratio (%)    Highest (%)       Highest (%)
                                         ------   ------     -----------   -------  -----------  -------------     --------------
MetLife Investment Funds, Inc. -- (Continued)
  MetLife Investment Large Company
    Stock Subaccount (Class I)            2006   172,829    1.270 - 2.065  356,576     0.95       1.25 - 1.40     11.01 - 11.17
                                          2005   186,965    1.144 - 1.858  347,116     1.11       1.25 - 1.40      5.33 - 10.96
                                          2004   199,733    1.088 - 1.763  352,169     0.83              1.25     (0.09) - 8.69
                                          2003   208,253            1.622  337,893     0.70              1.25             26.52
                                          2002   203,064            1.282  260,336     0.65              1.25            (23.83)
  MetLife Investment Small Company
    Stock Subaccount (Class I)            2006    72,655    1.322 - 2.941  213,395     0.13       1.25 - 1.65     11.77 - 12.25
                                          2005    81,647    1.180 - 2.620  213,780     0.11       1.25 - 1.65      5.90 - 16.26
                                          2004    89,122    1.128 - 2.474  220,449     0.11              1.25    (0.27) - 13.54
                                          2003    98,738            2.179  215,162     0.13              1.25             41.31
                                          2002    93,220            1.542  143,775     0.52              1.25            (24.67)
Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth
    Subaccount (Class D)                  2006    10,316    0.631 - 1.192    6,512       --       1.25 - 1.65    (2.40) - (2.17)
  MSF BlackRock Bond Income
    Subaccount (Class A)                  2006    78,084    1.044 - 1.045   81,518       --       0.88 - 1.13       4.30 - 4.40
  MSF BlackRock Money Market
    Subaccount (Class A)                  2006    65,692    1.025 - 1.028   67,387     3.29       0.90 - 1.30       2.50 - 2.80
  MSF FI Large Cap Subaccount
    (Class A)                             2006    58,724            1.132   66,486       --              1.25              1.62
  MSF MetLife Aggressive Allocation
    Subaccount (Class B)                  2006     1,825            1.124    2,051     0.19              1.25      5.44 - 12.40
  MSF MetLife Conservative Allocation
    Subaccount (Class B)                  2006       590            1.051      620     1.69              1.25              5.10
  MSF MetLife Conservative to Moderate
    Allocation Subaccount (Class B)       2006     2,953            1.064    3,144     0.23              1.25       4.62 - 6.40
  MSF MetLife Mid Cap Stock Index
    Subaccount (Class A)                  2006     2,799            1.005    2,812       --              1.25              0.10
  MSF MetLife Moderate Allocation
    Subaccount (Class B)                  2006    12,224    1.072 - 1.076   13,149     0.23       1.25 - 1.65       5.40 - 9.95
  MSF MetLife Moderate to Aggressive
    Allocation Subaccount (Class B)       2006    11,222            1.104   12,389     0.24              1.25      9.52 - 10.40
  MSF MetLife Stock Index Subaccount
    (Class A)                             2006     3,216            1.086    3,491       --              1.25              8.49
  MSF MFS(R) Total Return Subaccount
    (Class F)                             2006    43,900    1.181 - 2.767  120,203       --       1.25 - 1.65       6.78 - 7.16
  MSF Oppenheimer Global Equity
    Subaccount (Class A)                  2006   326,130    1.052 - 1.055  343,999       --       1.24 - 1.64       5.62 - 5.92
  MSF T. Rowe Price Large Cap
    Growth Subaccount (Class B)           2006     4,466    1.070 - 1.071    4,784       --       1.25 - 1.40       7.21 - 7.31
  MSF Western Asset Management High
    Yield Bond Subaccount (Class A)       2006     7,594    1.120 - 5.954   44,211       --       1.25 - 1.65       6.16 - 6.49
  MSF Western Asset Management
    Strategic Bond Opportunities
    Subaccount (Class A)                  2006       723            2.013    1,455       --              1.25              4.46
  MSF Western Asset Management U.S.
    Government Subaccount (Class A)       2006    29,494    1.037 - 2.205   64,980       --       1.10 - 1.25       3.68 - 3.77
PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount
    (Administrative Class)                2006     1,658    0.989 - 0.991    1,644     4.30       1.25 - 1.40    (0.70) - (0.60)
                                          2005       970    0.996 - 0.997      967     2.14       1.25 - 1.40    (1.29) - (0.30)

                                          Year               Unit Value      Net   Investment(1) Expense Ratio(2)  Total Return(3)
                                          Ended    Units      Lowest to    Assets     Income       Lowest to         Lowest to
                                         Dec 31   (000s)     Highest ($)   ($000s)   Ratio (%)    Highest (%)        Highest (%)
                                         ------   ------     -----------   -------  -----------  -------------     -------------
PIMCO Variable Insurance Trust -- (Continued)
  PIMCO VIT Total Return Subaccount
    (Administrative Class)                2006    14,025    1.037 - 1.087   15,237     4.43       1.25 - 1.65       2.16 - 2.55
                                          2005    10,806    1.015 - 1.060   11,449     3.52       1.25 - 1.65       0.30 - 1.50
                                          2004     5,879            1.047    6,158     1.91              1.25              3.56
                                          2003     2,400            1.011    2,427     1.66              1.25              1.10
  Putnam VT International Equity
    Subaccount (Class IB)                 2006     5,055            1.421    7,182     0.55              1.25             26.20
                                          2005     4,078            1.126    4,593     1.43              1.25             10.83
                                          2004     3,869            1.016    3,932     1.36              1.25             14.67
                                          2003     3,592            0.886    3,182     0.77              1.25             26.93
                                          2002     2,780            0.698    1,940     0.64              1.25           (18.65)
  Putnam VT Small Cap Value
    Subaccount (Class IB)                 2006    38,305    1.381 - 1.984   75,834     0.31       1.25 - 1.65     15.39 - 15.82
                                          2005    36,661    1.194 - 1.713   62,705     0.17       1.25 - 1.65      5.74 - 14.37
                                          2004    33,662            1.620   54,536     0.33              1.25             24.62
                                          2003    27,307            1.300   35,491     0.32              1.25             47.90
                                          2002    23,342            0.879   20,527     0.16              1.25            (19.36)
The Travelers Series Trust
  Travelers AIM Capital Appreciation
    Subaccount                            2006        --    1.215 - 1.220       --       --       1.25 - 1.65       6.49 - 6.64
                                          2005       103    1.141 - 1.144      118     0.49       1.25 - 1.65    (1.04) - 14.40
  Travelers Convertible Securities
    Subaccount                            2006        --    1.103 - 1.104       --     1.11       1.25 - 1.40              6.67
                                          2005        37    1.034 - 1.035       39     4.95       1.25 - 1.40       1.37 - 3.60
  Travelers Disciplined Mid Cap
    Stock Subaccount                      2006        --    1.345 - 1.985       --     0.55       1.25 - 1.40       9.26 - 9.37
                                          2005    30,226    1.231 - 1.815   54,861       --       1.25 - 1.40      3.51 - 15.56
                                          2004    31,510            1.635   51,518     0.29              1.25             14.98
                                          2003    30,484            1.422   43,340     0.32              1.25             32.16
                                          2002    29,243            1.076   31,472     0.56              1.25            (15.41)

  Travelers Large Cap Subaccount          2006        --            1.114       --     0.57              1.25              3.15
                                          2005       155            1.080      167       --              1.25       4.65 - 8.00
  Travelers Managed Allocation Series:
    Aggressive Subaccount                 2006        --            1.100       --     2.36              1.25              6.38
                                          2005        --            1.034       --       --              1.25              3.40
  Travelers Managed Allocation Series:
    Moderate Subaccount                   2006        --    1.070 - 1.071       --     4.35       1.25 - 1.40       3.58 - 3.68
                                          2005         2            1.033        2     1.42       1.25 - 1.40       2.79 - 3.30
  Travelers Managed Allocation Series:
    Moderate-Aggressive Subaccount        2006        --            1.088       --     2.34              1.25              4.51
                                          2005         3            1.041        3     0.58              1.25              4.10
  Travelers Managed Allocation Series:
    Moderate-Conservative Subaccount      2006        --            1.044       --     8.74              1.25              2.05
                                          2005        --            1.023       --     0.64              1.25              2.30
  Travelers Mercury Large Cap Core
    Subaccount                            2006        --    1.195 - 1.202       --     0.28       1.25 - 1.80     (1.40) - 6.37
                                          2005       618    1.126 - 1.130      698       --       1.25 - 1.80    (1.23) - 13.00
  Travelers MFS(R) Mid Cap Growth
    Subaccount                            2006        --    0.645 - 1.219       --       --       1.25 - 1.65       0.42 - 6.00
                                          2005    11,495    0.609 - 1.150    6,998       --       1.25 - 1.40      1.84 - 14.51
                                          2004    12,782            0.598    7,644       --              1.25             12.62
                                          2003    11,788            0.531    6,256       --              1.25             35.46
                                          2002     5,435            0.392    2,131       --              1.25            (49.48)

                                          Year               Unit Value      Net   Investment(1) Expense Ratio(2)  Total Return(3)
                                          Ended    Units      Lowest to    Assets     Income        Lowest to        Lowest to
                                         Dec 31   (000s)     Highest ($)   ($000s)   Ratio (%)     Highest (%)      Highest (%)
                                         ------   ------     -----------   -------  -----------  -------------     -------------
The Travelers Series Trust -- (Continued)
  Travelers MFS(R) Total Return
    Subaccount                            2006        --    1.106 - 2.582    --        1.33       1.25 - 1.65       3.16 - 3.43
                                          2005    45,719    1.071 - 2.498  113,415     2.25       1.25 - 1.65       1.67 - 3.66
                                          2004    42,102            2.457  103,456     2.80              1.25             10.08
                                          2003    39,725            2.232   88,676     2.36              1.25             15.05
                                          2002    37,931            1.940   73,571     6.32              1.25             (6.42)

  Travelers MFS(R) Value Subaccount       2006        --    1.225 - 1.278       --       --       1.25 - 1.65     (0.08) - 8.21
                                          2005     5,439    1.149 - 1.181    6,422     1.61       1.25 - 1.40       1.50 - 7.37
                                          2004     1,087            1.123    1,221     3.51              1.25             12.30
  Travelers Mondrian International
    Stock Subaccount                      2006        --    1.355 - 1.421       --     3.93       1.25 - 1.65      1.80 - 15.06
                                          2005     1,007    1.183 - 1.235    1,243     0.06       1.25 - 1.40       2.25 - 8.14
                                          2004       448            1.142      511     4.03              1.25             14.20

  Travelers Pioneer Fund Subaccount       2006        --    1.210 - 1.864       --     1.02              1.25       6.21 - 6.23
                                          2005     9,444    1.139 - 1.755   16,567       --              1.25       4.71 - 6.65
                                          2004    10,276            1.676   17,225     0.88              1.25              9.76
                                          2003    11,577            1.527   17,682     1.45              1.25             22.26
                                          2002    12,848            1.249   16,052     6.46              1.25            (31.11)
  Travelers Pioneer Mid Cap Value
     Subaccount                           2006        --    1.073 - 1.075      --        --       1.25 - 1.40       3.76 - 5.39
                                          2005       374    1.019 - 1.020      381     0.40       1.25 - 1.40       2.00 - 2.41
  Travelers Pioneer Strategic Income
    Subaccount                            2006        --    1.076 - 1.520       --       --       1.25 - 1.40       1.03 - 1.11
                                          2005     3,127    1.065 - 1.504    4,685     7.15       1.25 - 1.40     (0.84) - 2.38
                                          2004       259            1.469      380    24.74              1.25              8.98
                                          2003        --            1.348       --       --              1.25                --
                                          2002        --            1.348       --       --              1.25              4.58
  Travelers Salomon Brothers Strategic
    Total Return Bond Subaccount          2006        --            1.927       --     2.18              1.25             (1.43)
                                          2005       587            1.955    1,148     4.05              1.25              1.03
                                          2004       498            1.935      964     6.60              1.25              4.99
                                          2003       365            1.843      673     7.15              1.25             11.97
                                          2002       274            1.646      452     9.98              1.25              6.95
  Travelers Strategic Equity
    Subaccount                            2006        --    1.149 - 2.366       --     0.36              1.25       4.45 - 4.46
                                          2005    31,246    1.100 - 2.265   70,763     0.59              1.25      0.80 - 10.11
                                          2004    34,952            2.247   78,553     1.39              1.25              8.81
                                          2003    38,380            2.065   79,237       --              1.25             30.94
                                          2002    40,015            1.577   63,111     0.58              1.25            (34.40)
  Travelers Style Focus Series:
    Small Cap Growth Subaccount           2006        --            1.329       --     0.02              1.25      9.29 - 15.26
                                          2005        51            1.153       59       --              1.25             15.30
  Travelers Style Focus Series:
    Small Cap Value Subaccount            2006        --            1.318       --     0.01              1.25             14.81
                                          2005       108            1.148      123     0.48              1.25    (1.54) - 14.80
  Travelers U.S. Government
    Securities Subaccount                 2006        --    1.000 - 2.126       --     5.80       1.25 - 1.40    (3.57) - (3.45)
                                          2005    34,210    1.037 - 2.203   75,331       --       1.25 - 1.40       0.39 - 3.04
                                          2004    37,208            2.138   79,542     4.20              1.25              4.80
                                          2003    44,869            2.040   91,518     4.23              1.25              1.49
                                          2002    57,617            2.010  115,815     8.70              1.25             12.23

6. FINANCIAL HIGHLIGHTS -- (Concluded)

                                          Year               Unit Value      Net   Investment(1) Expense Ratio(2)  Total Return(3)
                                          Ended    Units      Lowest to    Assets     Income        Lowest to        Lowest to
                                         Dec 31   (000s)     Highest ($)   ($000s)   Ratio (%)     Highest (%)      Highest (%)
                                         ------   ------     -----------   -------  -----------  -------------    -------------
Van Kampen Life Investment Trust
  Van Kampen LIT Comstock
    Subaccount (Class II)                 2006     7,478    1.264 - 1.712   12,769     1.25       1.25 - 1.65     10.88 - 14.59
                                          2005     7,330    1.126 - 1.494   10,925     0.72       1.25 - 1.65       0.90 - 4.14
                                          2004     3,260            1.453    4,737     0.63              1.25             15.96
                                          2003     1,507            1.253    1,888       --              1.25             25.30
Variable Insurance Products Fund
  VIP Asset Manager SM Subaccount
    (Initial Class)                       2006    75,975    1.128 - 2.508  190,536     2.76       1.25 - 1.65       1.17 - 5.99
                                          2005    86,165    1.069 - 2.367  203,901     2.80              1.25       2.78 - 2.79
                                          2004   100,168    1.040 - 2.303  230,702     2.79              1.25       0.29 - 4.16
                                          2003   112,404            2.211  248,544     3.66              1.25             16.49
                                          2002   123,598            1.898  234,563     4.15              1.25             (9.83)
  VIP Contrafund(R) Subaccount
    (Service Class 2)                     2006    36,076    1.362 - 1.790   64,399     1.06       1.25 - 1.80      9.49 - 10.09
                                          2005    23,258    1.244 - 1.626   37,743     0.09       1.25 - 1.80    (0.96) - 18.67
                                          2004    10,199            1.412   14,397     0.12              1.25             13.78
                                          2003     3,102            1.241    3,851       --              1.25             24.10
  VIP Equity - Income Subaccount
    (Initial Class)                       2006   108,591    1.319 - 3.557  385,940     3.33       1.25 - 1.80     17.98 - 18.72
                                          2005   116,400    1.118 - 2.996  348,637     1.66       1.25 - 1.80    (0.53) - 10.53
                                          2004   127,917            2.866  366,570     1.56              1.25             10.15
                                          2003   136,245            2.602  354,471     1.82              1.25             28.75
                                          2002   145,201            2.021  293,492     1.81              1.25            (17.98)
  VIP Growth Subaccount
    (Initial Class)                       2006   149,502    1.170 - 3.000  448,481     0.40       1.25 - 1.65       5.18 - 5.52
                                          2005   168,219    1.111 - 2.843  478,246     0.52       1.25 - 1.65       4.48 - 7.18
                                          2004   192,953            2.721  525,048     0.27              1.25              2.10
                                          2003   212,463            2.665  566,276     0.27              1.25             31.22
                                          2002   228,719            2.031  464,625     0.26              1.25            (30.99)
  VIP High Income Subaccount
    (Initial Class)                       2006    17,511            2.140   37,472     7.54              1.25              9.86
                                          2005    19,794            1.948   38,557    15.22              1.25              1.41
                                          2004    22,537            1.921   43,285     8.28              1.25              8.29
                                          2003    25,476             1.774  45,206     6.99              1.25             25.64
                                          2002    26,480             1.412  37,384    11.04              1.25              2.17
  VIP Mid Cap Subaccount
    (Service Class 2)                     2006    48,252    1.444 - 1.989   95,793     0.16       1.25 - 1.65     10.52 - 11.07
                                          2005    39,654    1.303 - 1.792   70,958       --       1.25 - 1.65      7.51 - 20.50
                                          2004    27,002            1.537   41,510       --              1.25             23.06
                                          2003    14,087            1.249   17,590     0.22              1.25             36.50
                                          2002     8,999            0.915    8,229     0.37              1.25            (11.08)



1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

2 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005

                                           Dreyfus Stock Index       AllianceBernstein Large-Cap    Capital Appreciation
                                        Subaccount (Initial Shares)    Growth Subaccount (Class B)          Fund
                                        ---------------------------  -----------------------------  --------------------
                                            2006         2005            2006           2005           2006       2005
                                        ------------- -------------  -------------- --------------  ---------- ---------
Accumulation and annuity units
  beginning of year..................... 135,729,790  143,469,355    4,524,808    3,707,589   91,569,921    98,776,278
Accumulation units purchased and
  transferred from other funding
  options...............................  13,732,591   17,144,315      582,043    1,767,787     3,016,192    8,707,687
Accumulation units redeemed and
  transferred to other funding options..  23,093,318) (24,860,422)  (5,106,851)    (950,568) (94,488,400)   15,902,685)
Annuity units...........................      (7,410)     (23,458)          --           --      (97,713)      (11,359)
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year........................... 126,361,653  135,729,790           --    4,524,808          --    91,569,921
                                        ============ ============ ============ ============ ============  ============
                                                                         Dreyfus VIF         FTVIPT Franklin Small-Mid
                                       Delaware VIP REIT Subaccount   Developing Leaders      Cap Growth Securities
                                             (Standard Class)     Subaccount (Initial Shares)  Subaccount (Class 2)
                                       -------------------------------------------------------------------------------
                                            2006         2005         2006         2005          2006         2005
                                       ------------ ------------ ------------ ------------  ------------ -------------
Accumulation and annuity units.........   13,391,246   11,118,930   50,330,246   52,507,474    4,149,035     3,983,556
Accumulation units purchased and
  transferred from other funding
  options...............................   1,640,359    7,996,635    8,918,812    9,463,586    1,483,430     1,615,297
Accumulation units redeemed and
  transferred to other funding
  options............................... (15,031,605)  (5,724,319) (12,572,214) (11,638,544)  (1,314,261)   (1,449,818)
Annuity units...........................          --           --       (1,788)      (2,270)          --            --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year...........................          --   13,391,246   46,675,056   50,330,246    4,318,204     4,149,035
                                        ============ ============ ============ ============ ============  ============
                                              FTVIPT Mutual      FTVIPT Templeton Developing     FTVIPT Templeton
                                             Shares Securities  Markets Securities Subaccount   Foreign Securities
                                           Subaccount (Class 2)            (Class 2)           Subaccount (Class 2)
                                        ------------------------------------------------------------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------ ------------ ------------  ------------ ------------
Accumulation and annuity units
  beginning of year.....................   7,661,841    3,733,761    7,893,712      846,095    4,294,732     1,034,961
Accumulation units purchased and
  transferred from other funding
  options...............................   1,375,208    5,340,313    8,646,074    8,772,572    3,676,211     4,034,287
Accumulation units redeemed and
  transferred to other funding
  options...............................  (9,037,049)  (1,412,233)  (5,716,043)  (1,724,955)  (1,369,508)     (774,516)
Annuity units                                     --           --           --           --           --            --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year...........................          --    7,661,841   10,823,743    7,893,712    6,601,435     4,294,732
                                        ============ ============ ============ ============ ============  ============
                                             FTVIPT Templeton       FTVIPT Templeton Growth
                                          Global AssetAllocation    Securities Subaccount -       High Yield Bond
                                           Subaccount (Class 1)         Class 1 Shares                Trust
                                        ------------------------------------------------------------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------ ------------ ------------  ------------ ------------
Accumulation and annuity units
  beginning of year.....................  47,260,191   50,672,709   85,645,248   92,327,562    8,186,103     8,759,697
Accumulation units purchased and
  transferred from other funding
  options...............................   6,741,957    5,903,297    2,358,945    8,358,478      496,172     1,895,278
Accumulation units redeemed and
  transferred to other funding
  options...............................  (7,832,221)  (9,311,680) (87,956,917) (15,036,090)   8,673,694)   (2,467,817)
Annuity units...........................     (24,712)      (4,135)     (47,276)      (4,702)      (8,581)       (1,055)
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year                             46,145,215   47,260,191           --   85,645,248           --     8,186,103
                                        ============ ============ ============ ============ ============  ============

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                         Janus Aspen International
                                             Growth Subaccount     Lazard Retirement Small Cap     LMPVPI All Cap
                                             (Service Shares)              Subaccount            Subaccount(Class I)
                                        -------------------------  ---------------------------  -----------------------
                                            2006         2005            2006         2005          2006        2005
                                        ------------ ------------    ------------ -----------    --------- ------------
Accumulation and annuity units
  beginning of year..................     10,023,661    5,364,547      4,964,332    4,056,498   24,055,624    26,498,188
Accumulation units purchased and
  transferred from other funding
  options............................     22,068,100    7,839,776      1,887,112    2,388,917    3,297,245     4,337,008
Accumulation units redeemed and
  transferred to other funding
  options............................     (7,149,920)  (3,180,662)    (6,851,444)  (1,481,083)  (5,402,033)   (6,779,572)
Annuity units........................        (12,533)          --           --           --           --            --
                                        ------------ ------------   ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year........................     24,929,308   10,023,661              --   4,964,332   21,950,836    24,055,624
                                        ============ ============   ============ ============ ============  ============
                                        LMPVPI Investors Subaccount LMPVPI Small Cap Growth    LMPVPII Appreciation
                                                 (Class I)           Subaccount (Class I)           Subaccount
                                        --------------------------- ------------------------   ------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------   ----------- ------------  ------------ ------------
Accumulation and annuity units
  beginning of year....................    6,820,564    6,899,092    6,045,011    6,387,344    6,775,400     5,139,040
Accumulation units purchased and
  transferred from other funding
  options..............................    1,007,565    1,300,179    2,860,387    2,328,629    2,114,653     3,057,235
Accumulation units redeemed and
  transferred to other funding
  options..............................   (1,316,615)  (1,378,707)  (2,360,442)  (2,670,962)  (1,262,905)   (1,420,875)
Annuity units..........................           --           --           --           --           --            --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year..........................    6,511,514    6,820,564    6,544,956    6,045,011    7,627,148     6,775,400
                                        ============ ============ ============ ============ ============  ============
                                         LMPVPII Fundamental Value LMPVPIII Adjustable Rate LMPVPIII Aggressive Growth
                                                Subaccount             Income Subaccount            Subaccount
                                        -------------------------- ------------------------ --------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------ ------------ ------------  ------------ ------------
Accumulation and annuity units
  beginning of year.....................  38,669,511   38,936,677      741,457      320,379   61,331,748    59,275,625
Accumulation units purchased and
  transferred from other funding
  options...............................   6,958,150    8,768,627      605,311      551,038   12,115,453    15,822,533
Accumulation units redeemed and
  transferred to other funding
  options...............................  (7,586,615)  (9,033,349)    (372,231)    (129,960) (12,135,224)  (13,764,377)
Annuity units...........................       1,552       (2,444)          --           --        1,339        (2,033)
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year...........................  38,042,598   38,669,511      974,537      741,457   61,313,316    61,331,748
                                        ============ ============ ============ ============ ============  ============
                                          LMPVPIII International      LMPVPIII Large Cap     LMPVPIII Large Cap Value
                                         All Cap Growth Subaccount     Growth Subaccount            Subaccount
                                        --------------------------  -----------------------  -------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------  ----------- ------------  ------------ ------------
Accumulation and annuity units
  beginning of year.....................  14,134,259   15,470,196   17,805,285   19,869,473   10,926,641    12,122,094
Accumulation units purchased and
  transferred from other funding
  options...............................   2,071,131    3,701,756    3,422,001    5,524,247      733,470       966,805
Accumulation units redeemed and
  transferred to other funding
  options...............................  (3,134,356)  (5,036,490)  (6,553,889)  (7,587,630)  (2,130,288)   (2,161,473)
Annuity units...........................          --       (1,203)      (1,228)        (805)         308          (785)
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year...........................  13,071,034   14,134,259   14,672,169   17,805,285    9,530,131    10,926,641
                                        ============ ============ ============ ============ ============  ============

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                         LMPVPIII Social Awareness      Managed Assets     MIST Batterymarch Growth and
                                             Stock Subaccount                Trust          Income Subaccount (Class A)
                                        --------------------------- ---------------------  ----------------------------
                                            2006         2005          2006        2005          2006         2005
                                        ------------ ------------   ---------- ----------  ------------  ------------
Accumulation and annuity units
  beginning of year....................   13,263,201   14,426,983   35,604,715   40,275,322           --           --
Accumulation units purchased and
  transferred from other funding
  options..............................    1,082,345    1,469,704      640,654    2,140,416   23,704,853           --
Accumulation units redeemed and
  transferred to other funding
  options..............................   (2,035,546)  (2,633,486) (36,134,361)  (6,766,658)  (2,613,946)          --
Annuity units..........................           --           --     (111,008)     (44,365)     208,136           --
                                        ------------ ------------ ------------ ------------ ------------  -----------
Accumulation and annuity units
  end of year..........................   12,310,000   13,263,201           --   35,604,715   21,299,043           --
                                        ============ ============ ============ ============ ============  ===========
                                         MIST Batterymarch Mid-Cap MIST BlackRock Large-Cap   MIST Cyclical Growth &
                                        Stock Subaccount (Class A) Core Subaccount (Class A)   Income EFT Subaccount
                                        ------------------------- -------------------------- -------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------ ------------ ------------  ------------  -----------
Accumulation and annuity units
  beginning of year                               --           --           --           --           --           --
Accumulation units purchased and
  transferred from other funding
  options..............................   32,092,154           --    2,106,071           --  180,568,111           --
Accumulation units redeemed and
  transferred to other funding
  options..............................   (6,044,252)          --     (526,514)          --  (21,858,528)          --
Annuity units..........................        4,737           --           --           --           --           --
                                        ------------ ------------ ------------ ------------ ------------  -----------
Accumulation and annuity units
  end of year..........................   26,052,639           --    1,579,557           --  158,709,583           --
                                        ============ ============ ============ ============ ============  ===========
                                                                                                MIST Harris Oakmark
                                         MIST Cyclical Growth EFT MIST Dreman Small-Cap Value International Subaccount
                                                Subaccount           Subaccount (Class A)            (Class A)
                                        ------------------------- --------------------------- ------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year..................             --           --           --           --           --           --
Accumulation units purchased and
  transferred from other funding
  options............................    205,396,351           --    1,829,152           --    4,035,144           --
Accumulation units redeemed and
  transferred to other funding
  options............................    (24,189,601)          --     (324,056)          --     (430,687)          --
Annuity units........................             --           --           --           --           --           --
                                        ------------ ------------ ------------ ------------ ------------  -----------
Accumulation and annuity units
  end of year........................    181,206,750           --    1,505,096           --    3,604,457           --
                                        ============ ============ ============ ============ ============  ===========
                                                MIST Janus         MIST Legg Mason Partners      MIST Lord Abbett
                                           Capital Appreciation         Managed Assets            Bond Debenture
                                           Subaccount (Class A)      Subaccount (Class A)      Subaccount (Class A)
                                        ------------------------  --------------------------  ------------------------
                                            2006         2005         2006         2005           2006         2005
                                        ------------ ------------ ------------ ------------   ------------  ----------
Accumulation and annuity units
  beginning of year..................             --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding
  options............................     93,665,917           --   35,210,176           --    1,584,522            --
Accumulation units redeemed and
  transferred to other funding
  options............................    (11,847,104)          --   (3,689,455)          --     (370,206)           --
Annuity units                                 78,013           --      104,545           --           --            --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year........................     81,896,826           --   31,625,266           --    1,214,316            --
                                        ============ ============ ============ ============ ============  ============

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                         MIST Lord Abbett Growth     MIST Met/AIM Capital     MIST Met/AIM Small Cap
                                                and Income          Appreciation Subaccount      Growth Subaccount
                                           Subaccount (Class B)            (Class A)                 (Class A
                                        -------------------------  ------------------------  -----------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------  ----------   -----------  ------------  ---------
Accumulation and annuity units
  beginning of year...................            --           --          --           --            --         --
Accumulation units purchased and
  transferred from other funding
  options.............................    16,291,570           --      674,535          --       963,433         --
Accumulation units redeemed and
  transferred to other funding
  options.............................    (2,275,806)          --      (78,444)         --      (357,114)        --
Annuity units.........................            --           --          --           --            --         --
                                        ------------ ------------ ------------ ------------ ------------  ----------
Accumulation and annuity units
  end of year.........................    14,015,764           --      596,091          --       606,319          --
                                        ============ ============ ============ ============ ============  ==========
                                             MIST MFS(R) Value      MIST Neuberger Berman Real    MIST Pioneer Fund
                                           Subaccount (Class A)   Estate Subaccount (Class A)  Subaccount (Class A)
                                        ------------------------  ---------------------------- -----------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ -----------  ------------ ------------    -----------  ----------
Accumulation and annuity units
  beginning of year...................            --           --            --          --           --          --
Accumulation units purchased and
  transferred from other funding
  options.............................    10,379,399           --   33,291,685           --    9,787,328          --
Accumulation units redeemed and
  transferred to other funding
  options.............................    (1,010,965)          --   (4,722,649)          --   (1,445,932)         --
Annuity units.........................            --           --            --          --        6,031          --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year.........................     9,368,434           --   28,569,036           --    8,347,427          --
                                        ============ ============ ============ ============ ============  ============
                                                                    MIST Pioneer Strategic      MIST Third Avenue
                                        MIST Pioneer Mid-Cap Value     Income Subaccount    Small Cap Value Subaccount
                                           Subaccount (Class A)            (Class A)                 (Class B)
                                        -------------------------- ----------------------- ---------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year...................            --           --           --           --           --          --
Accumulation units purchased and
  transferred from other funding
  options.............................     1,084,272           --    6,057,698           --    5,684,498          --
Accumulation units redeemed and
  transferred to other funding
  options.............................      (441,001)          --     (701,908)          --     (136,870)         --
Annuity units.........................            --           --           --           --           --          --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year.........................       643,271           --    5,355,790           --    5,547,628          --
                                        ============ ============ ============ ============ ============  ============
                                            MetLife Investment        MetLife Investment     MetLife Investment Large
                                             Diversified Bond        International Stock     Company Stock Subaccount
                                           Subaccount (Class I)      Subaccount (Class I)            (Class I)
                                        -------------------------  -----------------------  --------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------  ----------- -----------  ------------  ------------
Accumulation and annuity units
  beginning of year...................   181,334,511  185,980,258  109,498,566  120,928,687  186,965,079   199,732,793
Accumulation units purchased and
  transferred from other funding
  options.............................    29,144,046   30,300,405   10,277,595   13,526,973   20,460,893    23,452,177
Accumulation units redeemed and
  transferred to other funding
  options ............................   (34,957,398) (34,924,452) (28,126,866) (24,947,639) (34,584,692)  (36,206,045)
Annuity units ........................       (17,088)     (21,700)      (8,335)      (9,455)     (12,519)      (13,846)
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year ........................   175,504,071  181,334,511   91,640,960  109,498,566  172,828,761   186,965,079
                                        ============ ============ ============ ============ ============  ============

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                         MetLife Investment Small  MSF BlackRock Aggressive   MSF BlackRock Bond Income
                                         Company Stock Subaccount      Growth Subaccount            Subaccount
                                                (Class I)                  (Class D)                 (Class A)
                                        -------------------------  -------------------------  -------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------  ----------- ------------   -----------  ------------
Accumulation and annuity units
  beginning of year .................     81,646,686   89,121,971           --           --           --            --
Accumulation units purchased and
  transferred from other funding
  options ...........................      7,223,028    9,919,616   13,229,514           --   88,829,064            --
Accumulation units redeemed and
  transferred to other funding
  options ...........................    (16,208,620) (17,388,280)  (2,913,112)          --  (10,609,429)           --
Annuity units .......................         (5,817)      (6,621)          --           --     (135,516)           --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year .......................     72,655,277   81,646,686   10,316,402           --   78,084,119            --
                                        ============ ============ ============ ============ ============  ============
                                        MSF BlackRock Money Market     MSF FI Large Cap        MSF MetLife Aggressive
                                           Subaccount (Class A)      Subaccount (Class A)  Allocation Subaccount (Class B)
                                        --------------------------  ---------------------  ------------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------   ----------  ---------    ------------  ------------
Accumulation and annuity units
  beginning of year .................             --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding
  options ...........................     98,302,722           --   67,861,072           --    2,123,695            --
Accumulation units redeemed and
  transferred to other funding
  options ...........................    (32,442,443)          --   (9,173,950)          --     (298,946)           --
Annuity units .......................       (168,113)          --       36,756           --           --            --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year .......................     65,692,166           --   58,723,878           --    1,824,749            --
                                        ============ ============ ============ ============ ============  ============
                                         MSF MetLife Conservative  MSF MetLife Conservative         MSF MetLife
                                           Allocation Subaccount    to Moderate Allocation     Mid Cap Stock Index
                                                 (Class B)           Subaccount (Class B)      Subaccount (Class A)
                                        -------------------------  ------------------------   ------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------  ----------- ------------   -----------  -----------
Accumulation and annuity units
  beginning of year .................             --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding
  options ...........................        816,665           --    3,329,396           --    3,634,147            --
Accumulation units redeemed and
  transferred to other funding
  options ...........................       (226,787)          --     (376,180)          --     (834,999)           --
Annuity units .......................             --           --           51           --           --            --
                                        ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year                                589,878           --    2,953,267           --    2,799,148            --
                                        ============ ============ ============ ============ ============  ============
                                           MSF MetLife Moderate     MSF MetLife Moderate to    MSF MetLife Stock Index
                                           Allocation Subaccount    Aggressive Allocation            Subaccount
                                                 (Class B)           Subaccount (Class B)             (Class A)
                                        ------------------------    -----------------------    -----------------------
                                            2006         2005         2006         2005           2006         2005
                                        ------------ -----------    ---------- ------------    ------------  ---------
Accumulation and annuity units
  beginning of year .................             --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding
  options ...........................     12,992,805           --   11,814,294           --    3,423,156            --
Accumulation units redeemed and
  transferred to other funding
  options ...........................       (769,127)          --     (591,977)          --     (207,346)           --
Annuity units                                     --           --           --           --           --            --
 ....................................   ------------ ------------ ------------ ------------  -----------  ------------
Accumulation and annuity units
  end of year .......................     12,223,678           --   11,222,317           --    3,215,810            --
                                        ============ ============ ============ ============ ============  ============

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                           MSF MFS(R) Total Return    MSF Oppenheimer Global     MSF T. Rowe Price Large Cap
                                             Subaccount (Class F)   Equity Subaccount (Class A)  Growth Subaccount (Class B)
                                        --------------------------  ---------------------------  ---------------------------
                                            2006         2005           2006         2005            2006          2005
                                        ------------ -------------   -----------  ------------    ----------    -----------
Accumulation and annuity units
  beginning of year                               --           --           --           --              --              --
Accumulation units purchased and
  transferred from other funding options  50,123,052           --  364,937,766           --       5,269,413              --
Accumulation units redeemed and
  transferred to other funding options    (6,232,016)          --  (38,965,979)          --        (803,762)             --
Annuity units                                  9,373           --      157,895           --              --              --
                                        ------------ ------------ ------------ ------------     -----------    ------------
Accumulation and annuity units
  end of year                             43,900,409           --  326,129,682           --       4,465,651              --
                                        ============ ============ ============ ============    ============    ============
                                            MSF Western Asset       MSF Western Asset Management      MSF Western Asset
                                          Management High Yield     Strategic Bond Opportunities  Management U.S. Government
                                         Bond Subaccount (Class A)      Subaccount (Class A)         Subaccount (Class A)
                                        --------------------------  ----------------------------  --------------------------
                                            2006         2005          2006          2005             2006          2005
                                        ------------ ------------   ------------   ----------     ------------  ------------
Accumulation and annuity units
  beginning of year .................             --           --           --           --               --            --
Accumulation units purchased and
  transferred from other funding
  options ...........................      8,870,300           --    1,055,584           --       35,009,018            --
Accumulation units redeemed and
  transferred to other funding
  options ...........................     (1,284,487)          --     (332,844)          --       (5,534,681)           --
Annuity units                                  7,966           --           --           --           19,413            --
                                        ------------ ------------ ------------ ------------      -----------  ------------
Accumulation and annuity units
  end of year .......................      7,593,779           --      722,740           --       29,493,750            --
                                        ============ ============ ============ ============      ===========  ============
                                                 PIMCO VIT                 PIMCO VIT                    Putnam VT
                                           Real Return Subaccount   Total Return Subaccount        International Equity
                                           (Administrative Class)    (Administrative Class)        Subaccount (Class IB)
                                         ------------------------   ------------------------      ------------------------
                                             2006         2005         2006         2005             2006         2005
                                         ------------ -----------   ------------ -----------      -----------  -----------
Accumulation and annuity units
  beginning of year .................        969,907           --   10,806,123    5,878,579        4,078,177     3,868,658
Accumulation units purchased and
  transferred from other funding
  options ...........................      1,641,969    1,161,443    6,302,257    6,841,788        2,580,844     1,300,636
Accumulation units redeemed and
  transferred to other funding
  options ...........................       (953,513)    (191,536)  (3,083,018)  (1,914,244)      (1,603,611)   (1,091,117)
Annuity units .......................             --           --           --           --               --            --
                                        ------------ ------------ ------------ ------------      -----------    ----------
Accumulation and annuity units
  end of year                              1,658,363      969,907   14,025,362   10,806,123       5,055,410      4,078,177
                                        ============ ============ ============ ============      ===========    ===========
                                         Putnam VT Small Cap Value   Travelers AIM Capital        Travelers Convertible
                                           Subaccount (Class IB)    Appreciation Subaccount       Securities  Subaccount
                                        --------------------------  -----------------------      -----------------------
                                            2006         2005         2006         2005             2006         2005
                                        ------------ ------------   ---------- ------------      ------------  ---------
Accumulation and annuity units
  beginning of year .................     36,660,979   33,662,236      103,263           --          37,388           --
Accumulation units purchased and
  transferred from other funding
  options ...........................     10,523,096   12,727,177      284,693      199,220         138,949       41,774
Accumulation units redeemed and
  transferred to other funding
  options ...........................     (8,858,264)  (9,725,852)    (387,956)     (95,957)       (176,337)      (4,386)
Annuity units                                (21,214)      (2,582)          --           --              --           --
 ....................................   ------------ ------------ ------------ ------------      ----------     --------
Accumulation and annuity units
  end of year .......................     38,304,597   36,660,979           --      103,263              --       37,388
                                        ============ ============ ============ ============      ==========     ========

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)


                                           Travelers Disciplined     Travelers Large Cap   Travelers Managed Allocation
                                         Mid Cap Stock Subaccount         Subaccount       Series: Aggressive Subaccount
                                        -------------------------   ----------------------  -----------------------------
                                            2006         2005          2006       2005         2006           2005
                                        ------------- -----------   ---------- -----------  --------------- -------------

Accumulation and annuity units
  beginning of year .................     30,225,862   31,509,991      154,747          --            83            --
Accumulation units purchased and
  transferred from other funding
  options ...........................      1,506,724    5,542,265      298,749     341,425            81            85
Accumulation units redeemed and
  transferred to other funding
  options ...........................    (31,721,053)  (6,824,968)     453,496)   (186,678)         (164)           (2)
Annuity units                                (11,533)      (1,426)          --          --            --            --
                                        ------------  ----------- ------------ ------------ ------------  ------------
Accumulation and annuity units
  end of year .......................              --   30,225,862          --     154,747            --            83
                                        ============ ============ ============ ============ ============  ============


                                                                      Travelers Managed Allocation    Travelers Managed Allocation
                                       Travelers Managed Allocation     Series: Moderate-Aggressive   Series: Moderate-Conservative
                                        Series: Moderate Subaccount            Subaccount                    Subaccount
                                        ----------------------------  -----------------------------   -----------------------------
                                            2006         2005            2006         2005               2006         2005
                                        ------------ ------------     ----------- ------------        ------------  ------------
Accumulation and annuity units
  beginning of year .................          2,226           --          2,721          --                  27             --
Accumulation units purchased and
  transferred from other funding
  options                                      3,520        2,258            630        2,725                202             29
Accumulation units redeemed and
  transferred to other funding
  options ...........................         (5,746)         (32)        (3,351)          (4)              (229)            (2)
Annuity units                                     --           --             --           --                 --             --
                                         ------------------------       -----------  ---------       -------------  -----------
Accumulation and annuity units
  end of year .......................             --        2,226             --        2,721                 --            27
                                        ============ ============       ===========  ========        =============  ===========


                                        Travelers Mercury Large Cap Travelers MFS(R) Mid Cap  Travelers MFS(R) Total Return
                                              Core Subaccount          Growth Subaccount             Subaccount
                                        --------------------------- ------------------------- ---------------------------
                                            2006         2005         2006         2005          2006         2005
                                        ------------ ------------   ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year .................        617,569          --   11,495,333   12,782,414      45,719,096    42,102,235
Accumulation units purchased and
  transferred from other funding
  options ...........................        611,756     642,444    1,072,944    3,659,641       2,661,366    12,113,052
Accumulation units redeemed and
  transferred to other funding
  options ...........................     (1,229,325)    (24,875) (12,568,277)  (4,946,722)    (48,342,733)   (8,494,055)
Annuity units                                     --          --           --           --         (37,729)       (2,136)
                                         ------------    ------- -------------   ----------    -------------  -----------
Accumulation and annuity units
  end of year .......................             --     617,569           --   11,495,333              --    45,719,096
                                        ============ ============ ============ ============    ============  ============



                                           Travelers MFS(R) Value            Travelers Mondrian           Travelers Pioneer Fund
                                                Subaccount            International Stock Subaccount           Subaccount
                                        --------------------------  --------------------------------   ----------------------------
                                            2006         2005            2006              2005              2006          2005
                                        ------------ -------------   --------------  ----------------  --------------   -----------
Accumulation and annuity units
  beginning of year .................      5,439,102    1,087,015         1,006,675           447,661       9,444,201    10,275,849
Accumulation units purchased and
  transferred from other funding
  options ...........................      1,145,502    5,308,994           262,658         1,104,369         266,041     1,176,444
Accumulation units redeemed and
  transferred to other funding
  options ...........................     (6,584,604)    (956,907)       (1,269,333)         (545,355)     (9,702,936)   (2,006,653)
Annuity units .......................             --           --                --                --          (7,306)       (1,439)
                                        ------------ -------------  ---------------  ----------------   -------------   -----------
Accumulation and annuity units
  end of year .......................             --    5,439,102                --         1,006,675              --     9,444,201
                                        ============ ============   ===============  =================  =============   ===========

7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)


                                                                                                  Travelers Salomon Brothers
                                         Travelers Pioneer Mid    CapTravelers Pioneer Strategic  Strategic Total Return Bond
                                             Value Subaccount           Income Subaccount                 Subaccount
                                        ------------------------  ------------------------------  ---------------------------
                                            2006         2005           2006          2005            2006          2005
                                        ------------ -----------  --------------- --------------  -------------  ------------
Accumulation and annuity units
  beginning of year .................       373,917           --       3,126,947        258,817         587,191      498,291
Accumulation units purchased and
  transferred from other funding
  options ...........................        432,457      491,704       1,136,654      3,540,179         92,460       298,302
Accumulation units redeemed and
  transferred to other funding
  options ...........................       (806,374)    (117,787)     (4,263,601)      (672,049)      (679,651)     (209,402)
Annuity units                                     --           --              --             --             --            --
                                        ------------ ------------ --------------- --------------  -------------  ------------
Accumulation and annuity units
  end of year .......................             --      373,917              --      3,126,947             --        587,191
                                        ============ ===========  =============== ==============  =============  ============


                                        Travelers Strategic Equity  Travelers Style Focus Series:  Travelers Style Focus Series:
                                                Subaccount           Small Cap Growth Subaccount    Small Cap Value Subaccount
                                        -------------------------   -------------------------      ------------------------------
                                            2006         2005         2006         2005                2006             2005
                                        ------------ ------------   ------------ ------------      --------------  --------------
Accumulation and annuity units
  beginning of year .................     31,246,259   34,952,166         50,746           --             107,586              --
Accumulation units purchased and
  transferred from other funding
  options ...........................        801,143    3,034,486        329,885      244,757             265,929         226,801
Accumulation units redeemed and
  transferred to other funding
  options ...........................    (32,025,941)  (6,740,099)      (380,631)    (194,011)           (373,515)       (119,215)
Annuity units .......................        (21,461)        (294)            --           --                  --              --
                                         ------------------------   -------------------------      --------------   -------------
Accumulation and annuity units
  end of year                                     --   31,246,259             --       50,746                  --         107,586
                                        ============ ============   ============ ============      ==============   =============


                                         Travelers U.S. Government  Van Kampen LIT Comstock      VIP Asset Manager SM
                                           Securities Subaccount     Subaccount (Class II)      Subaccount (Initial Class)
                                        -------------------------  -------------------------  ------------------------------
                                            2006         2005         2006         2005            2006            2005
                                        ------------  -----------  ------------ ------------  --------------  --------------
Accumulation and annuity units
  beginning of year .................     34,210,392   37,207,585    7,330,122    3,259,779       86,165,488     100,168,240
Accumulation units purchased and
  transferred from other funding
  options ...........................      1,430,788    5,647,016    2,253,768    5,646,458        3,710,451       4,605,587
Accumulation units redeemed and
  transferred to other funding
  options                                (35,622,467)  (8,642,545)  (2,105,781)  (1,576,994)     (13,890,537)    (18,597,360)
Annuity units .......................        (18,713)      (1,664)          16          879          (10,714)        (10,979)
                                         -----------  -----------  -----------  -----------   --------------  ---------------
Accumulation and annuity units
  end of year .......................             --   34,210,392    7,478,125    7,330,122       75,974,688      86,165,488
                                        ============  ===========  ===========  ============   ==============  ==============


                                        VIP Contrafund(R) Subaccount       VIP Equity - Income       VIP Growth Subaccount
                                             (Service Class 2)         Subaccount (Initial Class)      (Initial Class)
                                        ----------------------------  ---------------------------  --------------------------
                                            2006         2005             2006         2005            2006          2005
                                        -------------  -------------  -------------  ------------  ------------  ------------
Accumulation and annuity units
  beginning of year .................     23,258,376      10,198,527    116,400,334   127,917,258   168,219,238   192,953,222
Accumulation units purchased and
  transferred from other funding
  options ...........................     19,126,440      16,034,711     10,076,515    10,583,668     9,944,784    12,296,201
Accumulation units redeemed and
  transferred to other funding
  options ...........................     (6,309,364)     (2,973,243)   (17,866,985)  (22,043,508)  (28,650,086)  (37,037,373)
Annuity units .......................            129          (1,619)       (19,157)      (57,084)      (11,926)        7,188
                                        -------------  -------------  -------------  ------------  ------------  ------------
Accumulation and annuity units
  end of year .......................     36,075,581      23,258,376    108,590,707   116,400,334   149,502,010   168,219,238
                                        =============  =============  =============  ============  ============  ============

                  NOTES TO FINANCIAL STATEMENTS -- (Concluded)


7. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Concluded)

                                        VIP High Income Subaccount     VIP Mid Cap Subaccount
                                              (Initial Class)           (Service Class 2)
                                        --------------------------  ----------------------------
                                            2006         2005            2006          2005
                                        ------------ -------------  -------------  -------------

Accumulation and annuity units
  beginning of year .................     19,793,518    22,537,435     39,654,245     27,002,112
Accumulation units purchased and
  transferred from other funding
  options ...........................      2,591,849     3,396,848     19,904,744     20,439,173
Accumulation units redeemed and
  transferred to other funding
  options ...........................     (4,864,714)   (6,137,328)   (11,276,587)    (7,787,040)
Annuity units                                 (9,304)       (3,437)       (30,561)           --
                                        ------------ -------------  -------------  -------------
Accumulation and annuity units
  end of year .......................     17,511,349    19,793,518     48,251,841     39,654,245
                                        ============ =============  =============  =============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                   2006       2005
                                                                 --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                              2006     2005    2004
                                                             ------   ------   ----


REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------


BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                   2006       2005       2004
                                                                 --------   --------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $   --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:



(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:



    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:



      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     AS OF JULY 1, 2005
                                                                     -------------------
                                                                        (IN MILLIONS)


TOTAL PURCHASE PRICE PAID BY METLIFE......................                 $12,084
  Purchase price attributed to other affiliates...........                   5,260
                                                                           -------
  Purchase price attributed to MetLife Connecticut........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS.........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale............      (2)
  Mortgage loans on real estate...........................      72
  Real estate and real estate joint ventures held-for-
     investment...........................................      39
  Other limited partnership interests.....................      48
  Other invested assets...................................     (36)
  Premiums and other receivables..........................   1,001
  Elimination of historical deferred policy acquisition
     costs................................................  (3,052)
  Value of business acquired..............................   3,490
  Value of distribution agreements and customer
     relationships acquired...............................      73
  Net deferred income tax asset...........................   1,751
  Elimination of historical goodwill......................    (196)
  Other assets............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits..................................  (3,766)
  Policyholder account balances...........................  (1,870)
  Other liabilities.......................................     191
                                                            ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED.................................................                   5,939
                                                                           -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT.....................................                 $   885
                                                                           =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


Institutional....................................................         $312
Individual.......................................................          163
Corporate & Other................................................          410
                                                                          ----
  TOTAL..........................................................         $885
                                                                          ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:


                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)


Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:


                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)


Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======






                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)


Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:


                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----


Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:


                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------


MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.


                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)



Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====






                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)


Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)


Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======






                                                              DECEMBER 31, 2005
                                    ---------------------------------------------------------------------
                                                                 EQUAL TO OR
                                         LESS THAN 12              GREATER
                                            MONTHS              THAN 12 MONTHS              TOTAL
                                    ----------------------  ----------------------  ---------------------
                                    ESTIMATED    GROSS      ESTIMATED    GROSS      ESTIMATED     GROSS
                                      FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR      UNREALIZED
                                     VALUE        LOSS        VALUE       LOSS        VALUE        LOSS
                                     ------      ------      ------      ------      ------     ---------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.........  $14,412      $413        $ 40         $ 2       $14,452        $415

Residential mortgage-backed
  securities......................    9,142       129          61           2         9,203         131
Foreign corporate securities......    4,409       142          23           1         4,432         143
U.S. Treasury/agency securities...    4,171        61          --          --         4,171          61
Commercial mortgage-backed
  securities......................    4,040        82           5          --         4,045          82
Asset-backed securities...........    1,890        16          11          --         1,901          16
State and political subdivision
  securities......................      550        25          --          --           550          25
Foreign government securities.....      155         3           2          --           157           3
                                    -------      ----        ----         ---       -------        ----
Total fixed maturity securities...  $38,769      $871        $142         $ 5       $38,911        $876

                                    =======      ====        ====         ===       =======        ====
Equity securities.................  $   214      $  8        $ --         $--       $   214        $  8
                                    =======      ====        ====         ===       =======        ====
Total number of securities in an
  unrealized loss position........    5,061                    47                     5,108
                                    =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                     DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                          GROSS
                                         COST OR       UNREALIZED        NUMBER OF
                                      AMORTIZED COST     LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $12,922     $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................      568      --       6      --       78       1
Nine months or greater but less
  than twelve months...............    2,134      14      52       4      323       1
Twelve months or greater...........   17,540      --     650      --    2,318      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $33,164     $23    $858     $ 8    4,256      17
                                     =======     ===    ====     ===    =====      ==






                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                         COST OR            GROSS
                                        AMORITIZED       UNREALIZED        NUMBER OF
                                           COST            LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $39,461     $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................      204      --       2      --       16      --
Nine months or greater but less
  than twelve months...............      116      --       3      --       35      --
Twelve months or greater...........      147      --       5      --       47      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $39,928     $81    $854     $30    5,058      50
                                     =======     ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----


SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)


Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)


Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                     DECEMBER 31, 2006                    DECEMBER 31, 2005
                              ---------------------------------    ---------------------------------
                                             CURRENT MARKET                       CURRENT MARKET
                                              OR FAIR VALUE                        OR FAIR VALUE
                               NOTIONAL   ---------------------    NOTIONAL    ---------------------
                                AMOUNT    ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                               --------   ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)


Interest rate swaps.........   $ 8,841     $  431        $ 70       $ 6,623    $  356        $ 52
Interest rate floors........     9,021         71          --         2,000        26          --
Interest rate caps..........     6,715          6          --         3,020        18          --
Financial futures...........       602          6           1           228         2           2
Foreign currency swaps......     2,723        580          66         3,110       429          76
Foreign currency forwards...       124          1          --           488        18           2
Options.....................        --         80           7            --       165           3
Financial forwards..........       900         --          15            --        --           2
Credit default swaps........     1,231          1           5           987         2           2
                               -------     ------        ----       -------    ------        ----
  Total.....................   $30,157     $1,176        $164       $16,456    $1,016        $139
                               =======     ======        ====       =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                        REMAINING LIFE
                                   -----------------------------------------------------------------------------------------
                                                         AFTER ONE YEAR       AFTER FIVE YEARS
                                   ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                                   ----------------    ------------------    -----------------    ---------------    -------
                                                                         (IN MILLIONS)


Interest rate swaps..............       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate floors.............           --                   551                8,470                  --          9,021
Interest rate caps...............           --                 6,715                   --                  --          6,715
Financial futures................          602                    --                   --                  --            602
Foreign currency swaps...........           67                 1,588                  996                  72          2,723
Foreign currency forwards........          124                    --                   --                  --            124
Financial forwards...............           --                    --                   --                 900            900
Credit default swaps.............           30                 1,186                   15                  --          1,231
                                        ------               -------              -------              ------        -------
  Total..........................       $1,803               $15,610              $11,180              $1,564        $30,157
                                        ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)


Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:


                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)


Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)


Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:


                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)


Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)


Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:


                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)


Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years




                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)



UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)


Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)


Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)


Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:


                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)


2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:


                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)


MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006.Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)


Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)


Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155




                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)


Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)


Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)


                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------


TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                                  2006      2005
                                                                -------   -------


CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------


CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------


CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------


2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------


2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------


2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------


2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------


2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a) The financial statements of the Registrant and the report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:



     (1)  Statement of Assets and Liabilities as of December 31, 2006



     (2)  Statement of Operations for the year ended December 31, 2006



     (3) Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005



     (4)  Notes to Financial Statements



The consolidated financial statements and schedules of MetLife Insurance Company of Connecticut and subsidiaries (formerly The Travelers Insurance Company) and the reports of Independent Registered Public Accounting Firms, are contained in the Statement of Additional Information. The consolidated financial statements of MetLife Insurance Company of Connecticut and subsidiaries include:



     (1)  Consolidated Balance Sheets as of December 31, 2006 and 2005



     (2) Consolidated Statements of Income for the year ended December 31, 2006, for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004



     (3) Consolidated Statements of Stockholder's Equity for the year ended December 31, 2006, for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004.



     (4) Consolidated Statements of Cash Flows for the year ended December 31, 2006, for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004



     (5)  Notes to Consolidated Financial Statements



     (6)  Financial Statement Schedules


(b)  Exhibits



 EXHIBIT
 NUMBER    DESCRIPTION
 -------   -----------


1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19,
           1996.)
2.         Not Applicable.
3(a).      Distribution and Principal Underwriting Agreement among the
           Registrant, The Travelers Insurance Company and Travelers
           Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on
           Form N-4, File No. 333-58783 filed February 26, 2001.)
3(a)(i).   Agreement and Plan of Merger dated as of October 20, 2006.
           (Incorporated herein by reference to Exhibit 1(a) to the Registration
           Statement on Form S-1, File No. 333-138472 filed on November 7,
           2006.)
3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form
           N-4, File No. 333-65942 filed April 15, 2003.)
3(c). Master Retail Sales Agreement (MLIDC). (Incorporated herein by reference to Exhibit 3(d) to Post-Effective Amendment No. 16 to
           MetLife of CT Fund ABD for Variable Annuities to the Registration
           Statement on Form N-4, File No. 033-65343/811-07465 filed April 4,
           2007.)
4(a). Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration
           Statement on Form N-4, File No. 333-116783, filed October 13, 2004.)

 EXHIBIT
 NUMBER    DESCRIPTION
 -------   -----------

4(b). Form of Guaranteed Minimum Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the
           Registration Statement on Form N-4, file No. 333-101778, filed
           November 19, 2004.)
4(c). Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to The Travelers
           Fund ABD for Variable Annuities to the Registration Statement on Form
           N-4, File No. 033-65343 filed April 6, 2006.)
4(d).      Roth 401 Endorsement.  (Incorporated herein by reference to Exhibit
           4(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for
           Variable Annuities to the Registration Statement on Form N-4, File
           No. 033-65343 filed April 6, 2006.)
4(e).      Roth 403(b)  Endorsement.  (Incorporated herein by reference to
           Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund
           ABD for Variable Annuities to the Registration Statement on Form N-4,
           File No. 033-65343 filed on April 6, 2006.)
5. Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on
           Form N-4, File No. 333-116783, filed October 13, 2004.)
5(a).      Universal Annuity/T-Flex Application for Individual Deferred Annuity
           L-13714 A Order #L-13714R 1 Rev. 5-15-06
5(b).      Variable and Fixed Annuity Application L-19060 TFUA (5/06) L-25493.
           Filed herewith.
5(c).      Universal Annuity/T-Flex Application for Individual Deferred Annuity
           L-13714 A Rev. 11-06. Filed herewith.
5(d).      Variable and Fixed Annuity Application L-19060 TFUA (11/06) L-25493.
           Filed herewith.
6(a). Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The
           Travelers Fund ABD for Variable Annuities Registration Statement on
           Form N-4, File No. 033-65342 filed April 6, 2006.)
6(b).      By-Laws of The Travelers Insurance Company, as amended on October 20,
           1994. (Incorporated herein by reference to Exhibit 3(a)(ii) to Registration Statement on Form S-2, File No. 33-58677, filed via
           EDGAR on April 18, 1995.)
7.         Specimen Reinsurance Agreement. (Incorporated herein by reference to
           Exhibit 7 to Post-Effective Amendment No. 2 to the Registration
           Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)
8(a).      Participation Agreement among Met Investors Series Trust, Met
           Investors Advisory, LLC, MetLife Investors Distribution Company, The
           Travelers Insurance Company and The Travelers Life and Annuity
           Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The
           Travelers Fund ABD for Variable Annuities Registration Statement on
           Form N-4, File No. 033-65343, filed April 6, 2006).
8(b).      Participation Agreement among Metropolitan Series Fund, Inc., MetLife
           Advisers, LLC, Metropolitan Life Insurance Company, The Travelers
           Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to The Travelers Fund
           ABD for Variable Annuities Registration Statement on Form N-4, File
           No. 033-65343 filed April 6 2006.)
9. Opinion of Counsel as to the legality of securities being registered by Registrant. (Incorporated herein by reference to Exhibit 9 to Pre-
           Effective Amendment No. 1 to the Registration Statement on Form N-4,
           File No. 333-116783, filed October 13, 2004.)
10(a).     Consent of Deloitte & Touche LLP, Independent Registered Public
           Accounting Firm. Filed herewith.
11.        Not applicable.
12.        Not applicable.
13.        Powers of Attorney authorizing Michele H. Abate, John E. Connolly,
           Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul, and Marie C.
           Swift as signatory for Michael K. Farrell, William J. Mullaney, Lisa
           M. Weber, Stanley J. Talbi and Joseph J. Prochaska.  Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Principal Business Address:


    MetLife Insurance Company of Connecticut
    One Cityplace
    Hartford, CT 06103-3415




NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------


Michael K. Farrell                 Director and President
10 Park Avenue
Morristown, NJ 07962
William J. Mullaney                Director
1 Metlife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Lisa M. Weber                      Director
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Steven A. Kandarian                Executive Vice President and Chief Investment Officer
10 Park Avenue
Morristown, NJ 07962
James L. Lipscomb                  Executive Vice President and General Counsel
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Joseph J. Prochaska, Jr.           Executive Vice President and Chief Accounting Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Stanley J. Talbi                   Executive Vice President and Chief Financial Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Gwenn L. Carr                      Senior Vice President and Secretary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Anthony J. Williamson              Senior Vice President and Treasurer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Roberto Baron                      Vice President and Senior Actuary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
S. Peter Headley                   Vice President and Assistant Secretary
6750 Poplar Avenue
Germantown, TN 38138
Daniel D. Jordan                   Vice President and Assistant Secretary
501 Boylston Street
Boston, MA 02116
Bennett Kleinberg                  Vice President and Actuary
185 Asylum Street
Hartford, CT 06103

NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------

Paul L. LeClair                    Vice President and Actuary
501 Boylston Street
Boston, MA 02116
Linn K. Richardson                 Vice President and Actuary
10 Park Avenue
Morristown, NJ 07962
Jonathan L. Rosenthal              Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962
Jeffrey N. Altman                  Vice President
10 Park Avenue
Morristown, NJ 07962
Steven J. Brash                    Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Herbert B. Brown                   Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
William D. Cammarata               Vice President
18210 Crane Nest Drive
Tampa, FL 33647
Vincent Cirulli                    Vice President
10 Park Avenue
Morristown, NJ 07962
James R. Dingler                   Vice President
10 Park Avenue
Morristown, NJ 07962
Elizabeth M. Forget                Vice President
260 Madison Ave
New York, NY 10016
Judith A. Gulotta                  Vice President
10 Park Avenue
Morristown, NJ 07962
C. Scott Inglis                    Vice President
10 Park Avenue
Morristown, NJ 07962
Gene L. Lunman                     Vice President
185 Asylum Street
Hartford, CT 06103
Joseph J. Massimo                  Vice President
18210 Crane Nest Drive
Tampa, FL 33647
Daniel A. O'Neill                  Vice President
10 Park Avenue
Morristown, NJ 07962
Mark S. Reilly                     Vice President
185 Asylum Street
Hartford, CT 06103

NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------

Mark J. Remington                  Vice President
185 Asylum Street
Hartford, CT 06103
Ragai A. Roushdy                   Vice President
10 Park Avenue
Morristown, NJ 07962
Erik V. Savi                       Vice President
10 Park Avenue
Morristown, NJ 07962
Kevin M. Thorwarth                 Vice President
10 Park Avenue
Morristown, NJ 07962
Mark. H. Wilsmann                  Vice President
10 Park Avenue
Morristown, NJ 07962





ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT




The Registrant is a separate account of MetLife Insurance Company of Connecticut under Connecticut insurance law. The Depositor is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. No person is controlled by the Registrant. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2006

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2006. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9989% is owned by MetLife International Holdings, Inc. and 0.0011% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 91.227896580% is owned by MetLife International Holdings, Inc. and 8.772103054% is owned by MetLife Vida e Previdencia S.A., and 0.000000366% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife International Insurance Ltd. (Bermuda)

      18.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      19. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by; Natiloportem Holdings, Inc.

      20. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc., and 94.9999% is owned by MetLife International Holdings Inc.

      21. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a)    Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met
                  AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc., and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      22.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            c)    MetLife Direct Co., Ltd. (Japan)

            d)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife (India) Private Ltd. (India)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Dewey Square South, LLC (NY)

      19.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      20.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        21.   Bond Trust Account A (MA)

        22.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d) RGA Reinsurance Company (Barbados) Ltd. (Barbados) (80%)

                              (i)   RGA Financial Group, L.L.C. (DE)- RGA
                                    Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                        (n)   RGA Global Reinsurance Company, Ltd. (Bermuda)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29.   Headland Properties Associates (CA)

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEXDF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT)

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      7.    Pilgrim Investments York Road, LLC (DE)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

            c)    Travelers Investment Adviser, Inc. (DE)

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited, Inc. (UK)

            b) MetLife Pensions Trustees Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      19.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      20.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      21. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      22.   Tribeca Distressed Securities L.L.C. (DE)

      23.   MetLife Investors USA Insurance Comapny (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation, which is 100% of all the stock outstanding as of 12/31/06.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                        7


ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2007, 5,094 Contract Owners held non-qualified and 252,213 Contract Owners held qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION


The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.



Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.




Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER


(a)  MetLife Investors Distribution Company
     5 Park Plaza, Suite 1900
     Irvine, CA 92614



     Prior to October 20, 2006, MLI Distribution LLC was the principal underwriter and distributor. On that date MLI Distribution LLC merged into MetLife Investors Distribution Company.



MetLife Investors Distribution Company also serves as principal underwriter and distributor for the following investment companies (other than the Registrant):





MetLife of CT Fund U for Variable Annuities
MetLife of CT Fund BD for Variable Annuities
MetLife of CT Fund BD II for Variable Annuities
MetLife of CT Fund BD III for Variable Annuities
MetLife of CT Fund BD IV for Variable Annuities
MetLife of CT Fund ABD for Variable Annuities
MetLife of CT Fund ABD II for Variable Annuities
MetLife of CT Separate Account PF for Variable Annuities
MetLife of CT Separate Account PF II for Variable Annuities
MetLife of CT Separate Account QP for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Separate Account TM for Variable Annuities
MetLife of CT Separate Account TM II for Variable Annuities
MetLife of CT Separate Account Five for Variable Annuities
MetLife of CT Separate Account Six for Variable Annuities
MetLife of CT Separate Account Seven for Variable Annuities
MetLife of CT Separate Account Eight for Variable Annuities
MetLife of CT Separate Account Nine for Variable Annuities
MetLife of CT Separate Account Ten for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL II for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Variable Life Insurance Separate Account One

MetLife of CT Variable Life Insurance Separate Account Two
MetLife of CT Variable Life Insurance Separate Account Three
Metropolitan Life Variable Annuity Separate Account I
Metropolitan Life Variable Annuity Separate Account II
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account Twelve for Variable Annuities
MetLife of CT Separate Account Thirteen for Variable Annuities
MetLife of CT Separate Account Fourteen for Variable Annuities
MetLife Insurance Company of Connecticut Variable Annuity Separate Account 2002
MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account
  2002
Met Investors Series Trust
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Annuity Account Five
MetLife Investors Variable Life Account One
MetLife Investors Variable Life Account Five
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven






(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and managers of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.




NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER
--------------------------   ---------------------------------------------------------------------


Michael K. Farrell           Director
5 Park Plaza
Suite 1900
Irvine, CA 92614
Craig W. Markham             Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128
William J. Toppeta           Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Paul A. Sylvester            President, National Sales Manager- Annuities & LTC
10 Park Avenue
Morristown, NJ 07962
Elizabeth M. Forget          Executive Vice President, Investment Fund Management & Marketing
260 Madison Avenue
New York, NY 10016
Paul A. LaPiana              Executive Vice President, National Sales Manager-Life
5 Park Plaza
Suite 1900
Irvine, CA 92614

NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER
--------------------------   ---------------------------------------------------------------------

Richard C. Pearson           Executive Vice President, General Counsel and Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614
Andrew Aiello                Senior Vice President, Channel Head-National Accounts Channel
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Jeffrey A. Barker            Senior Vice President, Channel Head-Independent Accounts
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Douglas P. Rodgers           Senior Vice President, Channel Head-LTC
10 Park Avenue, 1st Floor
Morristown, NJ 07962
Myrna F. Solomon             Senior Vice President, Channel Head-Banks
501 Boylston Street
Boston, MA 02116
Leslie Sutherland            Senior Vice President, Channel Head-Broker/Dealers
1 MetLife Plaza
Long Island City, NY 11101
Edward C. Wilson             Senior Vice President, Channel Head-Wirehouse
5 Park Plaza
Suite 1900
Irvine, CA 92614
Curtis Wohlers               Senior Vice President, Channel Head-Planners
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Jay S. Kaduson               Senior Vice President
10 Park Avenue
Morristown, NJ 07962
Anthony J. Williamson        Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Peter Gruppuso               Vice President and Chief Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830
Debora L. Buffington         Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614
David DeCarlo                Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Charles M. Deuth             Vice President, National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614

NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER
--------------------------   ---------------------------------------------------------------------

Anthony J. Dufault           Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
James R. Fitzpatrick         Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Paul M. Kos                  Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Craig W. Markham             Vice President
13045 Tesson Ferry Rd.
St. Louis, MO 63128
Deron J. Richens             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Cathy Sturdivant             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Paulina Vakouros             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614





(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                               (2)
                                               NET
                  (1)                      UNDERWRITING         (3)              (4)              (5)
           NAME OF PRINCIPAL              DISCOUNTS AND   COMPENSATION ON     BROKERAGE          OTHER
              UNDERWRITER                  COMMISSIONS       REDEMPTION      COMMISSIONS      COMPENSATION
           -----------------             ---------------  ---------------  ---------------  ---------------


MLI Distribution LLC...................    $92,981,365           $0               $0               $0




ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


(1)  MetLife Insurance Company of Connecticut
     One Cityplace
     Hartford, Connecticut 06103-3415


ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and



(c) To deliver with any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) -- (d) of Rule 6c-7 have been complied with.


(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-
     (4) or such letter.


The Company hereby represents:


(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 6th day of April 2007.

                   METLIFE OF CT FUND U FOR VARIABLE ANNUITIES
                                  (Registrant)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (Depositor)

                                        By:     /s/ BENNETT D. KLEINBERG
                                            ------------------------------------
                                            Bennett D. Kleinberg, Vice President
                                                         and Actuary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April 2007.







         /s/ *MICHAEL K. FARRELL                  Director and President
---------------------------------------------
             (Michael K. Farrell)

          /s/ *STANLEY J. TALBI                   Executive Vice President and Chief
---------------------------------------------        Financial Officer
              (Stanley J. Talbi)

      /s/ *JOSEPH J. PROCHASKA, JR.               Executive Vice President and Chief
---------------------------------------------        Accounting Officer
          (Joseph J. Prochaska, Jr.)

         /s/ *WILLIAM J. MULLANEY                 Director
---------------------------------------------
            (William J. Mullaney)

            /s/ *LISA M. WEBER                    Director
---------------------------------------------
               (Lisa M. Weber)

*By:           /s/ MYRA L. SAUL
     ----------------------------------------
       Myra L. Saul , Attorney-in-fact



* MetLife Insurance Company of Connecticut. Executed by Myra L. Saul on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX




 5(a)   Universal Annuity/T-Flex Application for Individual Deferred Annuity
        L-13714 A Order #L-13714R 1 Rev. 5-15-06
 5(b)   VARIABLE AND FIXED ANNUITY APPLICATION L-19060 TFUA (5/06) L-25493
 5(c)   Universal Annuity/T-Flex Application for Individual Deferred Annuity
        L-13714 A Rev. 11-06
 5(d)   VARIABLE AND FIXED ANNUITY APPLICATION L-19060 TFUA (11/06) L-25493
10(a)   Consent of Deloitte & Touche LLP, Independent Registered Public
        Accounting Firm.
13      Powers of Attorney.